UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06087

Legg Mason Partners Series Funds, Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Fl.

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: December 31

Date of reporting period: December 31, 2006

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

[INSERT SHAREHOLDER REPORT]

ANNUAL REPORT

DECEMBER 31, 2006

Legg Mason Partners Series Funds, Inc.

Legg Mason Partners Global High Yield Bond Fund

Legg Mason Partners Short/Intermediate U.S. Government Fund

Legg Mason Partners Strategic Bond Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners Series Funds, Inc.

Annual Report  •  December 31, 2006

What’s

Inside

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

U.S. economic growth was mixed during the 12-month reporting period. After gross domestic product (“GDP”)i expanded 1.7% in the fourth quarter of 2005, the economy then rebounded sharply in the first quarter of 2006. Over this period, GDP rose 5.6%, its best showing since the third quarter of 2003. In the second quarter of 2006, GDP growth was 2.6% and it further moderated to 2.0% in the third quarter. The economy then strengthened in the fourth quarter, due largely to increased consumer spending. Over this time, the advance estimate for GDP growth was 3.5%.

After increasing the federal funds rateii to 5.25% in June—its 17th consecutive rate hike—the Federal Reserve Board (“Fed”)iii paused from raising rates at its next five meetings. In its statement accompanying the January 2007 meeting, the Fed stated, “Recent indicators have suggested somewhat firmer economic growth, and some tentative signs of stabilization have appeared in the housing market. Readings on core inflation have improved modestly in recent months, and inflation pressures seem likely to moderate over time.”

During the reporting period, short- and long-term Treasury yields experienced periods of significant volatility. After peaking in late June—with two- and 10-year Treasuries hitting 5.29% and 5.25%, respectively—rates fell sharply as the Fed paused from its tightening cycle. In addition, inflationary pressures eased as oil prices fell after reaching a record high in mid-July. Overall, during the 12 months ended December 31, 2006, two-year Treasury yields increased to 4.82% versus 4.41% when the reporting period began. Over the same period, 10-year Treasury yields moved from 4.39% to 4.71%. Looking at the 12-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexiv, returned 4.33%.

Legg Mason Partners Series Funds, Inc.         I

Strong demand from investors seeking incremental returns, solid corporate profits and low default rates helped high yield bonds generate positive returns during the reporting period. While there were several high profile company specific issues, they were not enough to drag down the overall high yield market. During the 12-month period ended December 31, 2006, the Citigroup High Yield Market Indexv returned 11.85%.

Despite periods of weakness, emerging markets debt generated strong results over the 12-month period, as the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned 9.88%. An expanding global economy, solid domestic spending and a pause in U.S. interest rate hikes supported many emerging market countries.

Please read on for a more detailed look at prevailing economic and market conditions during the Funds’ fiscal year and to learn how those conditions have affected each Fund’s performance.

Special Shareholder Notices

Legg Mason Partners Global High Yield Bond Fund

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and Western Asset Management Company (“Western Asset”) became the Fund’s subadviser. The portfolio managers who are responsible for the day-to-day management of the Fund remained the same immediately prior to and immediately after the date of these changes. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc.

Effective November 30, 2006, Western Asset Management Company Limited (“Western Asset Limited”) became an additional subadviser to the Fund, under an additional sub-advisory agreement between Western Asset and Western Asset Limited. Western Asset Limited provides certain advisory services to the Fund relating to currency transactions and investment in non-dollar denominated securities. Western Asset Limited has offices at 10 Exchange Place, London, England. Western Asset Limited acts as an investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds.

II         Legg Mason Partners Series Funds, Inc.

Certain changes regarding share class pricing and related matters were implemented on November 20, 2006. Please consult the Fund’s current prospectus for more information.

Prior to November 20, 2006, the Fund was known as Salomon Brothers High Yield Bond Fund.

Legg Mason Partners Short/Intermediate U.S. Government Fund

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and Western Asset Management Company (“Western Asset”) became the Fund’s subadviser. The portfolio managers who are responsible for the day-to-day management of the Fund remained the same immediately prior to and immediately after the date of these changes. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc.

Certain changes regarding share class pricing and related matters were implemented on November 20, 2006. Please consult the Fund’s current prospectus for more information.

Prior to November 20, 2006, the Fund was known as Salomon Brothers Short/Intermediate U.S. Government Fund.

Legg Mason Partners Strategic Bond Fund

Shareholder approval of a reorganization pursuant to which the Fund’s assets will be acquired, and its liabilities assumed by Legg Mason Partners Diversified Strategic Income Fund (the “Acquiring Fund”), in exchange for shares of the Acquiring Fund has been obtained. It is expected that the Fund will be terminated, and shares of the Acquiring Fund will be distributed to Fund shareholders on or about March 2, 2007.

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) became the Fund’s subadvisers. The portfolio managers who are responsible for the day-to-day management of the Fund remained the same immediately prior to and immediately after the date of these

Legg Mason Partners Series Funds, Inc.         III

changes. LMPFA, Western Asset, and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc.

Certain changes regarding share class pricing and related matters were implemented on November 20, 2006. Please consult the Fund’s current prospectus for more information.

Prior to November 20, 2006, the Fund was known as Salomon Brothers Strategic Bond Fund.

Information About Your Funds

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Funds’ manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Funds’ response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Funds’ are not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Funds’ is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

February 26, 2007

IV         Legg Mason Partners Series Funds, Inc.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iii

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.

vi

JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

Legg Mason Partners Series Funds, Inc.         V

Fund Overview

Legg Mason Partners Global High Yield Bond Fund

Q. What were the overall market conditions during the Fund’s reporting period?

A. The economy weakened during the period due, in part, to the lagged effect of higher short-term interest rates and a rapidly cooling housing market. Inflationary pressures intensified during the first half of the reporting period. However, as oil prices retreated from their July record high and housing prices moderated, inflation became less of an issue. The Federal Reserve Board (“Fed”)i boosted its target federal funds rateii from 4.25% when the reporting period began to 5.25% in June 2006. The Fed then held rates steady during the remainder of the year.

Turning to the bond market, the Treasury yield curveiii flattened in 2006, as the difference between short- and long-term yields narrowed. Throughout much of 2006, the Treasury yield curve was inverted, with two-year Treasury yields surpassing their 10-year counterparts. Historically, this anomaly has often been a precursor of slowing economic growth and, in many cases, a recession.

High yield bonds performed very well during the fiscal year. Continued strong corporate profits, low default rates and solid demand helped the asset class outperform the overall bond market during the 12-month period ended December 31, 2006. Over that period, the Citigroup High Yield Market Indexiv gained 11.85% and the Lehman Brothers U.S. Aggregate Indexv rose 4.33%.

Performance Review

For the 12 months ended December 31, 2006, Class A shares of the Legg Mason Partners Global High Yield Bond Fund, excluding sales charges, returned 9.90%. These shares underperformed the Lipper High Current Yield Funds Category Average1, which increased 10.06%. The Fund’s unmanaged benchmark, the Citigroup High Yield Market Index, returned 11.85% for the same period.

[1]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 457 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Partners Series Funds, Inc. 2006 Annual Report         1

Performance Snapshot as of December 31, 2006 (excluding sales charges) (unaudited)

	6 Months	12 Months
Global High Yield Bond Fund—Class A Shares	8.13%	9.90%

Citigroup High Yield Market Index	8.74%	11.85%

Lipper High Current Yield Funds Category Average	7.42%	10.06%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/InvestorServices.
Excluding sales charges, Class B, C and I shares returned 7.83%, 7.94% and 8.28%, respectively, over the six months ended December 31, 2006. Excluding sales charges, Class B, C and I shares returned 9.17%, 9.46% and 10.29%, respectively, over the twelve months ended December 31, 2006. All share class returns assume the reinvestment of all distributions, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.
Performance figures reflect reimbursements and/or fee waivers, without which the performance would have been lower.
As of November 20, 2006, Class Y shares were converted into Class O shares and Class O shares were renamed Class I shares.
Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2006, including the reinvestment of all distributions, if any, calculated among the 472 funds for the six-month period and among the 457 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.

Q. What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A. We continued to conduct extensive research to identify securities that we believed offered attractive risk/reward characteristics. Over the period, our overweight to media/cable bonds enhanced results as they generated solid results. Elsewhere, underweights to the utility and technology sectors were beneficial to performance as they lagged the overall high yield market.

What were the leading detractors from performance?

A. During the period lower quality issuers, those issuers rated CCC and below, significantly outperformed the broader high yield market. The Fund’s underweight to lower quality issuers hurt relative performance. In addition, the Fund’s underweight to auto and overweight to energy companies detracted from performance.

Q. Were there any significant changes to the Fund during the reporting period?

A. After assuming management responsibilities for the Fund, our high yield team endeavored to make the portfolio more sensitive to the favorable high yield environment.

2         Legg Mason Partners Series Funds, Inc. 2006 Annual Report

Thank you for your investment in the Legg Mason Partners Global High Yield Bond Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

January 22, 2007

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2006 were: Media (11.4%), Oil, Gas & Consumable Fuels (10.4%), Diversified Telecommunications Services (6.1%), Hotels, Restaurants & Leisure (6.0%), Healthcare Providers & Services (5.4%) Fund’s portfolio composition is subject to change at any time.

RISKS: Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Investments in high-yield securities and foreign securities, including emerging markets, involve risks beyond those inherent in solely higher-rated and domestic investments. The risks of high-yield securities include, but are not limited to, price volatility and the possibility of default in the timely payment of interest and principal. Foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions. These risks are magnified in emerging markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans
iii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.
iv	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.
[v]

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

Legg Mason Partners Series Funds, Inc. 2006 Annual Report         3

Fund Overview

Legg Mason Partners Short/Intermediate U.S. Government Fund

Q. What were the overall market conditions during the Fund’s reporting period?

A. The economy weakened during the period due, in part, to the lagged effect of higher short-term interest rates and a rapidly cooling housing market. Inflationary pressures intensified during the first half of the reporting period. However, as oil prices retreated from their July record high and housing prices moderated, inflation became less of an issue. The Federal Reserve Board (“Fed”)i boosted its target federal funds rateii from 4.25% when the reporting period began to 5.25% in June 2006. The Fed then held rates steady during the remainder of the year.

Turning to the bond market, the Treasury yield curveiii flattened in 2006, as the difference between short- and long-term yields narrowed. Throughout much of 2006, the Treasury yield curve was inverted, with two-year Treasury yields surpassing their 10-year counterparts. Historically, this anomaly has often been a precursor of slowing economic growth and, in many cases, a recession.

Performance Review

For the 12 months ended December 31, 2006, Class A shares of the Legg Mason Partners Short/Intermediate U.S. Government Fund, excluding sales charges, returned 3.88%. These shares outperformed the Lipper Short/Intermediate U.S. Government Funds Category Average1 which increased 3.51%. The Fund’s unmanaged benchmark, the Citigroup 1-10 Year Treasury Bond Indexiv, returned 3.55% for the same period.

[1]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 72 funds in the Fund’s Lipper category, and excluding sales charges.

4         Legg Mason Partners Series Funds, Inc. 2006 Annual Report

Performance Snapshot as of December 31, 2006 (excluding sales charges) (unaudited)

	6 Months	12 Months
Short/Intermediate U.S. Government Fund — Class A Shares	4.25%	3.88%

Citigroup 1-10 Year Treasury Bond Index	3.72%	3.55%

Lipper Short-Intermediate U.S. Government Funds Category Average	3.44%	3.51%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. Current reimbursements and/or fee waivers are voluntary, and may be reduced or terminated at any time. Absent these reimbursements or waivers, performance would have been lower. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/InvestorServices.
Performance figures reflect reimbursement and/or fee waivers, without which the performance would have been lower.
Excluding sales charges, Class B, C and Class O shares returned 4.11%, 3.96% and 4.37%, respectively over the six months ended December 31, 2006. Excluding sales charges, Class B, Class C and Class O shares returned 3.63%, 3.37% and 4.14% over the twelve months ended December 31, 2006. All share class returns assume the reinvestment of all distributions, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.
The 30-Day SEC Yields for Class A, B, C and Class O were 4.15%, 3.99%, 3.69% and 4.53%, respectively. Absent current reimbursements or waivers, the 30-Day SEC Yields for Class A, B, C and Class O would have been 3.71%, 3.60%, 3.20% and 4.33%, respectively.
The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period ended December 31, 2006 and is subject to change.
Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 72 funds for the six-month period and among the 72 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.

Q. What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A. An allocation to mortgage-backed securities was beneficial to performance, especially in October and November, as volatility remained low and spreads narrowed. In addition, the Fund’s long duration position enhanced results during the summer as interest rates declined given the cooling housing market and weakening economy.

What were the leading detractors from performance?

A. The Fund’s modest exposure to Treasury Inflation Protected Securities (“TIPS”)v was a negative to performance as inflationary pressures subsided in the second half of the year as oil prices fell sharply. In addition, our yield curve positioning hurt results, as we felt the yield curve would steepen. However, with the Fed raising short-term interest rates longer than anticipated, the curve flattened and inverted, with two year Treasury yields surpassing their 10-year counterparts.

Legg Mason Partners Series Funds, Inc. 2006 Annual Report         5

Q. Were there any significant changes to the Fund during the reporting period?

A. There were no significant changes during the period.

Thank you for your investment in the Legg Mason Partners Short/Intermediate U.S. Government Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

January 22, 2007

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: The value of the Fund will fluctuate with market conditions and neither share price nor income from the Fund are guaranteed by the U.S. government. Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Investments in mortgage-backed securities involve an additional level of risk, as discussed in the prospectus. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

iv	The Citigroup 1-10 Year Treasury Bond Index is a broad measure of the performance of the short-term and medium-term U.S. Treasury securities.

[v]

U.S. Treasury Inflation Protected Securities (“TIPS”) are bonds sold at auction and available in 10- or 30-year maturities. TIPS receive a fixed, stated rate of return. But they also increase their principal by the changes in the CPI-U (the non-seasonally adjusted U.S. city average all items consumer price index for all urban consumers, published by the Bureau of Labor Statistics). Investors should note that TIPS, like most fixed income instruments with long maturities, are subject to price risk.

6         Legg Mason Partners Series Funds, Inc. 2006 Annual Report

Fund Overview

Legg Mason Partners Strategic Bond Fund

Q. What were the overall market conditions during the Fund’s reporting period?

A. The economy weakened during the period due, in part, to the lagged effect of higher short-term interest rates and a rapidly cooling housing market. Inflationary pressures intensified during the first half of the reporting period. However, as oil prices retreated from their July record high and housing prices moderated, inflation became less of an issue. The Federal Reserve Board (“Fed”)i boosted its target federal funds rateii from 4.25% when the reporting period began to 5.25% in June 2006. The Fed then held rates steady during the remainder of the year.

Turning to the bond market, the Treasury yield curveiii flattened in 2006, as the difference between short- and long-term yields narrowed. Throughout much of 2006, the Treasury yield curve was inverted, with two-year Treasury yields surpassing their 10-year counterparts. Historically, this anomaly has often been a precursor of slowing economic growth and, in many cases, a recession.

Both high yield bonds and emerging market debt performed very well during the fiscal year. Continued strong corporate profits, low default rates and solid demand helped the high yield bond market generate solid results during the 12-month period ended December 31, 2006. Over that time, the Citigroup High Yield Market Indexiv gained 11.85%. While the emerging debt market experienced periods of volatility, continued global growth, high commodity prices, and an end to U.S. interest rate hikes supported the asset class. For the 12-month period, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)v returned 9.88%.

Performance Review

For the 12 months ended December 31, 2006, Class A shares of the Legg Mason Partners Strategic Bond Fund, excluding sales charges, returned 5.10%. The Fund’s unmanaged benchmarks, the Lehman Brothers U.S. Aggregate Indexvi and the Citigroup Broad Investment Grade Bond Indexvii, returned 4.33% and 4.33%, respectively, for the same period. The Lipper Multi-Sector Income Funds Category Average1 increased 6.69% over the same time frame.

[1]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 121 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Partners Series Funds, Inc. 2006 Annual Report         7

Performance Snapshot as of December 31, 2006 (excluding sales charges) (unaudited)

	6 Months	12 Months
Strategic Bond Fund — Class A Shares	5.97%	5.10%

Lehman Brothers U.S. Aggregate Index	5.09%	4.33%

Citigroup Broad Investment Grade Bond Index	5.15%	4.33%

Lipper Multi-Sector Income Funds Category Average	5.94%	6.69%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/InvestorServices.
Excluding sales charges, Class B, C, I (formerly Class Y) and Class O shares returned 5.55%, 5.64%, 6.11% and 6.12%, respectively over the six months ended December 31, 2006. Excluding sales charges, Class B, Class C, Class I and Class O shares returned 4.33%, 4.46%, 5.29% and 5.11% over the twelve months ended December 31, 2006. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.
Performance figures reflect reimbursement and/or fee waivers, without which the performance would have been lower.
Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 123 funds for the six-month period and among the 121 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.

Q. What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A. We managed duration tactically during the fiscal year, allowing it to rise and fall with fluctuating interest rates. Our decision to generally have a longer duration during the last half of the year was beneficial as yields fell when the Fed paused from raising interest rates and housing data came in much worse than expected. In addition, an overweight to mortgage-backed securities enhanced results as they outperformed Treasuries. An emphasis on BBB-rated corporate securities and high yield bonds boosted returns as well. In particular, overweight positions in Ford Motor Co., General Motors Corporation and GMAC were helpful as they performed extremely well during the period. Finally, a small exposure to emerging market debt enhanced Fund results.

What were the leading detractors from performance?

A. A long duration during the first half of the reporting period detracted from results as the economy was stronger than expected and the Fed continued to raise interest rates. Over the same timeframe, our yield curve positioning hurt results. In particular, our bias to the short- to intermediate-part of the curve was detrimental as the yield curve flattened. In addition, the Fund’s exposure to Treasury Inflation Protected Securities (“TIPS”)viii was a negative to performance as inflationary pressures subsided in the second half of the year as oil prices fell sharply.

8         Legg Mason Partners Series Funds, Inc. 2006 Annual Report

Q. Were there any significant changes to the Fund during the reporting period?

A. There were no significant changes during the period.

Thank you for your investment in the Legg Mason Partners Strategic Bond Fund. As always, we appreciate that you have chosen us to manage your assets.

Sincerely,

Western Asset Management Company

January 22, 2007

Legg Mason Partners Series Funds, Inc. 2006 Annual Report         9

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Investments in high-yield securities and in foreign companies and governments, including emerging markets, involve risks beyond those inherent solely in higher-rated and domestic investments. The risks of high-yield securities include, but are not limited to, price volatility and the possibility of default in the timely payment of interest and principal. Investments in bonds are subject to interest rate and credit risks. Foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

iv	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.

[v]

JPMorgan Emerging Markets Bond Index Global ("EMBI Global") tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

vi

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii

The Citigroup Broad Investment Grade Bond Index includes institutionally traded U.S. Treasury Bonds, government-sponsored bonds (U.S. Agency and supranational), mortgage-backed securities and corporate securities.

viii

U.S. Treasury Inflation Protected Securities ("TIPS") are bonds sold at auction and available in 10- or 30-year maturities. TIPS receive a fixed, stated rate of return. But they also increase their principal by the changes in the CPI-U (the non-seasonally adjusted U.S. city average all items consumer price index for all urban consumers, published by the Bureau of Labor Statistics). Investors should note that TIPS, like most fixed income instruments with long maturities, are subject to price risk.

10         Legg Mason Partners Series Funds, Inc. 2006 Annual Report

Fund at a Glance (unaudited)

Legg Mason Partners Global High Yield Bond Fund

Legg Mason Partners Series Funds, Inc. 2006 Annual Report         11

Fund at a Glance (unaudited) (continued)

Legg Mason Partners Short/Intermediate U.S. Government Fund

12         Legg Mason Partners Series Funds, Inc. 2006 Annual Report

Fund at a Glance (unaudited) (continued)

Legg Mason Partners Strategic Bond Fund

Legg Mason Partners Series Funds, Inc. 2006 Annual Report         13

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2006 and held for the six months ended December 31, 2006.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

Legg Mason Partners Global High Yield Bond Fund	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(3)	Expenses Paid During the Period(4)
Class A	8.13%	$1,000.00	$1,081.30	1.19%	$6.24

Class B	7.83	1,000.00	1,078.30	1.98	10.37

Class C	7.94	1,000.00	1,079.40	1.69	8.86

Class I(5)	8.28	1,000.00	1,082.80	0.84	4.41

(1)	For the six months ended December 31, 2006.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	The expense ratios do not include the non-recurring restructuring and/or reorganization fees.

(4)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

(5)	As of November 20, 2006, Class Y shares were converted into Class O shares and Class O shares were renamed Class I shares.

14         Legg Mason Partners Series Funds, Inc. 2006 Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

Legg Mason Partners Global High Yield Bond Fund	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(2)	Expenses Paid During the Period(3)
Class A	5.00%	$1,000.00	$1,019.21	1.19%	$6.06

Class B	5.00	1,000.00	1,015.22	1.98	10.06

Class C	5.00	1,000.00	1,016.69	1.69	8.59

Class I(4)	5.00	1,000.00	1,020.97	0.84	4.28

(1)	For the six months ended December 31, 2006.

(2)	The expense ratios do not include the non-recurring restructuring and/or reorganization fees.

(3)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

(4)	As of November 20, 2006, Class Y shares were converted into Class O shares and Class O shares were renamed Class I shares.

Legg Mason Partners Series Funds, Inc. 2006 Annual Report         15

Fund Expenses (unaudited) (continued)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2006 and held for the six months ended December 31, 2006.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

Legg Mason Partners Short/Intermediate U.S. Government Fund	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratios(3)	Expenses Paid During the Period(4)
Class A	4.25%	$1,000.00	$1,042.50	0.80%	$4.12

Class B	4.11	1,000.00	1,041.10	1.05	5.40

Class C	3.96	1,000.00	1,039.60	1.30	6.68

Class O	4.37	1,000.00	1,043.70	0.55	2.83

(1)	For the six months ended December 31, 2006.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	The expense ratios do not include the non-recurring restructuring and/or reorganization fees.

(4)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

16         Legg Mason Partners Series Funds, Inc. 2006 Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

Legg Mason Partners Short/Intermediate U.S. Government Fund	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(2)	Expenses Paid During the Period(3)
Class A	5.00%	$1,000.00	$1,021.17	0.80%	$4.08

Class B	5.00	1,000.00	1,019.91	1.05	5.35

Class C	5.00	1,000.00	1,018.65	1.30	6.61

Class O	5.00	1,000.00	1,022.43	0.55	2.80

(1)	For the six months ended December 31, 2006.

(2)	The expense ratios do not include the non-recurring restructuring and/or reorganization fees.

(3)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners Series Funds, Inc. 2006 Annual Report         17

Fund Expenses (unaudited) (continued)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2006 and held for the six months ended December 31, 2006.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

Legg Mason Partners Strategic Bond Fund	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(3)	Expenses Paid During the Period(4)
Class A	5.97%	$1,000.00	$1,059.70	1.21%	$6.28

Class B	5.55	1,000.00	1,055.50	1.94	10.05

Class C	5.64	1,000.00	1,056.40	1.71	8.86

Class I(5)	6.11	1,000.00	1,061.10	0.97	5.04

Class O	6.12	1,000.00	1,061.20	1.20	6.23

(1)	For the six months ended December 31, 2006.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	The expense ratios do not include the non-recurring restructuring and/or reorganization fees.

(4)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

(5)	As of November 20, 2006, Class Y shares were renamed Class I shares.

18         Legg Mason Partners Series Funds, Inc. 2006 Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

Legg Mason Partners Strategic Bond Fund	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(2)	Expenses Paid During the Period(3)
Class A	5.00%	$1,000.00	$1,019.11	1.21%	$6.16

Class B	5.00	1,000.00	1,015.43	1.94	9.86

Class C	5.00	1,000.00	1,016.59	1.71	8.69

Class I(4)	5.00	1,000.00	1,020.32	0.97	4.94

Class O	5.00	1,000.00	1,019.16	1.20	6.11

(1)	For the six months ended December 31, 2006.

(2)	The expense ratios do not include the non-recurring restructuring and/or reorganization fees.

(3)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

(4)	As of November 20, 2006, Class Y shares were renamed Class I shares.

Legg Mason Partners Series Funds, Inc. 2006 Annual Report         19

Fund Performance

Legg Mason Partners Global High Yield Bond Fund

Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)
	Class A	Class B	Class C	Class I(3)
Twelve Months Ended 12/31/06	9.90%	9.17%	9.46%	10.29%

Five Years Ended 12/31/06	10.84	10.02	10.32	11.25

Ten Years Ended 12/31/06	6.57	5.77	5.99	6.92

Inception* through 12/31/06	8.69	7.88	8.06	9.01

	With Sales Charges(4)
	Class A(5)	Class B(6)	Class C	Class I(3)
Twelve Months Ended 12/31/06	5.24%	4.67%	8.46%	10.29%

Five Years Ended 12/31/06	9.89	9.88	10.32	11.25

Ten Years Ended 12/31/06	6.11	5.77	5.99	6.92

Inception* through 12/31/06	8.30	7.88	8.06	9.01

Cumulative Total Returns(1) (unaudited)

Without Sales Charges(2)
Class A (12/31/96 through 12/31/06)	88.97%

Class B (12/31/96 through 12/31/06)	75.27

Class C (12/31/96 through 12/31/06)	78.96

Class I(3) (Inception* through 12/31/06)	95.19

(1)

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

(3)	As of November 20, 2006, Class Y shares were converted into Class O shares and Class O shares were renamed Class I shares.

(4)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

(5)	Class A shares maximum initial sales charge decreased from 4.50% to 4.25% on November 20, 2006.

(6)	Class B share CDSC increased from 4.00% to 4.50% on November 20, 2006.

*	Inception date for Class A, B and C shares is February 22, 1995. Inception date for Class I shares is April 2, 2003.

20         Legg Mason Partners Series Funds, Inc. 2006 Annual Report

Fund Performance (continued)

Legg Mason Partners Short/Intermediate U.S. Government Fund

Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)
	Class A	Class B	Class C	Class O
Twelve Months Ended 12/31/06	3.88%	3.63%	3.37%	4.14%

Five Years Ended 12/31/06	3.49	2.98	2.98	3.77

Ten Years Ended 12/31/06	5.12	4.49	4.57	5.42

Inception* through 12/31/06	5.41	4.75	4.82	5.70

	With Sales Charges(3)
	Class A(4)	Class B(5)	Class C	Class O
Twelve Months Ended 12/31/06	1.53%	(1.35)%	3.37%	4.14%

Five Years Ended 12/31/06	3.03	2.81	2.98	3.77

Ten Years Ended 12/31/06	4.88	4.49	4.57	5.42

Inception* through 12/31/06	5.21	4.75	4.82	5.70

Cumulative Total Returns(1) (unaudited)

Without Sales Charges(2)
Class A (12/31/96 through 12/31/06)	64.74%

Class B (12/31/96 through 12/31/06)	55.13

Class C (12/31/96 through 12/31/06)	56.32

Class O (12/31/96 through 12/31/06)	69.53

(1)

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B shares.

(3)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 2.25%; As of November 20, 2006, Class B shares may only be obtained through exchange and may be subject to the CDSC that you originally purchased, up to a maximum of 5.00%.

(4)	Class A shares maximum initial sales charge increased from 2.00% to 2.25% on November 20, 2006.

(5)	Class B shares CDSC increased from 2.00% to 5.00% on November 20, 2006.

*	Inception date for Class A, B, C and O shares is February 22, 1995.

Legg Mason Partners Series Funds, Inc. 2006 Annual Report         21

Fund Performance (continued)

Legg Mason Partners Strategic Bond Fund

Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)
	Class A	Class B	Class C	Class I(3)	Class O
Twelve Months Ended 12/31/06	5.10%	4.33%	4.46%	5.29%	5.11%

Five Years Ended 12/31/06	7.22	6.44	6.70	N/A	7.32

Ten Years Ended 12/31/06	6.09	5.33	5.54	N/A	6.30

Inception* through 12/31/06	7.69	6.90	7.08	5.37	7.90

	With Sales Charges(4)
	Class A(5)	Class B(6)	Class C	Class I(3)	Class O
Twelve Months Ended 12/31/06	0.66%	(0.17)%	3.46%	5.29%	5.11%

Five Years Ended 12/31/06	6.30	6.29	6.70	N/A	7.32

Ten Years Ended 12/31/06	5.64	5.33	5.54	N/A	6.30

Inception* through 12/31/06	7.30	6.90	7.08	5.37	7.90

Cumulative Total Returns(1) (unaudited)

Without Sales Charges(2)
Class A (12/31/96 through 12/31/06)	80.69%

Class B (12/31/96 through 12/31/06)	68.07

Class C (12/31/96 through 12/31/06)	71.40

Class I(3) (Inception* through 12/31/06)	18.88

Class O (12/31/96 through 12/31/06)	84.28

(1)

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

(3)	As of November 20, 2006, Class Y shares were renamed Class I shares.

(4)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

(5)	Class A shares maximum initial sales charge decreased from 4.50% to 4.25% on November 20, 2006.

(6)	Class B shares CDSC increased from 4.00% to 4.50% on November 20, 2006.

*	Inception date for Class A, B, C and O shares is February 22, 1995. Inception date for Class I shares is September 10, 2003.

22         Legg Mason Partners Series Funds, Inc. 2006 Annual Report

Historical Performance (unaudited)

Value of $10,000 Invested in Class B, C and O Shares of the Legg Mason Partners Global High Yield Bond Fund vs. Citigroup High Yield Market Index† (December 1996 — December 2006)

†	Hypothetical illustration of $10,000 invested in Class A, B, C and O shares on December 31, 1996, assuming deduction of the maximum initial sales charge of 4.25% with respect to Class A Shares at the time of investment and reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2006. The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other class may be greater or less than the Class A, B, C and O shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

‡	Class A shares maximum initial sales charge decreased from 4.50% to 4.25% on November 20, 2006.

*	As of November 20, 2006, Class O shares were converted to Class I shares.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Legg Mason Partners Series Funds, Inc. 2006 Annual Report         23

Historical Performance (unaudited) (continued)

Value of $10,000 Invested in Class A, B, C and O Shares of the Legg Mason Partners Short/Intermediate U.S. Government Fund vs. Citigroup 1-10 Year Treasury Bond Index† (December 1996 — December 2006)

†	Hypothetical illustration of $10,000 invested in Class A, B, C and O shares on December 31, 1996, assuming deduction of the maximum initial sales charge of 2.25% with respect to Class A shares at the time of investment and reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2006. The Citigroup 1-10 Year Treasury Bond Index is a broad measure of the performance of the short-term and medium-term U.S. Treasury securities. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

‡	Class A shares maximum initial sales charge increased from 2.00% to 2.25% on November 20, 2006.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

24         Legg Mason Partners Series Funds, Inc. 2006 Annual Report

Historical Performance (unaudited) (continued)

Value of $10,000 Invested in Class A, B, C and O Shares of the Legg Mason Partners Strategic Bond Fund vs. Lehman Brothers U.S. Aggregate Index† (December 1996 — December 2006)

†	Hypothetical illustration of $10,000 invested in Class A, B, C and O shares on December 31, 1996, assuming deduction of the maximum initial sales charge of 4.25% with regards to Class A shares at the time of investment and reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2006. The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher and having at least one year to maturity. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other class may be greater or less than the Class A, B, C and O shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

‡	Class A shares maximum initial sales charge decreased from 4.50% to 4.25% on November 20, 2006.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Legg Mason Partners Series Funds, Inc. 2006 Annual Report         25

Schedules of Investments (December 31, 2006)

LEGG MASON PARTNERS GLOBAL HIGH YIELD BOND FUND

Face Amount	Security	Value

CORPORATE BONDS & NOTES — 92.8%
Aerospace & Defense — 1.9%
$2,160,000	Alliant Techsystems Inc., Senior Subordinated Notes, 6.750% due 4/1/16	$2,165,400
1,875,000	Argo-Tech Corp., Senior Notes, 9.250% due 6/1/11	2,034,375
	DRS Technologies Inc., Senior Subordinated Notes:
4,475,000	6.875% due 11/1/13	4,530,937
1,350,000	6.625% due 2/1/16	1,366,875
	L-3 Communications Corp., Senior Subordinated Notes:
2,125,000	7.625% due 6/15/12	2,210,000
7,675,000	6.375% due 10/15/15	7,636,625
2,790,000	TransDigm Inc., 7.750% due 7/15/14	2,887,650

	Total Aerospace & Defense	22,831,862

Airlines — 0.2%
	Continental Airlines Inc.:
2,020,000	Notes, 8.750% due 12/1/11	2,045,250
	Pass-Through Certificates:
474,038	Series 974C, 6.800% due 7/2/07	471,964
277,792	Series 981C, Class C, 6.541% due 3/15/08	278,313

	Total Airlines	2,795,527

Auto Components — 1.2%
3,660,000	Keystone Automotive Operations Inc., Senior Subordinated Notes, 9.750% due 11/1/13	3,641,700
	TRW Automotive Inc.:
1,002,000	Senior Notes, 9.375% due 2/15/13	1,079,655
773,000	Senior Subordinated Notes, 11.000% due 2/15/13	851,266
	Visteon Corp., Senior Notes:
5,225,000	8.250% due 8/1/10	5,120,500
4,030,000	7.000% due 3/10/14	3,546,400

	Total Auto Components	14,239,521

Automobiles — 3.4%
	Ford Motor Co.:
	Debentures:
2,255,000	8.875% due 1/15/22	1,973,125
1,350,000	8.900% due 1/15/32	1,218,375
26,720,000	Notes, 7.450% due 7/16/31	21,108,800
950,000	Senior Notes, 4.950% due 1/15/08	934,182
	General Motors Corp.:
2,865,000	Notes, 7.200% due 1/15/11	2,786,212
	Senior Debentures:
2,400,000	8.250% due 7/15/23	2,244,000
10,530,000	8.375% due 7/15/33	9,792,900

	Total Automobiles	40,057,594

See Notes to Financial Statements.

26         Legg Mason Partners Series Funds, Inc. 2006 Annual Report

Schedules of Investments (December 31, 2006) (continued)

Face Amount	Security	Value

Beverages — 0.4%
$4,085,000	Constellation Brands Inc., Senior Notes, 7.250% due 9/1/16	$4,217,763

Building Products — 1.8%
	Associated Materials Inc.:
3,080,000	Senior Discount Notes, step bond to yield 13.817% due 3/1/14	2,094,400
4,850,000	Senior Subordinated Notes, 9.750% due 4/15/12	5,019,750
3,290,000	Jacuzzi Brands Inc., Senior Secured Notes, 9.625% due 7/1/10	3,512,075
3,390,000	Nortek Inc., Senior Subordinated Notes, 8.500% due 9/1/14	3,339,150
10,475,000	NTK Holdings Inc., Senior Discount Notes, step bond to yield 11.481% due 3/1/14	7,384,875

	Total Building Products	21,350,250

Capital Markets — 0.4%
190,000	BCP Crystal U.S. Holdings Corp., Senior Subordinated Notes, 9.625% due 6/15/14	210,900
	E*TRADE Financial Corp., Senior Notes:
3,570,000	7.375% due 9/15/13	3,730,650
305,000	7.875% due 12/1/15	325,588

	Total Capital Markets	4,267,138

Chemicals — 2.6%
2,100,000	Borden Chemicals & Plastics LP, Notes, 9.500% due 5/1/05 (a)(b)(c)	31,500
810,000	Chemtura Corp., Senior Notes, 6.875% due 6/1/16	783,675
3,525,000	Equistar Chemicals LP, Senior Notes, 10.625% due 5/1/11	3,771,750
5,930,000	Georgia Gulf Corp., Senior Notes, 9.500% due 10/15/14 (d)	5,811,400
	Huntsman International LLC:
707,000	Senior Notes, 9.875% due 3/1/09	731,745
1,770,000	Senior Subordinated Notes, 7.875% due 11/13/14 (d)	1,792,125
	Lyondell Chemical Co.:
	Senior Notes:
1,585,000	8.000% due 9/15/14	1,652,362
1,305,000	8.250% due 9/15/16	1,376,775
	Senior Secured Notes:
445,000	11.125% due 7/15/12	480,600
30,000	10.500% due 6/1/13	33,150
925,000	Methanex Corp., Senior Notes, 8.750% due 8/15/12	1,010,563
4,550,000	Millennium America Inc., Senior Notes, 9.250% due 6/15/08	4,720,625
6,270,000	Montell Finance Co. BV, Debentures, 8.100% due 3/15/27 (d)	5,987,850
617,000	Rhodia SA, Senior Notes, 10.250% due 6/1/10	706,465
2,385,000	Westlake Chemical Corp., Senior Notes, 6.625% due 1/15/16	2,319,412

	Total Chemicals	31,209,997

Commercial Services & Supplies — 2.8%
850,000	Aleris International Inc., Senior Subordinated Notes, 10.000% due 12/15/16 (d)	856,375
955,000	Allied Security Escrow Corp., Senior Subordinated Notes, 11.375% due 7/15/11	983,650

See Notes to Financial Statements.

Legg Mason Partners Series Funds, Inc. 2006 Annual Report         27

Schedules of Investments (December 31, 2006) (continued)

Face Amount	Security	Value

Commercial Services & Supplies — 2.8% (continued)
	Allied Waste North America Inc., Senior Notes, Series B:
$75,000	8.500% due 12/1/08	$79,219
4,342,000	9.250% due 9/1/12	4,635,085
1,950,000	7.375% due 4/15/14	1,950,000
2,400,000	7.250% due 3/15/15	2,415,000
725,000	Brand Services Inc., Senior Notes, 12.000% due 10/15/12	803,575
	Corrections Corporation of America:
75,000	Senior Notes, 6.750% due 1/31/14	76,125
5,200,000	Senior Subordinated Notes, 6.250% due 3/15/13	5,180,500
5,251,000	DynCorp International LLC/DIV Capital Corporation, Senior Subordinated Notes, Series B, 9.500% due 2/15/13	5,592,315
2,870,961	Employee Solutions Inc., Series B, 10.000% due 4/15/10 (a)(c)	287
1,020,000	Quebecor World Capital Corp., Senior Notes, 8.750% due 3/15/16 (d)	981,750
3,420,000	Rental Services Corp., Senior Notes, 9.500% due 12/1/14 (d)	3,548,250
4,000,000	Safety-Kleen Services Inc., Senior Subordinated Notes, 9.250% due 6/1/08 (a)(b)	4,000
6,150,000	Windstream Corp., Senior Notes, 8.625% due 8/1/16 (d)	6,765,000

	Total Commercial Services & Supplies	33,871,131

Communications Equipment — 0.6%
930,000	Hawaiian Telcom Communications Inc., Senior Notes, Series B, 10.889% due 5/1/13 (e)	934,650
6,915,000	Lucent Technologies Inc., Debentures, 6.450% due 3/15/29	6,413,663

	Total Communications Equipment	7,348,313

Consumer Finance — 4.2%
	Ford Motor Credit Co.:
	Notes:
6,940,000	6.625% due 6/16/08	6,937,626
875,000	7.875% due 6/15/10	882,924
4,275,000	7.000% due 10/1/13	4,087,905
	Senior Notes:
1,220,000	9.875% due 8/10/11	1,306,026
1,370,000	8.110% due 1/13/12 (e)	1,359,225
2,830,000	8.000% due 12/15/16	2,801,188
	General Motors Acceptance Corp., Notes:
9,840,000	6.875% due 8/28/12	10,115,687
19,870,000	8.000% due 11/1/31	22,878,338

	Total Consumer Finance	50,368,919

Containers & Packaging — 2.7%
4,245,000	Berry Plastics Holding Corp., Senior Secured Notes, 8.875% due 9/15/14 (d)	4,329,900
5,625,000	Graham Packaging Co. Inc., Senior Subordinated Notes, 9.875% due 10/15/14	5,709,375
	Graphic Packaging International Corp.:
2,460,000	Senior Notes, 8.500% due 8/15/11	2,558,400
3,215,000	Senior Subordinated Notes, 9.500% due 8/15/13	3,407,900

See Notes to Financial Statements.

28         Legg Mason Partners Series Funds, Inc. 2006 Annual Report

Schedules of Investments (December 31, 2006) (continued)

Face Amount	Security	Value

Containers & Packaging — 2.7% (continued)
$3,325,000	JSG Funding PLC, Senior Notes, 9.625% due 10/1/12	$3,541,125
	Owens-Brockway Glass Container Inc.:
	Senior Notes:
650,000	8.250% due 5/15/13	675,188
800,000	6.750% due 12/1/14	780,000
	Senior Secured Notes:
1,340,000	8.875% due 2/15/09	1,376,850
3,775,000	7.750% due 5/15/11	3,897,687
1,940,000	8.750% due 11/15/12	2,066,100
200,000	Owens-Illinois Inc., Debentures, 7.500% due 5/15/10	201,750
2,070,000	Plastipak Holdings Inc., Senior Notes, 8.500% due 12/15/15 (d)	2,163,150
2,150,000	Radnor Holdings Corp., Senior Notes, 11.000% due 3/15/10 (b)	16,125
	Smurfit-Stone Container Enterprises Inc., Senior Notes:
1,396,000	9.750% due 2/1/11	1,446,605
675,000	8.375% due 7/1/12	664,875

	Total Containers & Packaging	32,835,030

Diversified Consumer Services — 1.8%
2,725,000	Education Management LLC/Education Management Corp., Senior Notes, 8.750% due 6/1/14 (d)	2,834,000
	Hertz Corp.:
4,775,000	Senior Notes, 8.875% due 1/1/14 (d)	5,025,687
10,045,000	Senior Subordinated Notes, 10.500% due 1/1/16 (d)	11,099,725
	Service Corp. International:
730,000	Debentures, 7.875% due 2/1/13	771,975
1,355,000	Senior Notes, 7.625% due 10/1/18	1,443,075

	Total Diversified Consumer Services	21,174,462

Diversified Financial Services — 3.1%
3,800,000	Basell AF SCA, Senior Secured Subordinated Second Priority Notes, 8.375% due 8/15/15 (d)	3,923,500
2,545,000	CCM Merger Inc., Notes, 8.000% due 8/1/13 (d)	2,500,463
	CitiSteel USA Inc., Senior Secured Notes:
1,345,000	12.949% due 9/1/10 (e)	1,398,800
1,050,000	15.000% due 10/1/10 (d)(f)	1,191,750
2,505,000	El Paso Performance-Linked Trust Certificates, Notes, 7.750% due 7/15/11 (d)	2,661,562
1,343,000	Global Cash Access LLC/Global Cash Finance Corp., Senior Subordinated Notes, 8.750% due 3/15/12	1,416,865
1,095,000	Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC, Senior Secured Notes, 9.750% due 11/15/14 (d)	1,115,531
3,435,000	Idearc Inc., Senior Notes, 8.000% due 11/15/16 (d)	3,503,700
6,374,591	JPMorgan Chase London, zero coupon bond to yield 9.312% due 11/8/07 (d)	5,958,428
980,000	Milacron Escrow Corp., Senior Secured Notes, 11.500% due 5/15/11	935,900
1,810,000	UCAR Finance Inc., Senior Notes, 10.250% due 2/15/12	1,916,338
2,075,000	UGS Corp., Senior Subordinated Notes, 10.000% due 6/1/12	2,272,125

See Notes to Financial Statements.

Legg Mason Partners Series Funds, Inc. 2006 Annual Report         29

Schedules of Investments (December 31, 2006) (continued)

Face Amount	Security	Value

Diversified Financial Services — 3.1% (continued)
$2,090,000	Vanguard Health Holdings Co. I LLC, Senior Discount Notes, step bond to yield 9.506% due 10/1/15	$1,619,750
6,825,000	Vanguard Health Holdings Co. II LLC, Senior Subordinated Notes, 9.000% due 10/1/14	6,944,437

	Total Diversified Financial Services	37,359,149

Diversified Telecommunication Services — 6.1%
	Cincinnati Bell Inc.:
4,560,000	Senior Notes, 7.000% due 2/15/15	4,588,500
720,000	Senior Subordinated Notes, 8.375% due 1/15/14	743,400
695,000	Cincinnati Bell Telephone Co., Senior Debentures, 6.300% due 12/1/28	628,975
	Citizens Communications Co., Senior Notes:
1,270,000	7.875% due 1/15/27 (d)	1,289,050
3,515,000	9.000% due 8/15/31	3,831,350
6,270,000	Hawaiian Telcom Communications Inc., Senior Subordinated Notes, Series B, 12.500% due 5/1/15	6,599,175
2,957,000	Inmarsat Finance PLC, 7.625% due 6/30/12	3,067,887
	Intelsat Bermuda Ltd., Senior Notes:
3,830,000	9.250% due 6/15/16 (d)	4,136,400
7,685,000	11.250% due 6/15/16 (d)	8,472,712
2,640,000	Intelsat Ltd., Notes, 7.625% due 4/15/12	2,475,000
2,100,000	Level 3 Communications Inc., Senior Notes, 11.500% due 3/1/10	2,236,500
	Level 3 Financing Inc., Senior Notes:
1,485,000	11.800% due 3/15/11 (e)	1,577,813
2,400,000	9.250% due 11/1/14 (d)	2,460,000
3,195,000	Nordic Telephone Co. Holdings, Senior Notes, 8.875% due 5/1/16 (d)	3,434,625
4,225,000	NTL Cable PLC, Senior Notes, 9.125% due 8/15/16	4,483,781
1,305,000	PanAmSat Corp., Senior Notes, 9.000% due 8/15/14	1,384,931
	Qwest Communications International Inc., Senior Notes:
575,000	7.500% due 2/15/14	595,125
3,285,000	Series B, 7.500% due 2/15/14	3,399,975
	Qwest Corp.:
11,608,000	Debentures, 6.875% due 9/15/33	11,143,680
	Notes:
686,000	8.875% due 3/15/12	767,463
4,085,000	7.500% due 10/1/14	4,350,525
760,000	Wind Acquisition Finance SA, Senior Bond, 10.750% due 12/1/15 (d)	868,300
1,750,000	World Access Inc., Senior Notes, 13.250% due 1/15/08	96,250

	Total Diversified Telecommunication Services	72,631,417

Electric Utilities — 0.7%
2,225,000	Allegheny Energy Supply Co. LLC, Senior Notes, 8.250% due 4/15/12 (d)	2,453,062
940,000	IPALCO Enterprises Inc., Secured Notes, 8.625% due 11/14/11	1,026,950
1,569,800	Midwest Generation LLC, Pass-Through Certificates, Series B, 8.560% due 1/2/16	1,731,686

See Notes to Financial Statements.

30         Legg Mason Partners Series Funds, Inc. 2006 Annual Report

Schedules of Investments (December 31, 2006) (continued)

Face Amount	Security	Value

Electric Utilities — 0.7% (continued)
$2,815,000	Orion Power Holdings Inc., Senior Notes, 12.000% due 5/1/10	$3,209,100

	Total Electric Utilities	8,420,798

Electronic Equipment & Instruments — 0.3%
	NXP BV/NXP Funding LLC:
910,000	Senior Notes, 9.500% due 10/15/15 (d)	937,300
2,745,000	Senior Secured Bond, 7.875% due 10/15/14 (d)	2,851,369

	Total Electronic Equipment & Instruments	3,788,669

Energy Equipment & Services — 1.6%
3,520,000	Complete Production Services Inc., Senior Notes, 8.000% due 12/15/16 (d)	3,625,600
3,542,000	Dresser-Rand Group Inc., Senior Subordinated Notes, 7.375% due 11/1/14	3,586,275
1,475,000	Geokinetics Inc., Secured Notes, 11.860% due 12/15/12 (d)(e)	1,489,750
810,000	GulfMark Offshore Inc., Senior Subordinated Notes, 7.750% due 7/15/14	830,250
	Hanover Compressor Co.:
1,275,000	Senior Notes, 9.000% due 6/1/14	1,383,375
3,730,000	Senior Subordinated Notes, 8.625% due 12/15/10	3,916,500
1,365,000	Pride International Inc., Senior Notes, 7.375% due 7/15/14	1,416,187
1,500,000	Sonat Inc., Notes, 7.625% due 7/15/11	1,597,500
925,000	Universal Compression Inc., Senior Notes, 7.250% due 5/15/10	934,250

	Total Energy Equipment & Services	18,779,687

Food Products — 0.4%
	Dole Food Co. Inc.:
1,725,000	Debentures, 8.750% due 7/15/13	1,681,875
	Senior Notes:
870,000	7.250% due 6/15/10	833,025
2,581,000	8.875% due 3/15/11	2,555,190

	Total Food Products	5,070,090

Gas Utilities — 0.5%
6,245,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes, 6.875% due 12/15/13	6,151,325

Health Care Providers & Services — 5.4%
3,850,000	AmeriPath Inc., Senior Subordinated Notes, 10.500% due 4/1/13	4,186,875
3,230,000	Community Health Systems Inc., Senior Subordinated Notes, 6.500% due 12/15/12	3,197,700
6,770,000	DaVita Inc., Senior Subordinated Notes, 7.250% due 3/15/15	6,939,250
3,425,000	Genesis HealthCare Corp., Senior Subordinated Notes, 8.000% due 10/15/13	3,587,688
	HCA Inc.:
	Debentures:
2,725,000	7.500% due 12/15/23	2,231,009
202,000	8.360% due 4/15/24	178,734
6,365,000	7.500% due 11/15/95	4,819,056
	Notes:
3,625,000	6.375% due 1/15/15	3,081,250
295,000	7.690% due 6/15/25	245,647

See Notes to Financial Statements.

Legg Mason Partners Series Funds, Inc. 2006 Annual Report         31

Schedules of Investments (December 31, 2006) (continued)

Face Amount	Security	Value

Health Care Providers & Services — 5.4% (continued)
$1,125,000	Senior Notes, 6.500% due 2/15/16	$953,438
	Senior Secured Notes:
3,680,000	9.250% due 11/15/16 (d)	3,951,400
3,385,000	9.625% due 11/15/16 (d)	3,647,338
4,650,000	IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes, 8.750% due 6/15/14	4,731,375
	Psychiatric Solutions Inc., Senior Subordinated Notes:
1,075,000	10.625% due 6/15/13	1,187,875
1,075,000	7.750% due 7/15/15	1,077,688
	Tenet Healthcare Corp., Senior Notes:
4,850,000	7.375% due 2/1/13	4,480,187
8,755,000	9.875% due 7/1/14	8,951,987
675,000	9.250% due 2/1/15	678,375
639,000	6.875% due 11/15/31	515,993
5,425,000	Triad Hospitals Inc., Senior Subordinated Notes, 7.000% due 11/15/13	5,486,031

	Total Health Care Providers & Services	64,128,896

Hotels, Restaurants & Leisure — 6.0%
3,075,000	Boyd Gaming Corp., Senior Subordinated Notes, 6.750% due 4/15/14	3,082,687
	Caesars Entertainment Inc., Senior Subordinated Notes:
375,000	9.375% due 2/15/07	376,406
730,000	8.875% due 9/15/08	762,850
2,600,000	8.125% due 5/15/11	2,733,250
850,000	Carrols Corp., Senior Subordinated Notes, 9.000% due 1/15/13	873,375
1,216,000	Choctaw Resort Development Enterprise, Senior Notes, 7.250% due 11/15/19 (d)	1,222,080
2,675,000	Denny’s Holdings Inc., Senior Notes, 10.000% due 10/1/12	2,835,500
1,660,000	El Pollo Loco Inc., Senior Notes, 11.750% due 11/15/13	1,809,400
4,275,000	Herbst Gaming Inc., Senior Subordinated Notes, 7.000% due 11/15/14	4,104,000
4,125,000	Hilton Hotels Corp., Notes, 7.625% due 12/1/12	4,393,125
5,050,000	Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10	5,479,250
4,585,000	Isle of Capri Casinos Inc., Senior Subordinated Notes, 7.000% due 3/1/14	4,585,000
3,725,000	Las Vegas Sands Corp., Senior Notes, 6.375% due 2/15/15	3,627,219
	MGM MIRAGE Inc.:
4,000,000	7.625% due 1/15/17	4,030,000
	Senior Notes:
3,750,000	6.750% due 9/1/12	3,712,500
1,025,000	5.875% due 2/27/14	953,250
500,000	6.625% due 7/15/15	478,750
	Mohegan Tribal Gaming Authority, Senior Subordinated Notes:
2,850,000	7.125% due 8/15/14	2,903,437
2,425,000	6.875% due 2/15/15	2,443,188
4,750,000	Penn National Gaming Inc., Senior Subordinated Notes, 6.750% due 3/1/15	4,678,750
	Pinnacle Entertainment Inc., Senior Subordinated Notes:
2,425,000	8.250% due 3/15/12	2,461,375
2,150,000	8.750% due 10/1/13	2,289,750
475,000	River Rock Entertainment Authority, Senior Notes, 9.750% due 11/1/11	505,875

See Notes to Financial Statements.

32         Legg Mason Partners Series Funds, Inc. 2006 Annual Report

Schedules of Investments (December 31, 2006) (continued)

Face Amount	Security	Value

Hotels, Restaurants & Leisure — 6.0% (continued)
$2,525,000	Sbarro Inc., Senior Notes, 11.000% due 9/15/09	$2,575,500
1,000	Six Flags Inc., Senior Notes, 9.625% due 6/1/14	933
	Station Casinos Inc.:
	Senior Notes:
605,000	6.000% due 4/1/12	577,019
4,505,000	7.750% due 8/15/16	4,561,312
975,000	Senior Subordinated Notes, 6.875% due 3/1/16	879,938
2,425,000	Turning Stone Casino Resort Enterprise, Senior Notes, 9.125% due 12/15/10 (d)	2,497,750
465,000	Wimar Opco LLC, Senior Subordinated Notes, 9.625% due 12/15/14 (d)	462,675

	Total Hotels, Restaurants & Leisure	71,896,144

Household Durables — 2.3%
430,000	American Greetings Corp., Senior Notes, 7.375% due 6/1/16	443,975
	Beazer Homes USA Inc., Senior Notes:
400,000	6.875% due 7/15/15	394,000
2,360,000	8.125% due 6/15/16	2,513,400
2,500,000	Holt Group Inc., Senior Notes, 9.750% due 1/15/06 (a)(b)(c)	0
	Interface Inc.:
725,000	Senior Notes, 10.375% due 2/1/10	804,750
3,200,000	Senior Subordinated Notes, 9.500% due 2/1/14	3,376,000
	K Hovnanian Enterprises Inc., Senior Notes:
2,695,000	7.500% due 5/15/16	2,721,950
5,625,000	8.625% due 1/15/17	6,018,750
3,635,000	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11	3,780,400
3,830,000	Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes, step bond to yield 10.157% due 9/1/12	3,255,500
4,375,000	Sealy Mattress Co., Senior Subordinated Notes, 8.250% due 6/15/14	4,593,750

	Total Household Durables	27,902,475

Household Products — 0.6%
	Nutro Products Inc.:
650,000	Senior Notes, 9.400% due 10/15/13 (d)(e)	676,000
1,575,000	Senior Subordinated Notes, 10.750% due 4/15/14 (d)	1,728,563
	Spectrum Brands Inc., Senior Subordinated Notes:
1,795,000	8.500% due 10/1/13	1,687,300
990,000	7.375% due 2/1/15	861,300
2,650,000	Visant Holding Corp., Senior Notes, 8.750% due 12/1/13	2,742,750

	Total Household Products	7,695,913

Independent Power Producers & Energy Traders — 4.5%
2,640,000	AES China Generating Co., Ltd., Class A, 8.250% due 6/26/10	2,641,581
	AES Corp.:
	Senior Notes:
975,000	8.750% due 6/15/08	1,015,219
150,000	9.500% due 6/1/09	161,250
3,200,000	9.375% due 9/15/10	3,492,000

See Notes to Financial Statements.

Legg Mason Partners Series Funds, Inc. 2006 Annual Report         33

Schedules of Investments (December 31, 2006) (continued)

Face Amount	Security	Value

Independent Power Producers & Energy Traders — 4.5% (continued)
$1,025,000	8.875% due 2/15/11	$1,104,438
3,750,000	7.750% due 3/1/14	3,975,000
1,065,000	Senior Secured Notes, 9.000% due 5/15/15 (d)	1,150,200
2,925,000	Calpine Generating Co. LLC, Senior Secured Notes, 14.370% due 4/1/11 (b)(e)	3,159,000
	Dynegy Holdings Inc.:
2,975,000	Senior Debentures, 7.625% due 10/15/26	2,900,625
3,015,000	Senior Notes, 8.375% due 5/1/16	3,180,825
	Edison Mission Energy, Senior Notes:
3,075,000	7.730% due 6/15/09	3,198,000
620,000	7.500% due 6/15/13	651,000
3,620,000	7.750% due 6/15/16	3,855,300
5,550,000	Mirant Americas Generation LLC, Senior Notes, 8.300% due 5/1/11	5,716,500
4,075,000	Mirant North America LLC, Senior Notes, 7.375% due 12/31/13	4,156,500
	NRG Energy Inc., Senior Notes:
2,100,000	7.250% due 2/1/14	2,121,000
11,675,000	7.375% due 2/1/16	11,762,562
40,000	7.375% due 1/15/17	40,200

	Total Independent Power Producers & Energy Traders	54,281,200

Industrial Conglomerates — 0.2%
2,702,000	Koppers Inc., Senior Notes, 9.875% due 10/15/13	2,951,935

Insurance — 0.6%
6,770,000	Crum & Forster Holdings Corp., Senior Notes, 10.375% due 6/15/13	7,362,375

Internet & Catalog Retail — 0.4%
1,330,000	Brookstone Co. Inc., Senior Secured Notes, 12.000% due 10/15/12	1,306,725
3,097,000	FTD Inc., Senior Subordinated Notes, 7.750% due 2/15/14	3,116,356

	Total Internet & Catalog Retail	4,423,081

IT Services — 0.7%
	SunGard Data Systems Inc.:
3,475,000	Senior Notes, 9.125% due 8/15/13	3,666,125
3,985,000	Senior Subordinated Notes, 10.250% due 8/15/15	4,273,913

	Total IT Services	7,940,038

Leisure Equipment & Products — 0.3%
3,165,000	WMG Acquisition Corp., Senior Subordinated Notes, 7.375% due 4/15/14	3,149,175

Machinery — 0.5%
675,000	Case New Holland Inc., Senior Notes, 7.125% due 3/1/14	688,500
1,977,000	Mueller Group Inc., Senior Subordinated Notes, 10.000% due 5/1/12	2,159,873
3,304,000	Mueller Holdings Inc., Senior Discount Notes, step bond to yield 11.029% due 4/15/14	2,990,120

	Total Machinery	5,838,493

Media — 11.4%
	Affinion Group Inc.:
5,805,000	Senior Notes, 10.125% due 10/15/13	6,182,325

See Notes to Financial Statements.

34         Legg Mason Partners Series Funds, Inc. 2006 Annual Report

Schedules of Investments (December 31, 2006) (continued)

Face Amount	Security	Value

Media — 11.4% (continued)
$1,600,000	Senior Subordinated Notes, 11.500% due 10/15/15	$1,700,000
	AMC Entertainment Inc.:
570,000	Senior Notes, Series B, 8.625% due 8/15/12	599,213
7,370,000	Senior Subordinated Notes, 11.000% due 2/1/16	8,309,675
208,000	CCH I Holdings LLC, 11.000% due 10/1/15	213,720
	CCH I Holdings LLC/CCH I Holdings Capital Corp.:
650,000	Senior Accreting Notes, step bond to yield 17.441% due 1/15/15	588,250
3,500,000	Senior Notes, 11.750% due 5/15/14	3,176,250
6,040,000	CCH I LLC/CCH Capital Corp., Senior Secured Notes, 11.000% due 10/1/15	6,228,750
	CCH II LLC/CCH II Capital Corp.:
3,520,000	10.250% due 10/1/13	3,766,400
5,260,000	Senior Notes, 10.250% due 9/15/10	5,529,575
1,555,000	Charter Communications Holdings LLC, Senior Discount Notes, step bond to yield 14.827% due 1/15/12	1,457,812
	Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp., Senior Discount Notes:
370,000	9.920% due 4/1/11	344,100
1,340,000	11.750% due 5/15/11	1,293,100
2,950,000	Chukchansi Economic Development Authority, Senior Notes, 8.000% due 11/15/13 (d)	3,079,062
3,830,000	CMP Susquehanna Corp., Senior Subordinated Notes, 9.875% due 5/15/14 (d)	3,830,000
	CSC Holdings Inc.:
	Senior Debentures:
475,000	7.875% due 2/15/18	476,188
785,000	7.625% due 7/15/18	768,319
2,945,000	Series B, 8.125% due 8/15/09	3,066,481
	Senior Notes:
2,650,000	6.750% due 4/15/12 (d)	2,597,000
	Series B:
420,000	8.125% due 7/15/09	437,325
1,100,000	7.625% due 4/1/11	1,126,125
494,000	Dex Media East LLC/Dex Media East Finance Co., Senior Notes, Series B, 12.125% due 11/15/12	545,253
	Dex Media Inc., Discount Notes:
2,320,000	Step bond to yield 8.367% due 11/15/13	2,082,200
4,375,000	Step bond to yield 8.996% due 11/15/13	3,926,562
1,675,000	Dex Media West LLC/Dex Media Finance Co., Senior Subordinated Notes, Series B, 9.875% due 8/15/13	1,834,125
	DIRECTV Holdings LLC/DIRECTV Financing Co. Inc., Senior Notes:
1,369,000	8.375% due 3/15/13	1,430,605
1,320,000	6.375% due 6/15/15	1,272,150
	EchoStar DBS Corp.:
2,530,000	7.000% due 10/1/13	2,539,487
	Senior Notes:
6,150,000	6.625% due 10/1/14	6,011,625
6,790,000	7.125% due 2/1/16	6,823,950

See Notes to Financial Statements.

Legg Mason Partners Series Funds, Inc. 2006 Annual Report         35

Schedules of Investments (December 31, 2006) (continued)

Face Amount	Security	Value

Media — 11.4% (continued)
$1,125,000	Interep National Radio Sales Inc., Senior Subordinated Notes, Series B, 10.000% due 7/1/08	$967,500
1,055,000	ION Media Networks Inc., Secured Notes, 11.624% due 1/15/13 (d)(e)	1,073,463
5,380,000	Kabel Deutschland GmbH, Senior Notes, 10.625% due 7/1/14	5,991,975
3,680,000	Lamar Media Corp., Senior Subordinated Notes, 6.625% due 8/15/15	3,666,200
4,895,000	LodgeNet Entertainment Corp., Senior Subordinated Notes, 9.500% due 6/15/13	5,298,837
3,863,000	Primedia Inc., Senior Notes, 8.875% due 5/15/11	3,959,575
1,570,000	Quebecor Media Inc., Senior Notes, 7.750% due 3/15/16	1,611,212
	R.H. Donnelley Corp.:
	Senior Discount Notes:
140,000	Series A-1, 6.875% due 1/15/13	134,925
2,505,000	Series A-2, 6.875% due 1/15/13	2,414,194
6,550,000	Senior Notes, Series A-3, 8.875% due 1/15/16	6,910,250
2,350,000	R.H. Donnelley Finance Corp. I, Senior Subordinated Notes, 10.875% due 12/15/12 (d)	2,573,250
1,050,000	Radio One Inc., Senior Subordinated Notes, Series B, 8.875% due 7/1/11	1,089,375
	Rainbow National Services LLC:
1,735,000	Senior Notes, 8.750% due 9/1/12 (d)	1,832,594
2,750,000	Senior Subordinated Debentures, 10.375% due 9/1/14 (d)	3,069,687
	Rogers Cable Inc.:
720,000	Secured Notes, 5.500% due 3/15/14	692,057
875,000	Senior Second Priority Debentures, 8.750% due 5/1/32	1,067,500
	Senior Secured Second Priority Notes:
430,000	6.250% due 6/15/13	435,375
1,710,000	6.750% due 3/15/15	1,770,425
5,325,000	Sinclair Broadcast Group Inc., Senior Subordinated Notes, 8.000% due 3/15/12	5,524,687
925,000	Videotron Ltee., Senior Notes, 6.375% due 12/15/15	908,813
	XM Satellite Radio Inc., Senior Notes:
1,275,000	9.871% due 5/1/13 (e)	1,246,313
2,490,000	9.750% due 5/1/14	2,502,450

	Total Media	135,976,284

Metals & Mining — 1.2%
2,810,000	Metals USA Holdings Corp., Senior Notes, 11.365% due 1/15/12 (d)(e)	2,711,650
7,075,000	Metals USA Inc., Senior Secured Notes, 11.125% due 12/1/15	7,809,031
3,190,000	Rathgibson Inc., 11.250% due 2/15/14	3,397,350
4,000,000	Republic Technologies International LLC/RTI Capital Corp., Senior Secured Notes, 13.750% due 7/15/09 (a)(b)(c)	0
485,000	Vale Overseas Ltd., 6.250% due 1/23/17	489,630

	Total Metals & Mining	14,407,661

Multiline Retail — 0.8%
	Neiman Marcus Group Inc.:
3,290,000	Senior Notes, 9.000% due 10/15/15	3,606,663

See Notes to Financial Statements.

36         Legg Mason Partners Series Funds, Inc. 2006 Annual Report

Schedules of Investments (December 31, 2006) (continued)

Face Amount	Security	Value

Multiline Retail — 0.8% (continued)
$4,300,000	Senior Subordinated Notes, 10.375% due 10/15/15	$4,805,250
1,400,000	Saks Inc., Notes, 9.875% due 10/1/11	1,568,000

	Total Multiline Retail	9,979,913

Office Electronics — 0.5%
5,275,000	Xerox Capital Trust I Exchange Capital Securities, 8.000% due 2/1/27	5,413,469
50,000	Xerox Corp., Senior Notes, 6.750% due 2/1/17	52,500

	Total Office Electronics	5,465,969

Oil, Gas & Consumable Fuels — 10.4%
5,957,000	Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12	6,135,710
	Chesapeake Energy Corp., Senior Notes:
5,875,000	7.500% due 6/15/14	6,132,031
995,000	6.625% due 1/15/16	993,756
1,465,000	6.500% due 8/15/17	1,439,363
3,645,000	6.250% due 1/15/18	3,526,537
4,627,000	Cimarex Energy Co., Senior Notes, 9.600% due 3/15/12	4,875,701
460,000	Colorado Interstate Gas Co., Senior Notes, 6.800% due 11/15/15	480,600
1,240,000	Compagnie Generale de Geophysique SA, Senior Notes, 7.500% due 5/15/15	1,252,400
	Costilla Energy Inc.:
4,000,000	Senior Notes, 10.250% due 10/1/06 (a)(b)(c)	0
1,000,000	Senior Subordinated Notes, 10.250% due 10/1/06 (a)(b)(c)	0
	El Paso Corp.:
	Medium-Term Notes:
275,000	7.375% due 12/15/12	290,813
6,850,000	7.800% due 8/1/31	7,517,875
3,265,000	7.750% due 1/15/32	3,591,500
5,600,000	Notes, 7.875% due 6/15/12	6,034,000
2,690,000	Enterprise Products Operating LP, Junior Subordinated Notes, 8.375% due 8/1/66 (e)	2,918,677
7,145,000	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	7,287,900
3,175,000	Forest Oil Corp., Senior Notes, 8.000% due 12/15/11	3,317,875
300,000	Hanover Equipment Trust, Secured Notes, 8.750% due 9/1/11	314,250
3,700,000	Holly Energy Partners, L.P., Senior Notes, 6.250% due 3/1/15	3,533,500
	Inergy LP/Inergy Finance Corp., Senior Notes:
2,275,000	6.875% due 12/15/14	2,246,563
2,775,000	8.250% due 3/1/16	2,927,625
4,180,000	International Coal Group Inc., Senior Notes, 10.250% due 7/15/14	4,200,900
2,175,000	Mariner Energy Inc., Senior Notes, 7.500% due 4/15/13	2,120,625
2,520,000	Northwest Pipeline Corp., Senior Notes, 7.000% due 6/15/16	2,646,000
4,150,000	OMI Corp., Senior Notes, 7.625% due 12/1/13	4,264,125
2,885,000	OPTI Canada Inc., 8.250% due 12/15/14 (d)	2,978,762
2,780,000	Petrohawk Energy Corp., Senior Notes, 9.125% due 7/15/13	2,932,900
	Pogo Producing Co., Senior Subordinated Notes:
1,830,000	7.875% due 5/1/13	1,866,600
1,300,000	6.875% due 10/1/17	1,248,000
1,075,000	Series B, 8.250% due 4/15/11	1,103,219

See Notes to Financial Statements.

Legg Mason Partners Series Funds, Inc. 2006 Annual Report         37

Schedules of Investments (December 31, 2006) (continued)

Face Amount	Security	Value

Oil, Gas & Consumable Fuels — 10.4% (continued)
$6,450,000	SemGroup LP, Senior Notes, 8.750% due 11/15/15 (d)	$6,514,500
225,000	SESI LLC, Senior Notes, 6.875% due 6/1/14	225,000
	Stone Energy Corp., Senior Subordinated Notes:
1,780,000	8.250% due 12/15/11	1,757,750
2,085,000	6.750% due 12/15/14	2,001,600
	Swift Energy Co.:
1,350,000	Senior Notes, 7.625% due 7/15/11	1,380,375
2,800,000	Senior Subordinated Notes, 9.375% due 5/1/12	2,968,000
800,000	Vintage Petroleum Inc., Senior Notes, 8.250% due 5/1/12	839,621
	Whiting Petroleum Corp., Senior Subordinated Notes:
3,100,000	7.250% due 5/1/12	3,123,250
2,425,000	7.000% due 2/1/14	2,431,062
	Williams Cos. Inc.:
145,000	Debentures, Series A, 7.500% due 1/15/31	151,163
	Notes:
5,375,000	7.875% due 9/1/21	5,791,562
4,760,000	8.750% due 3/15/32	5,402,600
3,350,000	Senior Notes, 7.625% due 7/15/19	3,601,250

	Total Oil, Gas & Consumable Fuels	124,365,540

Paper & Forest Products — 1.8%
	Appleton Papers Inc.:
1,400,000	Senior Notes, 8.125% due 6/15/11	1,435,000
4,420,000	Senior Subordinated Notes, Series B, 9.750% due 6/15/14	4,574,700
1,010,000	Domtar Inc., Notes, 5.375% due 12/1/13	919,100
	NewPage Corp.:
	Senior Secured Notes:
1,090,000	10.000% due 5/1/12	1,155,400
5,350,000	11.621% due 5/1/12 (e)	5,804,750
2,590,000	Senior Subordinated Notes, 12.000% due 5/1/13	2,751,875
875,000	Smurfit Capital Funding PLC, Debentures, 7.500% due 11/20/25	840,000
	Verso Paper Holdings LLC:
810,000	Senior Secured Notes, 9.125% due 8/1/14 (d)	848,475
2,505,000	Senior Subordinated Notes, 11.375% due 8/1/16 (d)	2,642,775

	Total Paper & Forest Products	20,972,075

Pharmaceuticals — 0.6%
4,670,000	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12	4,856,800
2,300,000	Valeant Pharmaceuticals International, Senior Notes, 7.000% due 12/15/11	2,219,500

	Total Pharmaceuticals	7,076,300

Real Estate Investment Trusts (REITs) — 1.6%
160,000	Forest City Enterprises Inc., Senior Notes, 7.625% due 6/1/15	164,000
	Host Marriott LP, Senior Notes:
3,650,000	7.125% due 11/1/13	3,750,375
4,375,000	Series O, 6.375% due 3/15/15	4,336,719
3,150,000	Series Q, 6.750% due 6/1/16	3,169,687

See Notes to Financial Statements.

38         Legg Mason Partners Series Funds, Inc. 2006 Annual Report

Schedules of Investments (December 31, 2006) (continued)

Face Amount	Security	Value

Real Estate Investment Trusts (REITs) — 1.6% (continued)
$2,330,000	Kimball Hill Inc., Senior Subordinated Notes, 10.500% due 12/15/12	$2,190,200
	Ventas Realty LP/Ventas Capital Corp., Senior Notes:
1,055,000	7.125% due 6/1/15	1,113,025
925,000	6.500% due 6/1/16	952,750
2,960,000	6.750% due 4/1/17	3,071,000

	Total Real Estate Investment Trusts (REITs)	18,747,756

Real Estate Management & Development — 0.1%
820,000	Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, 9.500% due 10/1/15	750,300

Road & Rail — 0.6%
	Grupo Transportacion Ferroviaria Mexicana SA de CV, Senior Notes:
5,161,000	9.375% due 5/1/12	5,535,172
270,000	12.500% due 6/15/12	292,950
1,170,000	Kansas City Southern Railway, Senior Notes, 7.500% due 6/15/09	1,186,088

	Total Road & Rail	7,014,210

Semiconductors & Semiconductor Equipment — 0.5%
5,720,000	Freescale Semiconductor Inc., Senior Notes, 8.875% due 12/15/14 (d)	5,727,150

Software — 0.5%
2,630,000	Activant Solutions Inc., Senior Subordinated Notes, 9.500% due 5/1/16 (d)	2,459,050
3,991,748	UGS Capital Corp. II, Senior Subordinated Notes, 10.348% due 6/1/11 (d)(e)(f)	4,111,500

	Total Software	6,570,550

Specialty Retail — 0.8%
	AutoNation Inc., Senior Notes:
1,685,000	7.374% due 4/15/13 (e)	1,701,850
680,000	7.000% due 4/15/14	688,500
2,860,000	Blockbuster Inc., Senior Subordinated Notes, 9.000% due 9/1/12	2,781,350
1,810,000	Eye Care Centers of America, Senior Subordinated Notes, 10.750% due 2/15/15	1,995,525
1,479,000	Flooring America Inc., Senior Notes, Series B, 9.250% due 10/15/07 (a)(b)(c)	0
1,555,000	Linens ‘n Things Inc., Senior Secured Notes, 10.999% due 1/15/14 (e)	1,516,125
1,040,000	Michaels Stores Inc., Subordinated Notes, step bond to yield 13.241% due 11/1/16 (d)	569,400

	Total Specialty Retail	9,252,750

Textiles, Apparel & Luxury Goods — 0.8%
6,375,000	Levi Strauss & Co., Senior Notes, 9.750% due 1/15/15	6,900,937
2,225,000	Oxford Industries Inc., Senior Notes, 8.875% due 6/1/11	2,308,438

	Total Textiles, Apparel & Luxury Goods	9,209,375

Tobacco — 0.1%
1,115,000	Alliance One International Inc., Senior Notes, 11.000% due 5/15/12	1,193,050

Trading Companies & Distributors — 0.8%
2,455,000	Ashtead Capital Inc., Notes, 9.000% due 8/15/16 (d)	2,639,125
1,750,000	H&E Equipment Services Inc., Senior Notes, 8.375% due 7/15/16	1,841,875

See Notes to Financial Statements.

Legg Mason Partners Series Funds, Inc. 2006 Annual Report         39

Schedules of Investments (December 31, 2006) (continued)

Face Amount	Security	Value

Trading Companies & Distributors — 0.8% (continued)
$4,505,000	Penhall International Corp., Senior Secured Notes, 12.000% due 8/1/14 (d)	$4,887,925

	Total Trading Companies & Distributors	9,368,925

Transportation Infrastructure — 0.1%
1,030,000	Kansas City Southern de Mexico, Senior Notes, 7.625% due 12/1/13 (d)	1,032,575

Wireless Telecommunication Services — 2.0%
1,075,000	iPCS Inc., Senior Notes, 11.500% due 5/1/12	1,198,625
240,000	Rogers Wireless Communications Inc., Senior Secured Notes, 7.250% due 12/15/12	255,600
	Rogers Wireless Inc.:
3,100,000	Secured Notes, 7.500% due 3/15/15	3,379,000
1,620,000	Senior Subordinated Notes, 8.000% due 12/15/12	1,737,450
6,155,000	Rural Cellular Corp., Senior Notes, 9.875% due 2/1/10	6,578,156
8,240,000	True Move Co., Ltd., 10.750% due 12/16/13 (d)	8,075,200
2,725,000	UbiquiTel Operating Co., Senior Notes, 9.875% due 3/1/11	2,956,625

	Total Wireless Telecommunication Services	24,180,656

	TOTAL CORPORATE BONDS & NOTES (Cost — $1,090,615,895)	1,107,629,406

ASSET-BACKED SECURITY — 0.0%
Diversified Financial Services — 0.0%
3,210,025	Airplanes Pass-Through Trust, Subordinated Notes, Series D, 10.875% due 3/15/19 (a)(b)(c) (Cost — $3,262,430)	0

CONVERTIBLE BONDS & NOTES — 0.2%
Automobiles — 0.1%
1,890,000	Ford Motor Co., 4.250% due 12/15/36	2,029,388

Wireless Telecommunication Services — 0.1%
725,000	American Tower Corp., Notes, 5.000% due 2/15/10	725,906

	TOTAL CONVERTIBLE BONDS & NOTES (Cost — $2,338,038)	2,755,294

SOVEREIGN BONDS — 2.0%
Brazil — 0.5%
	Federative Republic of Brazil:
1,610,000	7.125% due 1/20/37	1,729,542
1,432,000	11.000% due 8/17/40	1,899,906
1,875,000	Collective Action Securities, Notes, 8.000% due 1/15/18	2,087,344

	Total Brazil	5,716,792

Mexico — 0.5%
4,510,000	United Mexican States, Medium-Term Notes, Series A, 8.000% due 9/24/22	5,522,495

Panama — 0.1%
772,000	Republic of Panama, 9.375% due 4/1/29	1,032,550

See Notes to Financial Statements.

40         Legg Mason Partners Series Funds, Inc. 2006 Annual Report

Schedules of Investments (December 31, 2006) (continued)

Face Amount	Security	Value

Russia — 0.9%
$10,155,000	Russian Federation, 5.000% due 3/31/30 (d)	$11,481,497

	TOTAL SOVEREIGN BONDS (Cost — $21,248,716)	23,753,334

Shares
COMMON STOCKS — 0.2%
CONSUMER DISCRETIONARY — 0.0%
Household Durables — 0.0%
8,696,430	Home Interiors & Gifts Inc. (a)(c)	86,965
29,983	Mattress Discounters Corp. (a)(c)*	0

	TOTAL CONSUMER DISCRETIONARY	86,965

CONSUMER STAPLES — 0.0%
Food Products — 0.0%
2,752	Imperial Sugar Co.	66,626

INDUSTRIALS — 0.1%
Commercial Services & Supplies — 0.1%
172,414	Continental AFA Dispensing Co. (a)(c)*	948,277

Machinery — 0.0%
20	Glasstech Inc. (a)(c)*	0

	TOTAL INDUSTRIALS	948,277

INFORMATION TECHNOLOGY — 0.0%
Computers & Peripherals — 0.0%
40,557	Axiohm Transaction Solutions Inc. (a)(c)*	0

TELECOMMUNICATION SERVICES — 0.1%
Diversified Telecommunication Services — 0.0%
10,212	World Access Inc., Senior Notes *	9

Wireless Telecommunication Services — 0.1%
25,986	American Tower Corp., Class A Shares*	968,758

	TOTAL TELECOMMUNICATION SERVICES	968,767

	TOTAL COMMON STOCKS (Cost — $5,761,202)	2,070,635

CONVERTIBLE PREFERRED STOCK — 0.1%
ENERGY — 0.1%
Oil, Gas & Consumable Fuels — 0.1%
6,362	Chesapeake Energy Corp., Convertible, 6.250% (Cost — $1,598,443)	1,582,547

See Notes to Financial Statements.

Legg Mason Partners Series Funds, Inc. 2006 Annual Report         41

Schedules of Investments (December 31, 2006) (continued)

Shares	Security	Value

ESCROWED SHARES (c) — 0.0%
4,000,000	Breed Technologies Inc. (a)(b)*	$0
2,000,000	Pillowtex Corp. *	0
1,324,028	Vlasic Foods International Inc. (a)(b)*	26,481

	TOTAL ESCROWED SHARES (Cost — $0)	26,481

PREFERRED STOCKS — 0.6%
CONSUMER DISCRETIONARY — 0.6%
Media — 0.6%
440	ION Media Networks Inc. (f)*	3,278,000
2,957	Spanish Broadcasting System Inc., Series B, 10.750% (f)	3,260,092

	TOTAL CONSUMER DISCRETIONARY	6,538,092

FINANCIALS — 0.0%
Diversified Financial Services — 0.0%
	TCR Holdings Corp.:
9,787	Class B Shares (a)(c)*	10
5,383	Class C Shares (a)(c)*	6
14,191	Class D Shares (a)(c)*	14
29,362	Class E Shares (a)(c)*	29

	TOTAL FINANCIALS	59

INDUSTRIALS — 0.0%
Machinery — 0.0%
22	Glasstech Inc. (a)(c)*	0

	TOTAL PREFERRED STOCKS (Cost — $6,206,565)	6,538,151

Warrants
WARRANTS (a) — 0.0%
2,240	Brown Jordan International Inc., Expires 8/15/07 (d)*	20
16,537,951	ContiFinancial Corp., Liquidating Trust, Units of Interest (Represents interest in a trust in the liquidation of ContiFinancial Corp. and its affiliates) (b)*	50
1,250	Leap Wireless International Inc., Expires 4/15/10 (c)(d)*	0
3,500	Mattress Discounters Co., Expires 7/15/07 (c)(d)*	0
13,446	Pillowtex Corp., Expires 11/24/09 (c)*	0
2,500	UbiquiTel Inc., Expires 4/15/10 (c)(d)*	25

	TOTAL WARRANTS (Cost — $298,353)	95

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $1,131,329,642)	1,144,355,943

See Notes to Financial Statements.

42         Legg Mason Partners Series Funds, Inc. 2006 Annual Report

Schedules of Investments (December 31, 2006) (continued)

Face Amount	Security	Value

SHORT-TERM INVESTMENTS — 2.5%
Sovereign Bonds — 0.4%
$33,400,000	Egypt Treasury Bills, Series 364, zero coupon bond to yield 10.218% due 1/1/08 (Cost — $5,327,780)	$5,321,017

Repurchase Agreement — 2.1%
24,574,000	Nomura Securities International Inc. repurchase agreement dated 12/29/06, 5.270% due 1/2/07; Proceeds at maturity — $24,588,389; (Fully collateralized by various U.S. government agency obligations & U.S. Treasury Bonds & Notes, 0.000% to 9.875% due 1/10/07 to 2/15/27; Market value — $25,066,054) (Cost — $24,574,000) (g)	24,574,000

	TOTAL SHORT-TERM INVESTMENTS (Cost — $29,901,780)	29,895,017

	TOTAL INVESTMENTS — 98.4% (Cost — $1,161,231,422#)	1,174,250,960
	Other Assets in Excess of Liabilities — 1.6%	19,040,096

	TOTAL NET ASSETS — 100.0%	$1,193,291,056

*	Non-income producing security.

(a)	Illiquid security.

(b)	Security is currently in default.

(c)	Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).

(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(e)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2006.

(f)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(g)	All or a portion of this security is segregated for extended settlements.

#	Aggregate cost for federal income tax purposes is $1,169,490,087.

See Notes to Financial Statements.

Legg Mason Partners Series Funds, Inc. 2006 Annual Report         43

Schedules of Investments (December 31, 2006) (continued)

LEGG MASON PARTNERS SHORT/INTERMEDIATE U.S. GOVERNMENT FUND

Face Amount	Security	Value

MORTGAGE-BACKED SECURITIES — 71.3%
FHLMC — 5.9%
	Federal Home Loan Mortgage Corp. (FHLMC):
$810	11.750% due 7/1/15	$877
35,174	8.000% due 7/1/20	36,506
1,592,663	9.500% due 1/1/21 (a)	1,717,490
568,735	5.715% due 7/1/32 (a)(b)	574,245
2,143,417	5.000% due 8/1/33 (a)	2,072,470
	Gold:
234	7.500% due 5/1/07	235
303,232	6.000% due 7/1/10-7/1/29	306,968
56,349	7.000% due 5/1/11-8/1/11	57,918
495	8.250% due 4/1/17	522
10,363	8.000% due 12/1/19	10,738
200,000	5.000% due 1/11/36 (c)(d)	193,000

	Total FHLMC	4,970,969

FNMA — 52.0%
	Federal National Mortgage Association (FNMA):
37,106	12.500% due 9/1/15-1/1/16	41,086
47,566	12.000% due 1/1/16	52,595
149,171	8.500% due 8/1/19-11/1/23	158,923
828	11.500% due 9/1/19	909
12,675	10.500% due 8/1/20	14,294
15,650,000	5.000% due 1/17/21-1/11/36 (c)(d)	15,183,781
15,100,000	5.500% due 1/17/21-1/11/36 (c)(d)	14,995,942
11,270,000	6.000% due 1/17/21-1/11/36 (c)(d)	11,356,321
204,290	7.000% due 1/1/25	210,904
291,507	6.000% due 2/1/29-6/1/29	294,768
19,113	7.500% due 9/1/30	19,908
451,941	8.500% due 10/1/30 (a)	482,321
787,636	6.000% due 1/1/33 (a)(b)	795,069

	Total FNMA	43,606,821

GNMA — 13.4%
	Government National Mortgage Association (GNMA):
283,176	8.500% due 6/15/25	305,849
6,590,000	5.500% due 1/22/36 (c)(d)	6,559,106
3,800,000	6.000% due 1/22/36 (c)(d)	3,853,436
500,000	6.500% due 1/22/36 (c)(d)	512,969

	Total GNMA	11,231,360

	TOTAL MORTGAGE-BACKED SECURITIES (Cost — $59,693,265)	59,809,150

See Notes to Financial Statements.

44         Legg Mason Partners Series Funds, Inc. 2006 Annual Report

Schedules of Investments (December 31, 2006) (continued)

Face Amount	Security	Value

ASSET-BACKED SECURITIES (b) — 15.0%
Credit Card — 1.2%
$1,000,000	Capital One Multi-Asset Execution Trust, Series 2004-A2, Class A2, 5.440% due 1/17/12 (a)	$1,002,955

Home Equity — 12.6%
704,232	Ace Securities Corp., Series 2006-GP1, Class A, 5.480% due 2/25/31 (a)	704,683
	Countrywide Home Equity Loan Trust:
687,261	Series 2004-I, Class A, 5.640% due 2/15/34	689,536
834,529	Series 2006-E, Class 2A, 5.490% due 7/15/36 (a)	835,623
713,967	Series 2006-RES, Class 4F1B, 5.610% due 5/15/34 (a)(e)	714,436
1,000,000	GMAC Mortgage Corp. Loan Trust, Series 2006-HE1, Class A, 5.560% due 11/25/36 (a)	1,001,028
615,015	GSAMP Trust, Series 2006-S4, Class A1, 5.410% due 5/25/36 (a)	615,438
701,479	Indymac Seconds Asset Backed Trust, Series 2006-A, Class A, 5.480% due 6/25/36 (a)	701,928
849,705	Lehman XS Trust, Series 2006-GP4, Class 3A1A, 5.420% due 8/25/46 (a)	849,576
	Morgan Stanley ABS Capital I:
190,081	Series 2005-WMC2, Class A1MZ, 5.600% due 2/25/35	190,290
514,454	Series 2005-WMC4, Class A1MZ, 5.610% due 4/25/35 (a)	515,249
726,958	Morgan Stanley Ixis Real Estate Capital Trust, Series 2006-1, Class A1, 5.380% due 7/25/36 (a)	727,424
	SACO I Trust:
673,693	Series 2006-6, Class A, 5.450% due 6/25/36 (a)	674,124
718,786	Series 2006-7, Class A1, 5.450% due 7/25/36 (a)	719,246
778,373	Structured Asset Securities Corp., Series 2006-ARS1, Class A1, 5.460% due 2/25/36 (a)(e)	778,628
804,423	Truman Capital Mortgage Loan Trust, Series 2006-01, Class A, 5.610% due 3/25/36 (a)(e)	804,423

	Total Home Equity	10,521,632

Student Loan — 1.2%
1,000,000	SLM Student Loan Trust, Series 2006-5, Class A2, 5.367% due 7/25/17 (a)	1,000,607

	TOTAL ASSET-BACKED SECURITIES (Cost — $12,519,792)	12,525,194

COLLATERALIZED MORTGAGE OBLIGATIONS — 23.5%
813,122	American Home Mortgage Assets, Series 2006-3, Class 3A12, 5.540% due 10/25/46 (b)	809,735
	Countrywide Alternative Loan Trust:
397,516	Series 2005-17, Class 1A1, 5.610% due 7/25/35 (b)	398,752
	Series 2006-OA09:
842,093	Class 1A1, 5.550% due 7/20/46 (a)(b)	840,232
836,513	Class 2A1B, 5.550% due 7/20/46 (a)(b)	839,022
934,959	Series 2006-OA11, Class A4, 5.62% due 9/25/46 (a)(b)	934,200

See Notes to Financial Statements.

Legg Mason Partners Series Funds, Inc. 2006 Annual Report         45

Schedules of Investments (December 31, 2006) (continued)

Face Amount	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 23.5% (continued)
	Federal Home Loan Mortgage Corp. (FHLMC):
$121,832	Series 2525, Class AM, 4.500% due 4/15/32	$110,878
1,833,315	Series 2638, Class DI, PAC IO, 5.000% due 5/15/23 (f)	310,533
1,218,995	Series 2686, Class QI, PAC IO, 5.500% due 1/15/23 (f)	32,214
	Federal National Mortgage Association (FNMA):
197,805	ACES, Series 1998-M4, Class C, 6.527% due 5/25/30	198,545
722,760	Whole Loan, Series 2003-W19, Class 2A, 5.723% due 6/25/33 (a)(b)	738,028
603,130	Government National Mortgage Association (GNMA), Series 2003-79, Class PW, PAC, 5.500% due 5/20/09 (a)	603,288
861,898	Greenpoint Mortgage Funding Trust, Series 2006-AR4, Class A1A, 5.450% due 9/25/46 (a)(b)	862,053
	Harborview Mortgage Loan Trust:
805,683	Series 2006-07, Class 2A1A, 5.550% due 10/19/37 (a)(b)	806,191
879,122	Series 2006-09, Class 2A1A, 5.560% due 11/19/36 (a)(b)	881,400
776,394	IMPAC Secured Assets Corp., Series 2005-2, Class A1, 5.670% due 3/25/36 (a)(b)	778,136
1,090,000	JPMorgan Commercial Mortgage Securities Corp., Series 2006-CB17, Class A4, 5.429% due 12/12/43 (a)	1,096,209
777,186	Luminent Mortgage Trust, Series 2006-4, Class A1A, 5.540% due 5/25/46 (a)(b)	776,625
146,018	MASTR Adjustable Rate Mortgage Trust, Series 2004-15, Class 1A1, 4.610% due 12/25/34 (b)	146,666
	Morgan Stanley Mortgage Loan Trust:
601,464	Series 2006-4SL, Class A1, 5.500% due 3/25/36 (a)(b)	602,004
658,556	Series 2006-8AR, Class 1A2, 5.420% due 6/25/36 (a)(b)	658,599

834,871	Novastar Mortgage-Backed Notes, Series 2006-MTA1, Class 2A1A, 5.540% due 9/25/46 (a)(b)	835,739
474,773	Opteum Mortgage Acceptance Corp., Series 2006-1, Class 1A1A, 5.540% due 4/25/36 (a)(b)	474,586
923,009	Structured Asset Mortgage Investments Inc., Series 2006-AR6, Class 1A1, 5.530% due 7/25/36 (a)(b)	925,111
	Thornburg Mortgage Securities Trust:
881,720	Series 2005-02, Class A4, 5.600% due 7/25/45 (a)(b)	882,285
	Series 2006-3:
862,480	Class A2, 5.450% due 6/25/36 (a)(b)	861,521
858,046	Class A3, 5.460% due 6/25/36 (a)(b)	856,732
	Washington Mutual Inc.:
649,224	Series 2005-AR17, Class A1A1, 5.620% due 12/25/45 (a)(b)	651,494
321,541	Series 2005-AR19, Class A1A2, 5.640% due 12/25/45 (a)(b)	322,669
671,165	Washington Mutual Pass Through Certificates, Series 2005-AR15, Class A1A2, 5.630% due 11/25/45 (a)(b)	674,179
748,501	Zuni Mortgage Loan Trust, Series 2006-OA1, Class A1, 5.480% due 8/25/36 (a)(b)	748,036

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $19,636,964)	19,655,662

See Notes to Financial Statements.

46         Legg Mason Partners Series Funds, Inc. 2006 Annual Report

Schedules of Investments (December 31, 2006) (continued)

Face Amount	Security	Value

U.S. GOVERNMENT & AGENCY OBLIGATIONS (a) — 22.9%
U.S. Government Agencies — 2.9%
$500,000	Federal Home Loan Bank (FHLB), Senior Notes, 5.800% due 9/2/08	$504,979
2,000,000	Federal National Mortgage Association (FNMA), Notes, 3.202% due 2/17/09 (b)	1,952,200

	Total U.S. Government Agencies	2,457,179

U.S. Government Obligation — 20.0%
	U.S. Treasury Notes:
6,000,000	5.000% due 7/31/08	6,011,724
5,040,000	3.375% due 10/15/09	4,863,998
3,605,000	4.000% due 2/15/14	3,451,932
2,500,000	4.250% due 8/15/15	2,419,922

	Total U.S. Government Obligations	16,747,576

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $19,214,289)	19,204,755

U.S. TREASURY INFLATION PROTECTED SECURITIES (a) — 4.2%
2,155,870	U.S. Treasury Bonds, Inflation Indexed, 2.000% due 1/15/26	2,028,204
1,525,305	U.S. Treasury Notes, Inflation Indexed, 2.375% due 4/15/11	1,519,706

	TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost — $3,578,246)	3,547,910

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $114,642,556)	114,742,671

SHORT-TERM INVESTMENTS (a) — 26.9%
U.S. Government & Agency Obligation — 7.2%
6,131,000	U.S. Treasury Bills, 5.109% due 4/19/07 (g)(h) (Cost — $6,039,311)	6,043,174

Repurchase Agreement — 19.7%
16,522,000	Nomura Securities International Inc. repurchase agreement dated 12/29/06, 5.270% due 1/2/07; Proceeds at maturity — $16,531,675; (Fully collateralized by various U.S. government agency & Treasury obligations, 0.000% to 7.625% due 1/11/07 to 8/15/29; Market value — $16,853,274) (Cost — $16,522,000)	16,522,000

	TOTAL SHORT-TERM INVESTMENTS (Cost — $22,561,311)	22,565,174

	TOTAL INVESTMENTS — 163.8% (Cost — $137,203,867#)	137,307,845
	Liabilities in Excess of Other Assets — (63.8)%	(53,457,174)

	TOTAL NET ASSETS — 100.0%	$83,850,671

See Notes to Financial Statements.

Legg Mason Partners Series Funds, Inc. 2006 Annual Report         47

Schedules of Investments (December 31, 2006) (continued)

(a)	All or a portion of this security is segregated for open futures contracts, TBA’s, and mortgage dollar rolls.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2006.

(c)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(d)	All or a portion of this security was acquired under a mortgage dollar roll agreement (See Notes 1 and 3).

(e)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(f)	Illiquid security.

(g)	Rate shown represents yield-to-maturity.

(h)	All or a portion of this security is held at the broker as collateral for open futures contracts.

#	Aggregate cost for federal income tax purposes is $137,346,679.

Abbreviations used in this schedule:
IO	— Interest Only
MASTR	— Mortgage Asset Securitization Transactions Inc.
PAC	— Planned Amortization Class

See Notes to Financial Statements.

48         Legg Mason Partners Series Funds, Inc. 2006 Annual Report

Schedules of Investments (December 31, 2006) (continued)

LEGG MASON PARTNERS STRATEGIC BOND FUND

Face Amount†	Security	Value

MORTGAGE-BACKED SECURITIES — 46.0%
FHLMC — 0.6%
	Federal Home Loan Mortgage Corp. (FHLMC):
620,804	5.364% due 2/1/36 (a)(b)	$621,348
	Gold:
737	6.000% due 10/1/10	745
16,664	7.000% due 7/1/11	17,116
93,120	7.000% due 8/1/30 (a)	96,750

	Total FHLMC	735,959

FNMA — 29.5%
	Federal National Mortgage Association (FNMA):
24,240,000	5.000% due 1/17/21-1/11/36 (c)(d)	23,476,750
9,400,000	5.500% due 1/17/21-1/11/36 (c)(d)	9,356,065
200,000	6.000% due 1/17/21 (c)(d)	202,812
27,997	6.500% due 2/1/26-3/1/26	28,752
6,436	8.000% due 2/1/31	6,790
4,980,000	6.500% due 1/11/36 (c)(d)	5,074,929
1,000,000	5.000% due 2/12/36 (c)	965,625

	Total FNMA	39,111,723

GNMA — 15.9%
	Government National Mortgage Association (GNMA):
560,000	5.000% due 1/22/36 (a)(c)(d)	544,600
1,200,000	5.500% due 1/22/36 (c)(d)	1,194,375
19,100,000	6.000% due 1/22/36 (c)(d)	19,368,584

	Total GNMA	21,107,559

	TOTAL MORTGAGE-BACKED SECURITIES (Cost — $61,082,576)	60,955,241

ASSET-BACKED SECURITIES — 10.5%
Diversified Financial Services — 0.0%
493,850	Airplanes Pass-Through Trust, Subordinated Notes, Series D, 10.875% due 3/15/19 (e)(f)(g)	0

Home Equity — 9.0%
1,172,522	ACE Securities Corp., Series 2006-SL2, Class A, 5.520% due 1/25/36 (a)(b)	1,173,547
151,459	Amortizing Residential Collateral Trust, Series 2002-BC6, Class M2, 6.550% due 8/25/32 (a)(b)	152,492
867,005	Argent Securities Inc., Series 2006-W4, Class A2A, 5.410% due 5/25/36 (a)(b)	867,600
216,864	Asset-Backed Securities Corp., Home Loan Equity Trust, Series 2003-HE2, Class M2, 8.200% due 4/15/33 (a)(b)	217,260
676,290	Bayview Financial Acquisition Trust, Series 2006-B, Class 2A1, 5.460% due 4/28/36 (a)(b)	676,726

See Notes to Financial Statements.

Legg Mason Partners Series Funds, Inc. 2006 Annual Report         49

Schedules of Investments (December 31, 2006) (continued)

Face Amount†	Security	Value

Home Equity — 9.0% (continued)
	Countrywide Asset-Backed Certificates:
650,000	Series 2004-05, Class M4, 6.410% due 6/25/34 (a)(b)	$659,530
626,024	Series 2005-17, Class-1AF1, 5.550% due 5/25/36 (a)(b)	626,733
1,168,796	Countrywide Home Equity Loan Trust, Series 2006-D, Class 2A, 5.550% due 5/15/36 (a)(b)	1,169,602
349,978	Green Tree Financial Corp., Series 1997-6, Class A8, 7.070% due 1/15/29 (a)	359,555
909,382	GSAMP Trust, Series 2006-S2, Class A2, 5.450% due 1/25/36 (a)(b)	909,966
1,405,482	GSRPM Mortgage Loan Trust, Series 2006-1, Class A1, 5.650% due 3/25/35 (b)(h)	1,405,482
1,139,867	Indymac Home Equity Loan Asset-Backed Trust, Series 2006-H1, Class A, 5.520% due 4/25/36 (a)(b)	1,140,661
962,302	IXIS Real Estate Capital Trust, Series 2006-HE2, Class A1, 5.410% due 8/25/36 (a)(b)	962,919
6,412	Merrill Lynch Mortgage Investors Inc., Series 2005-WM1N, Class N1, 5.000% due 9/25/35 (h)	6,386
490,000	Novastar Home Equity Loan, Series 2004-01, Class M4, 6.325% due 6/25/34 (a)(b)	492,872
56,737	Residential Asset Securities Corp., Series 2002-KS2, Class MII2, 7.000% due 4/25/32 (a)(b)	56,802
1,082,186	SACO I Trust, Series 2006-4, Class A1, 5.520% due 3/25/36 (a)(b)	1,082,999
	Sail Net Interest Margin Notes:
9,390	Series 2003-003, Class A, 7.750% due 4/27/33 (h)	1,784
29,980	Series 2004-2A, Class A, 5.500% due 3/27/34 (h)	10,855

	Total Home Equity	11,973,771

Manufactured Housing — 0.5%
575,855	Mid-State Trust, Series 6, Class A1, 7.340% due 7/1/35 (a)	613,386

Other — 0.0%
1,143,052	Varick Structured Asset Fund Ltd., Series 1A, Class B1, 2.511% due 11/1/35 (b)(f)(g)(h)	0

Student Loan — 1.0%
1,293,548	First Horizon ABS Trust, Series 2006-HE1, Class A, 5.510% due 10/25/34 (a)(b)	1,294,452

	TOTAL ASSET-BACKED SECURITIES (Cost — $15,069,469)	13,881,609

COLLATERALIZED MORTGAGE OBLIGATIONS — 20.4%
740,000	Banc of America Commercial Mortgage Inc., 4.668% due 7/10/43 (a)	708,154
675,000	Commercial Mortgage Asset Trust, Series 1999-C1, Class C, 7.350% due 1/17/32 (a)	752,167
711,980	Commercial Mortgage Pass-Through Certificates, Series 2001-J2A, Class A1, 5.447% due 7/16/34 (a)(h)	716,002
	Countrywide Alternative Loan Trust:
1,226,568	Series 2005-59, Class 1A1, 5.680% due 11/20/35 (a)(b)	1,231,394
1,490,148	Series 2005-72, Class A1, 5.620% due 1/25/36 (a)(b)	1,492,665
1,212,504	Series 2005-IM1, Class A1, 5.650% due 1/25/36 (a)(b)	1,218,225
1,445,599	Series 2006-OA06, Class 1A1A, 5.560% due 7/25/46 (a)(b)	1,443,916

See Notes to Financial Statements.

50         Legg Mason Partners Series Funds, Inc. 2006 Annual Report

Schedules of Investments (December 31, 2006) (continued)

Face Amount†	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 20.4% (continued)
	Downey Savings and Loan Association Mortgage Loan Trust:
1,042,765	Series 2005-AR2, Class 2A1A, 5.560% due 3/19/45 (a)(b)	$1,044,645
	Series 2006-AR1:
1,262,097	Class 1A1A, 5.747% due 3/19/46 (a)(b)	1,262,097
1,262,097	Class 1A1B, 5.747% due 3/19/47 (a)(b)	1,262,097
127,244	Federal Home Loan Mortgage Corp. (FHLMC), Series 1103, Class N, IO, 1.157% due 6/15/21 (f)(g)	8,525
5,521	Federal National Mortgage Association (FNMA), Series 1989-17, Class E, 10.400% due 4/25/19	5,923
15,937,662	First Union National Bank Commercial Mortgage, Series 2000-C1, Class IO, 0.528% due 5/17/32 (a)(b)(f)	373,308
1,166,393	GSR Mortgage Loan Trust, Series 2005-AR5, Class 1A1, 4.570% due 10/25/35 (a)(b)	1,155,158
1,343,811	Harborview Mortgage Loan Trust, Series 2004-11, Class 3A1A, 5.700% due 1/19/35 (a)(b)	1,350,246
1,004,343	Impac CMB Trust, Series 2005-5, Class A1, 5.570% due 8/25/35 (a)(b)	1,006,001
	Indymac Index Mortgage Loan Trust:
1,211,980	Series 2005-AR1, Class 1A1, 5.263% due 3/25/35 (a)(b)	1,221,878
1,425,010	Series 2006-AR4, Class A1A, 5.560% due 5/25/46 (a)(b)	1,426,697
1,190,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-CB15, Class A4, 5.814% due 6/12/43 (a)(b)	1,231,552
677,862	Merit Securities Corp., Series 11PA, Class B2, 6.850% due 9/28/32 (b)(h)	587,539
	Structured Asset Mortgage Investments Inc.:
399,043	Series 2005-AR3, Class 2A1, 7.300% due 8/25/35 (a)(b)	407,398
	Series 2006-AR5:
1,409,012	Class 1A1, 5.560% due 5/25/36 (a)(b)	1,410,785
1,047,073	Class 2A1, 5.560% due 5/25/36 (a)(b)	1,050,213
936,033	Thornburg Mortgage Securities Trust, Series 2005-4, Class A3, 5.580% due 12/25/35 (a)(b)	935,891
	Washington Mutual Inc.:
1,514,856	Series 2005-AR17, Class A1A1, 5.620% due 12/25/45 (a)(b)	1,520,152
983,916	Series 2005-AR19, Class A1A2, 5.640% due 12/25/45 (a)(b)	987,368
594,521	Series 2006-AR10, Class 1A1, 5.970% due 9/25/36 (a)(b)	600,009
592,864	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR8, Class 2A3, 5.241% due 4/25/36 (a)(b)	588,778

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $26,895,338)	26,998,783

CONVERTIBLE BOND & NOTE — 0.1%
Automobiles — 0.1%
120,000	Ford Motor Co., 4.250% due 12/15/36 (a) (Cost — $120,000)	128,850

See Notes to Financial Statements.

Legg Mason Partners Series Funds, Inc. 2006 Annual Report         51

Schedules of Investments (December 31, 2006) (continued)

Face Amount†	Security	Value

CORPORATE BONDS & NOTES — 40.0%
Aerospace & Defense — 0.3%
100,000	DRS Technologies Inc., Senior Subordinated Notes, 7.625% due 2/1/18 (a)	$103,500
3,316	Kac Acquisition Co., Subordinated Notes, 0.000% due 4/26/26 (f)(g)	0
250,000	L-3 Communications Corp., Senior Subordinated Notes, 7.625% due 6/15/12 (a)	260,000

	Total Aerospace & Defense	363,500

Airlines — 0.0%
20,363	Continental Airlines Inc., Pass-Through Certificates, Series 1998-1, Class C, 6.541% due 3/15/08	20,401

Automobiles — 1.1%
650,000	DaimlerChrysler North America Holding Corp., Notes, 4.050% due 6/4/08 (a)	636,330
	Ford Motor Co.:
	Debentures:
50,000	6.625% due 10/1/28	36,500
25,000	8.900% due 1/15/32	22,562
590,000	Notes, 7.450% due 7/16/31 (a)	466,100
	General Motors Corp., Senior Debentures:
290,000	8.250% due 7/15/23 (a)	271,150
10,000	8.375% due 7/15/33	9,300

	Total Automobiles	1,441,942

Building Products — 0.1%
190,000	Associated Materials, Inc., Senior Discount Notes, step bond to yield 10.628% due 3/1/14 (a)	129,200

Capital Markets — 1.9%
130,000	BCP Crystal U.S. Holdings Corp., Senior Subordinated Notes, 9.625% due 6/15/14 (a)	144,300
160,000	Credit Suisse USA Inc., Senior Notes, 5.500% due 8/16/11 (a)	161,907
350,000	Goldman Sachs Group Inc., Notes, 4.500% due 6/15/10 (a)	342,828
150,000	Lehman Brothers Holdings E-Capital Trust I, Notes, 6.155% due 8/19/65 (a)(b)	151,514
1,000,000	Lehman Brothers Holdings Inc., Medium-Term Notes, Series H, 4.500% due 7/26/10 (a)	975,486
	Morgan Stanley:
	Medium-Term Notes:
410,000	5.625% due 1/9/12 (a)	417,208
90,000	5.824% due 10/18/16 (a)(b)	90,669
110,000	Notes, 3.625% due 4/1/08 (a)	107,807
80,000	Morgan Stanley Bank AG for OAO Gazprom, Loan Participation Notes, 9.625% due 3/1/13 (a)(h)	95,728

	Total Capital Markets	2,487,447

See Notes to Financial Statements.

52         Legg Mason Partners Series Funds, Inc. 2006 Annual Report

Schedules of Investments (December 31, 2006) (continued)

Face Amount†	Security	Value

Chemicals — 0.6%
150,000	Equistar Chemicals LP, Senior Notes, 10.625% due 5/1/11 (a)	$160,500
150,000	Georgia Gulf Corp., Senior Notes, 9.500% due 10/15/14 (h)	147,000
200,000	Lyondell Chemical Co., Senior Secured Notes, 11.125% due 7/15/12 (a)	216,000
125,000	Methanex Corp., Senior Notes, 8.750% due 8/15/12 (a)	136,562
150,000	Millennium America Inc., Senior Notes, 9.250% due 6/15/08 (a)	155,625

	Total Chemicals	815,687

Commercial Banks — 2.1%
	Glitnir Banki HF:
160,000	Notes, 6.330% due 7/28/11 (h)	164,451
350,000	Subordinated Notes, 6.693% due 6/15/16 (a)(b)(h)	361,675
460,000	Landsbanki Islands HF, 6.100% due 8/25/11 (h)	468,136
230,000	Resona Preferred Global Securities Cayman Ltd., Bonds, 7.191% due 7/30/15 (b)(h)(i)	240,369
250,000	Shinsei Finance Cayman Ltd., Bonds, 6.418% due 7/20/16 (b)(h)(i)	250,147
810,000	Wachovia Corp., Subordinated Notes, 5.250% due 8/1/14 (a)	801,369
435,000	Wells Fargo & Co., Senior Notes, 5.300% due 8/26/11 (a)	437,181
100,000	Wells Fargo Capital X, 5.950% due 12/15/36 (a)	98,347

	Total Commercial Banks	2,821,675

Commercial Services & Supplies — 0.7%
	Allied Waste North America Inc., Senior Notes, Series B:
25,000	8.500% due 12/1/08	26,406
150,000	9.250% due 9/1/12 (a)	160,125
100,000	7.250% due 3/15/15 (a)	100,625
150,000	Brand Services Inc., Senior Notes, 12.000% due 10/15/12 (a)	166,257
75,000	Corrections Corporation of America, Senior Subordinated Notes, 6.250% due 3/15/13 (a)	74,719
400,000	Waste Management Inc., 6.375% due 11/15/12 (a)	419,401

	Total Commercial Services & Supplies	947,533

Consumer Finance — 4.4%
	Ford Motor Credit Co.:
	Notes:
900,000	7.375% due 10/28/09 (a)	902,482
725,000	7.875% due 6/15/10 (a)	731,566
	Senior Notes:
1,000,000	5.800% due 1/12/09 (a)	982,303
279,000	10.610% due 6/15/11 (b)(h)	298,126
	General Motors Acceptance Corp.:
120,000	Medium-Term Notes, 4.375% due 12/10/07 (a)	118,357
	Notes:
1,150,000	6.125% due 8/28/07 (a)	1,150,406
80,000	5.125% due 5/9/08 (a)	79,170
400,000	5.625% due 5/15/09 (a)	397,058
15,000	7.250% due 3/2/11	15,613
650,000	6.875% due 9/15/11 (a)	667,367
325,000	6.750% due 12/1/14 (a)	334,327

See Notes to Financial Statements.

Legg Mason Partners Series Funds, Inc. 2006 Annual Report         53

Schedules of Investments (December 31, 2006) (continued)

Face Amount†	Security	Value

Consumer Finance — 4.4% (continued)
30,000	8.000% due 11/1/31	$34,542
120,000	Senior Notes, 5.850% due 1/14/09 (a)	119,602

	Total Consumer Finance	5,830,919

Containers & Packaging — 0.4%
	Graphic Packaging International Corp.:
100,000	Senior Notes, 8.500% due 8/15/11 (a)	104,000
50,000	Senior Subordinated Notes, 9.500% due 8/15/13	53,000
125,000	JSG Funding PLC, Senior Notes, 9.625% due 10/1/12 (a)	133,125
275,000	Owens-Illinois Inc., Senior Notes, 7.350% due 5/15/08 (a)	278,094
75,000	Radnor Holdings Corp., Senior Notes, 11.000% due 3/15/10 (e)	562

	Total Containers & Packaging	568,781

Diversified Consumer Services — 0.3%
100,000	Hertz Corp., Senior Notes, 8.875% due 1/1/14 (h)	105,250
245,000	Service Corp. International, Senior Notes, 7.625% due 10/1/18 (a)	260,925

	Total Diversified Consumer Services	366,175

Diversified Financial Services — 5.2%
260,000	Aiful Corp., Notes, 5.000% due 8/10/10 (h)	252,508
143,000	Alamosa Delaware Inc., Senior Notes, 11.000% due 7/31/10 (a)	154,545
800,000	Bank of America Corp., Subordinated Notes, 5.420% due 3/15/17 (a)(h)	789,768
470,000	El Paso Performance-Linked Trust Certificates, Notes, 7.750% due 7/15/11 (h)	499,375
870,000	General Electric Capital Corp., Medium-Term Notes, Series A, 4.125% due 9/1/09 (a)	848,774
850,000	HSBC Finance Corp., Notes, 4.625% due 1/15/08 (a)	844,522
245,000	Idearc Inc., Senior Notes, 8.000% due 11/15/16 (h)	249,900
	JPMorgan Chase & Co., Subordinated Notes:
700,000	6.625% due 3/15/12 (a)	739,164
450,000	5.125% due 9/15/14 (a)	443,187
1,610,690	Targeted Return Index Securities (TRAINS), Secured Notes, Series HY-1-2006, 7.548% due 5/1/16 (h)	1,646,412
290,000	TNK-BP Finance SA, 7.500% due 7/18/16 (a)(h)	309,212
100,000	Vanguard Health Holdings Co. I LLC, Senior Discount Notes, step bond to yield 9.378% due 10/1/15 (a)	77,500
75,000	Vanguard Health Holdings Co. II LLC, Senior Subordinated Notes, 9.000% due 10/1/14 (a)	76,313

	Total Diversified Financial Services	6,931,180

Diversified Telecommunication Services — 2.4%
450,000	Deutsche Telekom International Finance, Senior Notes, 5.750% due 3/23/16 (a)	444,171
50,000	Intelsat Subsidiary Holding Co., Ltd., Senior Notes, 10.484% due 1/15/12 (b)	50,687
310,000	Koninklijke KPN NV, Senior Notes, 8.000% due 10/1/10 (a)	334,756
	Qwest Communications International Inc., Senior Notes:
67,000	7.500% due 2/15/14 (a)	69,345
166,000	Series B, 7.500% due 2/15/14 (a)	171,810

See Notes to Financial Statements.

54         Legg Mason Partners Series Funds, Inc. 2006 Annual Report

Schedules of Investments (December 31, 2006) (continued)

Face Amount†		Security	Value

Diversified Telecommunication Services — 2.4% (continued)
		Qwest Corp.:
137,000		Debentures, 6.875% due 9/15/33 (a)	$131,520
280,000		Senior Notes, 7.500% due 10/1/14 (a)	298,200
675,000		Telecom Italia Capital SA, Notes, 5.250% due 10/1/15 (a)	631,603
1,000,000	MXN	Telefonos de Mexico SA de CV, Senior Notes, 8.750% due 1/31/16 (a)	96,234
970,000		Verizon Florida Inc., Senior Notes, Series F, 6.125% due 1/15/13 (a)	991,604

		Total Diversified Telecommunication Services	3,219,930

Electric Utilities — 1.6%
625,000		Duke Energy Corp., Senior Notes, 4.200% due 10/1/08 (a)	612,676
450,000		Exelon Corp., Bonds, 5.625% due 6/15/35 (a)	425,336
		FirstEnergy Corp., Notes:
240,000		Series B, 6.450% due 11/15/11 (a)	250,535
520,000		Series C, 7.375% due 11/15/31 (a)	593,995
250,000		Pacific Gas & Electric Co., First Mortgage Bonds, 6.050% due 3/1/34 (a)	252,985

		Total Electric Utilities	2,135,527

Energy Equipment & Services — 0.1%
66,000		Dresser-Rand Group Inc., Senior Subordinated Notes, 7.375% due 11/1/14 (a)	66,825

Food Products — 0.1%
		Dole Food Co. Inc., Senior Notes:
100,000		7.250% due 6/15/10 (a)	95,750
50,000		8.875% due 3/15/11	49,500

		Total Food Products	145,250

Health Care Providers & Services — 1.1%
125,000		AmeriPath Inc., Senior Subordinated Notes, 10.500% due 4/1/13 (a)	135,937
75,000		Community Health Systems Inc., Senior Subordinated Notes, 6.500% due 12/15/12 (a)	74,250
65,000		DaVita Inc., Senior Subordinated Notes, 7.250% due 3/15/15 (a)	66,625
		HCA Inc.:
		Senior Notes:
10,000		6.300% due 10/1/12	9,175
136,000		6.250% due 2/15/13 (a)	120,700
250,000		5.750% due 3/15/14 (a)	208,125
64,000		6.500% due 2/15/16 (a)	54,240
		Senior Secured Notes:
150,000		9.250% due 11/15/16 (h)	161,062
90,000		9.625% due 11/15/16 (h)	96,975
150,000		IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes, 8.750% due 6/15/14 (a)	152,625
55,000		Omnicare Inc., Senior Subordinated Notes, 6.875% due 12/15/15	54,588
		Tenet Healthcare Corp., Senior Notes:
166,000		7.375% due 2/1/13 (a)	153,342
25,000		9.875% due 7/1/14	25,563

See Notes to Financial Statements.

Legg Mason Partners Series Funds, Inc. 2006 Annual Report         55

Schedules of Investments (December 31, 2006) (continued)

Face Amount†	Security	Value

Health Care Providers & Services — 1.1% (continued)
50,000	9.250% due 2/1/15	$50,250
100,000	6.875% due 11/15/31 (a)	80,750

	Total Health Care Providers & Services	1,444,207

Hotels, Restaurants & Leisure — 1.4%
25,000	Caesars Entertainment Inc., Senior Subordinated Notes, 8.875% due 9/15/08	26,125
75,000	Carrols Corp., Senior Subordinated Notes, 9.000% due 1/15/13 (a)	77,062
150,000	Herbst Gaming Inc., Senior Subordinated Notes, 7.000% due 11/15/14 (a)	144,000
125,000	Las Vegas Sands Corp., Senior Notes, 6.375% due 2/15/15 (a)	121,719
	MGM MIRAGE Inc.:
350,000	7.625% due 1/15/17 (a)	352,625
275,000	Senior Notes, 6.750% due 9/1/12 (a)	272,250
	Mohegan Tribal Gaming Authority, Senior Subordinated Notes:
75,000	7.125% due 8/15/14 (a)	76,406
75,000	6.875% due 2/15/15 (a)	75,563
75,000	Penn National Gaming Inc., Senior Subordinated Notes, 6.750% due 3/1/15 (a)	73,875
125,000	Pinnacle Entertainment Inc., Senior Subordinated Notes, 8.250% due 3/15/12 (a)	126,875
150,000	Station Casinos Inc., Senior Notes, 7.750% due 8/15/16 (a)	151,875
275,000	Turning Stone Casino Resort Enterprise, Senior Notes, 9.125% due 12/15/10 (h)	283,250

	Total Hotels, Restaurants & Leisure	1,781,625

Household Durables — 0.2%
500,000	Holt Group Inc., Senior Notes, 9.750% due 1/15/06 (e)(f)(g)	0
100,000	Interface Inc., Senior Notes, 10.375% due 2/1/10 (a)	111,000
100,000	Sealy Mattress Co., Senior Subordinated Notes, 8.250% due 6/15/14 (a)	105,000

	Total Household Durables	216,000

Household Products — 0.0%
24,000	Spectrum Brands Inc., Senior Subordinated Notes, 7.375% due 2/1/15	20,880

Independent Power Producers & Energy Traders — 0.9%
	AES Corp., Senior Notes:
250,000	8.750% due 6/15/08 (a)	260,312
25,000	7.750% due 3/1/14	26,500
100,000	Calpine Generating Co. LLC, Senior Secured Notes, 14.370% due 4/1/11 (a)(b)(e)	108,000
25,000	Dynegy Holdings Inc., Senior Debentures, 7.125% due 5/15/18	24,500
150,000	Edison Mission Energy, Senior Notes, 7.730% due 6/15/09 (a)	156,000
	NRG Energy Inc., Senior Notes:
50,000	7.250% due 2/1/14	50,500
235,000	7.375% due 2/1/16 (a)	236,763
30,000	Oncor Electric Delivery Co., Senior Secured Notes, 6.375% due 1/15/15	30,972
	TXU Corp., Senior Notes:
130,000	Series P, 5.550% due 11/15/14 (a)	124,064
140,000	Series R, 6.550% due 11/15/34 (a)	131,632

	Total Independent Power Producers & Energy Traders	1,149,243

See Notes to Financial Statements.

56         Legg Mason Partners Series Funds, Inc. 2006 Annual Report

Schedules of Investments (December 31, 2006) (continued)

Face Amount†	Security	Value

Industrial Conglomerates — 0.6%
125,000	Moll Industries Inc., Senior Subordinated Notes, 10.500% due 7/1/08 (e)(f)(g)	$0
	Tyco International Group SA, Notes:
625,000	6.125% due 11/1/08 (a)	633,006
190,000	6.000% due 11/15/13 (a)	196,864

	Total Industrial Conglomerates	829,870

IT Services — 0.4%
400,000	Electronic Data Systems Corp., Notes, 7.125% due 10/15/09 (a)	417,263
116,000	SunGard Data Systems Inc., Senior Notes, 9.125% due 8/15/13 (a)	122,380

	Total IT Services	539,643

Machinery — 0.1%
50,000	Case New Holland Inc., Senior Notes, 7.125% due 3/1/14	51,000
81,000	Mueller Group Inc., Senior Subordinated Notes, 10.000% due 5/1/12 (a)	88,493

	Total Machinery	139,493

Media — 4.5%
25,000	AMC Entertainment Inc., Senior Subordinated Notes, 11.000% due 2/1/16	28,188
100,000	CCH I Holdings LLC/CCH I Holdings Capital Corp., Senior Accreting Notes, step bond to yield 17.441% due 1/15/15 (a)	90,500
571,000	CCH I LLC/CCH Capital Corp., Senior Secured Notes, 11.000% due 10/1/15 (a)	588,844
270,000	Clear Channel Communications Inc., Senior Notes, 6.250% due 3/15/11 (a)	262,628
525,000	Comcast Cable Communications Holdings Inc., Notes, 8.375% due 3/15/13 (a)	598,744
140,000	Comcast Cable Communications Inc., Notes, 8.875% due 5/1/17 (a)	168,899
	Comcast Corp.:
20,000	5.875% due 2/15/18	19,825
210,000	Notes, 6.500% due 1/15/15 (a)	219,146
	CSC Holdings Inc.:
125,000	Senior Debentures, Series B, 8.125% due 8/15/09 (a)	130,156
	Senior Notes:
100,000	6.750% due 4/15/12 (h)	98,000
25,000	Series B, 8.125% due 7/15/09	26,031
244,000	Dex Media West LLC/Dex Media Finance Co., Senior Subordinated Notes, Series B, 9.875% due 8/15/13 (a)	267,180
179,000	DIRECTV Holdings LLC/DIRECTV Financing Co. Inc., Senior Notes, 8.375% due 3/15/13 (a)	187,055
	EchoStar DBS Corp.:
345,000	7.000% due 10/1/13 (a)	346,294
300,000	Senior Notes, 7.125% due 2/1/16 (a)	301,500
75,000	Interep National Radio Sales Inc., Senior Subordinated Notes, Series B, 10.000% due 7/1/08 (a)	64,500
800,000	Liberty Media Corp., Senior Notes, 7.875% due 7/15/09 (a)	838,259
225,000	LodgeNet Entertainment Corp., Senior Subordinated Notes, 9.500% due 6/15/13 (a)	243,562
675,000	News America Inc., Notes, 5.300% due 12/15/14 (a)	664,626
250,000	R.H. Donnelley Finance Corp. I, Senior Subordinated Notes, 10.875% due 12/15/12 (h)	273,750

See Notes to Financial Statements.

Legg Mason Partners Series Funds, Inc. 2006 Annual Report         57

Schedules of Investments (December 31, 2006) (continued)

Face Amount†	Security	Value

Media — 4.5% (continued)
25,000	Rainbow National Services LLC, Senior Subordinated Debentures, 10.375% due 9/1/14 (h)	$27,906
395,000	Time Warner Inc., Senior Notes, 7.625% due 4/15/31 (a)	442,568
120,000	Viacom Inc., Senior Notes, 5.750% due 4/30/11 (a)	120,175

	Total Media	6,008,336

Metals & Mining — 0.2%
500,000	Republic Technologies International LLC/RTI Capital Corp., Senior Secured Notes, 13.750% due 7/15/09 (e)(f)(g)	0
310,000	Vale Overseas Ltd., Notes, 6.875% due 11/21/36 (a)	319,500

	Total Metals & Mining	319,500

Multi-Utilities — 0.3%
420,000	Dominion Resources Inc., Senior Notes, 5.700% due 9/17/12 (a)	425,273

Multiline Retail — 0.1%
50,000	Neiman Marcus Group Inc., Senior Subordinated Notes, 10.375% due 10/15/15	55,875

Office Electronics — 0.1%
150,000	Xerox Capital Trust I Exchange Capital Securities, 8.000% due 2/1/27 (a)	153,937

Oil, Gas & Consumable Fuels — 6.2%
370,000	Amerada Hess Corp., Notes, 7.300% due 8/15/31 (a)	414,182
350,000	Anadarko Finance Co., Senior Notes, Series B, 7.500% due 5/1/31 (a)	398,297
220,000	Anadarko Petroleum Corp., Senior Notes, 5.950% due 9/15/16 (a)	220,863
200,000	Chesapeake Energy Corp., Senior Notes, 6.625% due 1/15/16	199,750
430,000	ChevronTexaco Capital Co., Notes, 3.500% due 9/17/07 (a)	425,027
179,000	Cimarex Energy Co., Senior Notes, 9.600% due 3/15/12 (a)	188,621
800,000	ConocoPhillips Holding Co., Senior Notes, 6.950% due 4/15/29 (a)	911,420
500,000	Costilla Energy Inc., Senior Notes, 10.250% due 10/1/06 (e)(f)(g)	0
260,000	Devon Financing Corp. ULC, Notes, 6.875% due 9/30/11 (a)	275,206
	El Paso Corp., Medium-Term Notes:
500,000	7.375% due 12/15/12 (a)	528,750
80,000	7.750% due 1/15/32 (a)	88,000
200,000	Forest Oil Corp., Senior Notes, 8.000% due 12/15/11 (a)	209,000
200,000	Gaz Capital SA, Notes, 8.625% due 4/28/34 (h)	259,000
410,000	Gazprom, Loan Participation Notes, 6.212% due 11/22/16 (h)	413,895
75,000	Inergy LP/Inergy Finance Corp., Senior Notes, 8.250% due 3/1/16 (a)	79,125
	Kerr-McGee Corp.:
120,000	6.950% due 7/1/24 (a)	128,130
720,000	Notes, 7.875% due 9/15/31 (a)	861,507
	Kinder Morgan Energy Partners LP:
220,000	6.750% due 3/15/11 (a)	229,115
50,000	Senior Notes, 6.300% due 2/1/09	50,688
285,000	OPTI Canada Inc., 8.250% due 12/15/14 (h)	294,262
215,000	Peabody Energy Corp., Series B, 6.875% due 3/15/13 (a)	221,450
	Pemex Project Funding Master Trust:
100,000	5.750% due 12/15/15 (a)	99,425
50,000	6.625% due 6/15/35	51,213

See Notes to Financial Statements.

58         Legg Mason Partners Series Funds, Inc. 2006 Annual Report

Schedules of Investments (December 31, 2006) (continued)

Face Amount†	Security	Value

Oil, Gas & Consumable Fuels — 6.2% (continued)
260,000	Petrobras International Finance Co., Senior Notes, 6.125% due 10/6/16 (a)	$263,900
145,000	SemGroup LP, Senior Notes, 8.750% due 11/15/15 (h)	146,450
200,000	Stone Energy Corp., Senior Subordinated Notes, 8.250% due 12/15/11 (a)	197,500
	Williams Cos. Inc.:
	Notes:
350,000	7.875% due 9/1/21 (a)	377,125
475,000	8.750% due 3/15/32 (a)	539,125
50,000	Senior Notes, 7.625% due 7/15/19	53,750
40,000	XTO Energy Inc., Senior Notes, 7.500% due 4/15/12	43,506

	Total Oil, Gas & Consumable Fuels	8,168,282

Paper & Forest Products — 0.3%
400,000	Weyerhaeuser Co., Notes, 6.750% due 3/15/12 (a)	419,964

Real Estate Investment Trusts (REITs) — 0.1%
175,000	Host Marriott LP, Senior Notes, 7.125% due 11/1/13 (a)	179,812

Road & Rail — 0.1%
59,000	Horizon Lines LLC/Horizon Lines Holding Co., Senior Notes, 9.000% due 11/1/12 (a)	62,245

Specialty Retail — 0.0%
370,000	Flooring America Inc., Senior Notes, Series B, 9.250% due 10/15/07 (e)(f)(g)	0

Textiles, Apparel & Luxury Goods — 0.3%
150,000	Levi Strauss & Co., Senior Notes, 9.750% due 1/15/15 (a)	162,375
50,000	Oxford Industries Inc., Senior Notes, 8.875% due 6/1/11	51,875
250,000	Simmons Co., Senior Discount Notes, step bond to yield 9.995% due 12/15/14 (a)	197,500

	Total Textiles, Apparel & Luxury Goods	411,750

Thrifts & Mortgage Finance — 0.2%
	Countrywide Financial Corp., Medium-Term Notes:
90,000	5.501% due 1/5/09 (a)(b)	90,030
110,000	Series B, 5.471% due 6/18/08 (a)(b)	110,029

	Total Thrifts & Mortgage Finance	200,059

Tobacco — 0.5%
620,000	Altria Group Inc., Notes, 7.000% due 11/4/13 (a)	674,560

Wireless Telecommunication Services — 1.1%
25,000	American Tower Corp., Senior Notes, 7.500% due 5/1/12	26,000
	Nextel Communications Inc., Senior Notes:
375,000	Series D, 7.375% due 8/1/15 (a)	384,904
220,000	Series E, 6.875% due 10/31/13 (a)	222,498
	Sprint Capital Corp., Notes:
525,000	8.375% due 3/15/12 (a)	584,095
60,000	8.750% due 3/15/32 (a)	72,421
200,000	Sprint Nextel Corp., 6.000% due 12/1/16 (a)	195,284

	Total Wireless Telecommunication Services	1,485,202

	TOTAL CORPORATE BONDS& NOTES (Cost — $53,821,972)	52,977,728

See Notes to Financial Statements.

Legg Mason Partners Series Funds, Inc. 2006 Annual Report         59

Schedules of Investments (December 31, 2006) (continued)

Face Amount†	Security	Value

SOVEREIGN BONDS — 3.4%
Brazil — 0.4%
445,000	Federative Republic of Brazil, Collective Action Securities, 8.750% due 2/4/25 (a)	$551,800

Colombia — 0.2%
	Republic of Colombia:
50,000	10.000% due 1/23/12 (a)	59,000
100,000	10.750% due 1/15/13 (a)	124,125

	Total Colombia	183,125

Italy — 0.4%
550,000	Region of Lombardy, 5.804% due 10/25/32 (a)	570,531

Mexico — 0.6%
	United Mexican States:
325,000	8.125% due 12/30/19 (a)	397,963
380,000	Medium-Term Notes, 5.625% due 1/15/17 (a)	380,285
53,000	Series XW, 10.375% due 2/17/09 (a)	58,578

	Total Mexico	836,826

Panama — 0.1%
	Republic of Panama:
40,000	9.375% due 4/1/29	53,500
103,000	6.700% due 1/26/36 (a)	107,635

	Total Panama	161,135

Russia — 1.0%
	Russian Federation:
116,668	8.250% due 3/31/10 (h)	121,976
365,000	11.000% due 7/24/18 (a)(h)	529,250
550,000	5.000% due 3/31/30 (h)	621,843

	Total Russia	1,273,069

Supranational — 0.7%
875,000	Corporacion Andina de Fomento, Notes, 6.875% due 3/15/12 (a)	931,714

	TOTAL SOVEREIGN BONDS (Cost — $4,246,543)	4,508,200

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 3.3%
U.S. Government Agencies — 1.1%
	Federal Home Loan Bank (FHLB):
	Bonds:
260,000	5.400% due 1/2/09 (a)	259,733
70,000	4.750% due 12/16/16 (a)	68,670
190,000	Series VB15, 5.000% due 12/21/15 (a)	189,932
610,000	Global Bonds, 5.500% due 7/15/36 (a)	638,874
180,000	Federal Home Loan Mortgage Corp. (FHLMC), Medium-Term Notes, 5.550% due 12/11/08 (a)	179,967
60,000	Federal National Mortgage Association (FNMA), Notes, 5.400% due 4/13/09 (a)	60,020
30,000	Tennessee Valley Authority, Bonds, 5.980% due 4/1/36	33,555

	Total U.S. Government Agencies	1,430,751

See Notes to Financial Statements.

60         Legg Mason Partners Series Funds, Inc. 2006 Annual Report

Schedules of Investments (December 31, 2006) (continued)

Face Amount†	Security	Value

U.S. Government Obligation — 2.2%
130,000	U.S. Treasury Bonds, 6.000% due 2/15/26 (a)	$147,479
	U.S. Treasury Notes:
1,000,000	5.750% due 8/15/10 (a)	1,034,805
30,000	4.625% due 10/31/11	29,900
50,000	4.875% due 8/15/16	50,613
4,030,000	U.S. Treasury Strip Principal (STRIPS), zero coupon bond to yield 5.343% due 11/15/24 (a)	1,678,866

	Total U.S. Government Obligations	2,941,663

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $4,257,959)	4,372,414

U.S. TREASURY INFLATION PROTECTED SECURITIES (a) — 4.4%
	U.S. Treasury Bonds, Inflation Indexed:
1,728,764	2.000% due 1/15/16	1,669,744
386,430	2.000% due 1/15/26	363,546
	U.S. Treasury Notes, Inflation Indexed:
277,004	0.875% due 4/15/10	262,700
1,708,342	2.375% due 4/15/11	1,702,070
1,868,915	2.500% due 7/15/16	1,883,663

	TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost — $5,892,857)	5,881,723

Shares
COMMON STOCKS — 0.1%
CONSUMER DISCRETIONARY — 0.0%
Household Durables — 0.0%
306,644	Home Interiors & Gifts Inc. (f)(g)	3,066
2,998	Mattress Discounters Corp. (f)(g)*	0

	TOTAL CONSUMER DISCRETIONARY	3,066

CONSUMER STAPLES — 0.0%
Food Products — 0.0%
258	Imperial Sugar Co.	6,246

INDUSTRIALS — 0.0%
Commercial Services & Supplies — 0.0%
8,621	Continental AFA Dispensing Co. (f)(g)*	47,416

INFORMATION TECHNOLOGY — 0.0%
Computers & Peripherals — 0.0%
2,433	Axiohm Transaction Solutions Inc. (f)(g)*	0

TELECOMMUNICATION SERVICES — 0.1%
Wireless Telecommunication Services — 0.1%
2,760	American Tower Corp., Class A Shares (a)*	102,893

	TOTAL COMMON STOCKS (Cost — $348,994)	159,621

See Notes to Financial Statements.

Legg Mason Partners Series Funds, Inc. 2006 Annual Report         61

Schedules of Investments (December 31, 2006) (continued)

Face Amount	Security	Value

ESCROWED SHARES (f)(g) — 0.0%
$500,000	Breed Technologies Inc. (e)*	$0
375,000	Pillowtex Corp. *	0
211,844	Vlasic Foods International Inc. (e)*	4,237

	TOTAL ESCROWED SHARES (Cost — $0)	4,237

Shares
PREFERRED STOCKS (f)(g) — 0.0%
FINANCIALS — 0.0%
Diversified Financial Services — 0.0%
	TCR Holdings Corp.:
841	Class B Shares	1
462	Class C Shares	0
1,218	Class D Shares	1
2,521	Class E Shares	3

	TOTAL PREFERRED STOCKS (Cost — $300)	5

Warrants
WARRANTS (f) — 0.0%
250	Brown Jordan International Inc., Expires 8/15/07 (h)*	2
803,905	ContiFinancial Corp., Liquidating Trust, Units of Interest (Represents interest in a trust in the liquidation of ContiFinancial Corp. and its affiliates), Expires (e)*	3
200	Leap Wireless International Inc., Expires 4/15/10 (g)(h)*	0
500	Mattress Discounters Co., Expires 7/15/07 (g)(h)*	0
2,521	Pillowtex Corp., Expires 11/24/09 (g)*	0

	TOTAL WARRANTS (Cost — $20,516)	5

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $171,756,524)	169,868,416

Face Amount
SHORT-TERM INVESTMENT — 17.8%
Repurchase Agreement — 17.8%
$23,626,000	Nomura Securities International Inc. repurchase agreement dated 12/29/06, 5.270% due 1/2/07; Proceeds at maturity — $23,639,834; (Fully collateralized by U.S. government agency obligations & Treasury Notes, 0.000% to 7.250% due 1/16/07 to 4/15/28; Market value — $24,099,323) (Cost — $23,626,000) (a)	$23,626,000

	TOTAL INVESTMENTS — 146.0% (Cost — $195,382,524#)	193,494,416
	Liabilities in Excess of Other Assets — (46.0)%	(60,997,549)

	TOTAL NET ASSETS — 100.0%	$132,496,867

See Notes to Financial Statements.

62         Legg Mason Partners Series Funds, Inc. 2006 Annual Report

Schedules of Investments (December 31, 2006) (continued)

*	Non-income producing security.

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	All or a portion of this security is segregated for open futures contracts, extended settlements, written options, TBA’s and mortgage dollar rolls.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2006.

(c)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(d)	All or a portion of this security was acquired under a mortgage dollar roll agreement (See Notes 1 and 3).

(e)	Security is currently in default.

(f)	Illiquid security.

(g)	Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).

(h)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(i)	Security has no maturity date. The date shown represents the next call date.

#	Aggregate cost for federal income tax purposes is $195,633,294.

Abbreviations used in this schedule:
IO	— Interest Only
MXN	— Mexican Peso

Schedule of Options Written

Contracts	Security	Expiration Date	Strike Price	Value
36	U.S. Treasury Notes 10 Year Futures, Call	2/23/07	$110.00	$2,250
1	U.S. Treasury Notes 10 Year Futures, Call	2/23/07	111.00	31
36	U.S. Treasury Notes 10 Year Futures, Put	2/23/07	107.00	17,437
37	U.S. Treasury Notes 10 Year Futures, Put	2/23/07	106.00	7,516

	TOTAL OPTIONS WRITTEN (Premiums received — $32,059)			$27,234

See Notes to Financial Statements.

Legg Mason Partners Series Funds, Inc. 2006 Annual Report         63

Statements of Assets and Liabilities (December 31, 2006)

	Legg Mason Partners Global High Yield Bond Fund	Legg Mason Partners Short/ Intermediate U.S. Government Fund	Legg Mason Partners Strategic Bond Fund
ASSETS:
Investments, at cost	$1,136,657,422	$120,681,867	$171,756,524
Repurchase agreement, at cost	24,574,000	16,522,000	23,626,000
Foreign currency, at cost	1,929,523	—	—

Investments, at value	$1,149,676,960	$120,785,845	$169,868,416
Repurchase agreement, at value	24,574,000	16,522,000	23,626,000
Foreign currency, at value	1,989,958	—	—
Cash	391	593	204
Dividends and interest receivable	23,960,728	429,957	1,233,963
Receivable for Fund shares sold	2,726,855	431,559	284,296
Receivable for securities sold	2,236,087	—	34,660
Receivable from manager	9,136	797	1,157
Principal paydown receivable	—	25,944	12,172
Prepaid expenses	73,255	55,363	40,393

Total Assets	1,205,247,370	138,252,058	195,101,261

LIABILITIES:
Payable for securities purchased	5,327,780	53,008,214	60,869,972
Payable for Fund shares repurchased	4,470,277	1,185,873	1,149,600
Investment management fee payable	803,300	8,750	74,148
Distributions payable	799,929	51,747	88,828
Distribution fees payable	345,385	30,983	66,515
Directors’ fees payable	22,875	3,080	5,627
Payable to broker — variation margin on open futures contracts	—	10,500	42,296
Payable for open forward currency contracts	—	—	28,298
Options written, at value (premium received $32,059)	—	—	27,234
Deferred dollar roll income	—	—	1,702
Accrued expenses	186,768	102,240	250,174

Total Liabilities	11,956,314	54,401,387	62,604,394

Total Net Assets	$1,193,291,056	$83,850,671	$132,496,867

NET ASSETS:
Par value (Note 7)	$139,444	$8,443	$13,851
Paid-in capital in excess of par value	1,242,636,528	88,535,493	136,831,343
Undistributed (overdistributed) net investment income	474,337	(1,355)	4,949
Accumulated net realized loss on investments, futures contracts, options written and foreign currency transactions	(63,039,226)	(4,727,249)	(2,423,998)
Net unrealized appreciation (depreciation) on investments, futures contracts, options written and foreign currencies	13,079,973	35,339	(1,929,278)

Total Net Assets	$1,193,291,056	$83,850,671	$132,496,867

See Notes to Financial Statements.

64         Legg Mason Partners Series Funds, Inc. 2006 Annual Report

Statements of Assets and Liabilities (December 31, 2006) (continued)

	Legg Mason Partners Global High Yield Bond Fund	Legg Mason Partners Short/ Intermediate U.S. Government Fund	Legg Mason Partners Strategic Bond Fund
Shares Outstanding:
Class A	82,121,168	4,539,343	6,590,928

Class B	11,463,173	1,631,452	3,956,756

Class C	20,548,095	2,135,369	3,241,594

Class I (1)	25,311,969	—	33,391

Class O	—	136,834	28,031

Net Asset Value:
Class A (2)	$8.54	$9.89	$9.51

Class B (and offering price) (2)	$8.59	$9.94	$9.60

Class C (and offering price) (2)	$8.63	$10.01	$9.64

Class I (1) (offering price and redemption price)	$8.53	—	$9.37

Class O (offering price and redemption price)	—	$9.91	$9.39

Maximum Public Offering Price Per Share:
Class A (3) (based on maximum initial sales charge of 4.25%, 2.25% and 4.25%, respectively)	$8.92	$10.12	$9.93

(1)	As of November 20, 2006, Class Y shares were renamed Class I shares.

(2)	Redemption price per share is equal to net asset value less any applicable CDSC (See Note 2).

(3)	Class A shares maximum initial sales charge decreased from 4.50% to 4.25%, increased from 2.00% to 2.25%, and decreased from 4.50% to 4.25%, respectively, on November 20, 2006.

See Notes to Financial Statements.

Legg Mason Partners Series Funds, Inc. 2006 Annual Report         65

Statements of Operations (For the year ended December 31, 2006)

	Legg Mason Partners Global High Yield Bond Fund	Legg Mason Partners Short/ Intermediate U.S. Government Fund	Legg Mason Partners Strategic Bond Fund
INVESTMENT INCOME:
Interest	$96,947,105	$4,773,969	$8,986,430
Income from securities lending	332,451	—	489
Dividends	192,257	—	—

Total Investment Income	97,471,813	4,773,969	8,986,919

EXPENSES:
Investment management fee (Note 2)	9,437,553	546,009	972,505
Distribution fees (Notes 2 and 5)	4,387,136	430,156	914,738
Transfer agent fees (Note 5)	741,532	97,073	162,283
Shareholder reports (Note 5)	393,005	48,020	103,742
Legal fees	180,295	47,740	66,286
Restructuring and reorganization fees (Note 12)	172,318	18,751	45,334
Registration fees	80,684	40,484	54,609
Directors’ fees (Note 12)	59,784	10,754	13,166
Audit and tax	46,490	33,646	38,709
Insurance	35,298	1,979	7,772
Custody fees	14,000	3,750	5,213
Miscellaneous expenses	68,135	5,530	11,556

Total Expenses	15,616,230	1,283,892	2,395,913
Less: Fee waivers and/or expense reimbursements (Notes 2 and 12)	(36,328)	(289,409)	(5,002)

Net Expenses	15,579,902	994,483	2,390,911

Net Investment Income	81,891,911	3,779,486	6,596,008

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS WRITTEN AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	22,274,994	(1,254,920)	156,474
Futures contracts	—	30,840	98,976
Options written	—	—	23,495
Foreign currency transactions	(4,330)	—	(24,605)

Net Realized Gain (Loss)	22,270,664	(1,224,080)	254,340

Change in Net Unrealized Appreciation/Depreciation From:
Investments	6,467,332	1,019,201	(552,602)
Futures contracts	—	(70,382)	(47,872)
Options written	—	—	4,825
Foreign currencies	60,435	—	(28,204)

Change in Net Unrealized Appreciation/Depreciation	6,527,767	948,819	(623,853)

Net Gain (Loss) on Investments, Futures Contracts, Options Written and Foreign Currency Transactions	28,798,431	(275,261)	(369,513)

Increase in Net Assets From Operations	$110,690,342	$3,504,225	$6,226,495

See Notes to Financial Statements.

66         Legg Mason Partners Series Funds, Inc. 2006 Annual Report

Statements of Changes in Net Assets (For the years ended December 31,)

Legg Mason Partners Global High Yield Bond Fund	2006	2005
OPERATIONS:
Net investment income	$81,891,911	$135,387,142
Net realized gain	22,270,664	47,951,821
Change in net unrealized appreciation/depreciation	6,527,767	(116,462,664)

Increase in Net Assets From Operations	110,690,342	66,876,299

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 6):
Net investment income	(85,740,450)	(136,576,485)

Decrease in Net Assets From Distributions to Shareholders	(85,740,450)	(136,576,485)

FUND SHARE TRANSACTIONS (NOTE 7):
Net proceeds from sale of shares	392,636,859	624,456,228
Reinvestment of distributions	75,180,215	124,743,342
Cost of shares repurchased	(532,068,972)	(1,640,326,345)

Decrease in Net Assets From Fund Share Transactions	(64,251,898)	(891,126,775)

Decrease in Net Assets	(39,302,006)	(960,826,961)
NET ASSETS:
Beginning of year	1,232,593,062	2,193,420,023

End of year*	$1,193,291,056	$1,232,593,062

* Includes undistributed net investment income of:	$474,337	$340,243

See Notes to Financial Statements.

Legg Mason Partners Series Funds, Inc. 2006 Annual Report         67

Statements of Changes in Net Assets (For the years ended December 31,) (continued)

Legg Mason Partners Short/Intermediate U.S. Government Fund	2006	2005
OPERATIONS:
Net investment income	$3,779,486	$3,952,317
Net realized loss	(1,224,080)	(807,353)
Change in net unrealized appreciation/depreciation	948,819	(2,331,546)

Increase in Net Assets From Operations	3,504,225	813,418

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 6):
Net investment income	(4,018,596)	(4,231,829)

Decrease in Net Assets From Distributions to Shareholders	(4,018,596)	(4,231,829)

FUND SHARE TRANSACTIONS (NOTE 7):
Net proceeds from sale of shares	28,532,721	56,450,386
Reinvestment of distributions	3,286,344	3,275,587
Cost of shares repurchased	(58,831,647)	(67,589,402)

Decrease in Net Assets From Fund Share Transactions	(27,012,582)	(7,863,429)

Decrease in Net Assets	(27,526,953)	(11,281,840)
NET ASSETS:
Beginning of year	111,377,624	122,659,464

End of year*	$83,850,671	$111,377,624

* Includes overdistributed net investment income of:	$(1,355)	$(17,914)

See Notes to Financial Statements.

68         Legg Mason Partners Series Funds, Inc. 2006 Annual Report

Statements of Changes in Net Assets (For the years ended December 31,) (continued)

Legg Mason Partners Strategic Bond Fund	2006	2005
OPERATIONS:
Net investment income	$6,596,008	$7,209,575
Net realized gain	254,340	3,759,021
Change in net unrealized appreciation/depreciation	(623,853)	(7,317,281)

Increase in Net Assets From Operations	6,226,495	3,651,315

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 6):
Net investment income	(7,101,128)	(7,931,346)

Decrease in Net Assets From Distributions to Shareholders	(7,101,128)	(7,931,346)

FUND SHARE TRANSACTIONS (NOTE 7):
Net proceeds from sale of shares	25,471,178	38,437,484
Reinvestment of distributions	5,603,860	6,163,660
Cost of shares repurchased	(72,379,915)	(55,918,539)

Decrease in Net Assets From Fund Share Transactions	(41,304,877)	(11,317,395)

Decrease in Net Assets	(42,179,510)	(15,597,426)
NET ASSETS:
Beginning of year	174,676,377	190,273,803

End of year*	$132,496,867	$174,676,377

* Includes undistributed net investment income of:	$4,949	$1,113

See Notes to Financial Statements.

Legg Mason Partners Series Funds, Inc. 2006 Annual Report         69

Financial Highlights

For a share of each class of capital stock outstanding throughout each year ended December 31:

Legg Mason Partners Global High Yield Bond Fund	Class A Shares(1)
	2006		2005	2004	2003	2002
Net Asset Value, Beginning of Year	$8.36		$8.59	$8.29	$7.23	$7.52

Income (Loss) From Operations:
Net investment income	0.58		0.56	0.58	0.59	0.64
Net realized and unrealized gain (loss)	0.21		(0.22)	0.29	1.07	(0.19)

Total Income From Operations	0.79		0.34	0.87	1.66	0.45

Less Distributions From:
Net investment income	(0.61)		(0.57)	(0.57)	(0.60)	(0.64)
Return of capital	—		—	—	—	(0.10)

Total Distributions	(0.61)		(0.57)	(0.57)	(0.60)	(0.74)

Net Asset Value, End of Year	$8.54		$8.36	$8.59	$8.29	$7.23

Total Return(2)	9.90%		4.08%	10.97%	23.83%	6.42%

Net Assets, End of Year (000s)	$701,540		$693,116	$1,535,433	$1,148,273	$196,733

Ratios to Average Net Assets:
Gross expenses	1.21	%†	1.19%	1.20%	1.25%	1.31%
Net expenses	1.21	(3)†	1.19	1.20	1.25	1.31
Net investment income	7.01		6.59	7.02	7.34	8.86

Portfolio Turnover Rate	76%		64%	54%	78%	106%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Reflects fee waivers and/or expense reimbursements.

†	Included in the expense ratios are certain non-recurring restructuring (and reorganization if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios both would have been 1.19% (Note 12).

See Notes to Financial Statements.

70         Legg Mason Partners Series Funds, Inc. 2006 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

Legg Mason Partners Global High Yield Bond Fund	Class B Shares(1)
	2006		2005	2004	2003	2002
Net Asset Value, Beginning of Year	$8.40		$8.65	$8.34	$7.27	$7.55

Income (Loss) From Operations:
Net investment income	0.53		0.49	0.52	0.53	0.59
Net realized and unrealized gain (loss)	0.21		(0.24)	0.30	1.08	(0.18)

Total Income From Operations	0.74		0.25	0.82	1.61	0.41

Less Distributions From:
Net investment income	(0.55)		(0.50)	(0.51)	(0.54)	(0.60)
Return of capital	—		—	—	—	(0.09)

Total Distributions	(0.55)		(0.50)	(0.51)	(0.54)	(0.69)

Net Asset Value, End of Year	$8.59		$8.40	$8.65	$8.34	$7.27

Total Return(2)	9.17%		3.04%	10.22%	22.91%	5.77%

Net Assets, End of Year (000s)	$98,450		$135,186	$187,303	$235,293	$194,187

Ratios to Average Net Assets:
Gross expenses	1.99	%†	2.02%	1.98%	2.01%	2.07%
Net expenses	1.99	(3)†	2.02	1.98	2.01	2.07
Net investment income	6.25		5.81	6.25	6.74	8.12

Portfolio Turnover Rate	76%		64%	54%	78%	106%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Reflects fee waivers and/or expense reimbursements.

†	Included in the expense ratios are certain non-recurring restructuring (and reorganization if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios both would have been 1.98% (Note 12).

See Notes to Financial Statements.

Legg Mason Partners Series Funds, Inc. 2006 Annual Report         71

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

Legg Mason Partners Global High Yield Bond Fund	Class C Shares(1)
	2006		2005	2004	2003	2002
Net Asset Value, Beginning of Year	$8.44		$8.68	$8.38	$7.30	$7.59

Income (Loss) From Operations:
Net investment income	0.55		0.52	0.55	0.56	0.61
Net realized and unrealized gain (loss)	0.22		(0.23)	0.29	1.09	(0.19)

Total Income From Operations	0.77		0.29	0.84	1.65	0.42

Less Distributions From:
Net investment income	(0.58)		(0.53)	(0.54)	(0.57)	(0.61)
Return of capital	—		—	—	—	(0.10)

Total Distributions	(0.58)		(0.53)	(0.54)	(0.57)	(0.71)

Net Asset Value, End of Year	$8.63		$8.44	$8.68	$8.38	$7.30

Total Return(2)	9.46%		3.44%	10.42%	23.36%	5.93%

Net Assets, End of Year (000s)	$177,338		$235,117	$292,918	$317,704	$128,759

Ratios to Average Net Assets:
Gross expenses	1.71	%†	1.73%	1.70%	1.71%	1.80%
Net expenses	1.71	(3)†	1.73	1.70	1.71	1.80
Net investment income	6.53		6.10	6.52	6.93	8.36

Portfolio Turnover Rate	76%		64%	54%	78%	106%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Reflects fee waivers and/or expense reimbursements.

†	Included in the expense ratios are certain non-recurring restructuring (and reorganization if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios both would have been 1.69% (Note 12).

See Notes to Financial Statements.

72         Legg Mason Partners Series Funds, Inc. 2006 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

Legg Mason Partners Global High Yield Bond Fund	Class I Shares(1)(2)
	2006		2005	2004	2003	2002
Net Asset Value, Beginning of Year	$8.35		$8.59	$8.29	$7.22	$7.51

Income (Loss) From Operations:
Net investment income	0.61		0.59	0.61	0.62	0.67
Net realized and unrealized gain (loss)	0.21		(0.23)	0.29	1.08	(0.19)

Total Income From Operations	0.82		0.36	0.90	1.70	0.48

Less Distributions From:
Net investment income	(0.64)		(0.60)	(0.60)	(0.63)	(0.67)
Return of capital	—		—	—	—	(0.10)

Total Distributions	(0.64)		(0.60)	(0.60)	(0.63)	(0.77)

Net Asset Value, End of Year	$8.53		$8.35	$8.59	$8.29	$7.22

Total Return(3)	10.29%		4.33%	11.39%	24.41%	6.89%

Net Assets, End of Year (000s)	$215,963		$101,886	$117,197	$94,445	$47,874

Ratios to Average Net Assets:
Gross expenses	0.86	%†	0.83%	0.84%	0.86%	0.92%
Net expenses	0.85	(4)†	0.83	0.84	0.86	0.92
Net investment income	7.35		6.97	7.37	7.87	9.31

Portfolio Turnover Rate	76%		64%	54%	78%	106%

(1)	Per share amounts have been calculated using the average shares method.

(2)	On November 20, 2006, Class O shares were renamed as Class I shares.
(3)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(4)	Reflects fee waivers and/or expense reimbursements.

†	Included in the expense ratios are certain non-recurring restructuring (and reorganization if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios both would have been 0.84% (Note 12).

See Notes to Financial Statements.

Legg Mason Partners Series Funds, Inc. 2006 Annual Report         73

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Legg Mason Partners Global High Yield Bond Fund	Class Y Shares(1)
	2006(2)		2005	2004	2003(3)
Net Asset Value, Beginning of Period	$8.34		$8.58	$8.28	$7.58

Income (Loss) From Operations:
Net investment income	0.54		0.59	0.56	0.38
Net realized and unrealized gain (loss)	0.17		(0.24)	0.34	0.78

Total Income From Operations	0.71		0.35	0.90	1.16

Less Distributions From:
Net investment income	(0.57)		(0.59)	(0.60)	(0.46)

Total Distributions	(0.57)		(0.59)	(0.60)	(0.46)

Net Asset Value, End of Period	$8.48		$8.34	$8.58	$8.28

Total Return(4)	8.80%		4.29%	11.36%	15.70%

Net Assets, End of Period (000s)	—		$67,288	$60,569	$11,293

Ratios to Average Net Assets:
Gross expenses	0.87	%(5)	0.85%	0.87%	0.88	%(5)
Net expenses	0.87	(5)(6)	0.85	0.87	0.88	(5)
Net investment income	7.30	(5)	6.96	7.23	7.34	(5)

Portfolio Turnover Rate	76%		64%	54%	78%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the period ended November 17, 2006 (conversion date).

(3)	For the period April 2, 2003 (inception date) to December 31, 2003.
(4)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(5)	Annualized.

(6)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

74         Legg Mason Partners Series Funds, Inc. 2006 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

Legg Mason Partners Short/Intermediate U.S. Government Fund	Class A Shares(1)
	2006		2005		2004	2003	2002
Net Asset Value, Beginning of Year	$9.93		$10.22		$10.35	$10.48	$10.14

Income (Loss) From Operations:
Net investment income	0.39		0.36		0.35	0.27	0.36
Net realized and unrealized gain (loss)	(0.01)		(0.26)		(0.10)	(0.10)	0.49

Total Income From Operations	0.38		0.10		0.25	0.17	0.85

Less Distributions From:
Net investment income	(0.42)		(0.39)		(0.38)	(0.30)	(0.42)
Net realized gains	—		—		—	—	(0.00	)(2)
Return of capital	—		—		—	—	(0.09)

Total Distributions	(0.42)		(0.39)		(0.38)	(0.30)	(0.51)

Net Asset Value, End of Year	$9.89		$9.93		$10.22	$10.35	$10.48

Total Return(3)	3.88%		1.03%		2.51%	1.61%	8.59%

Net Assets, End of Year (000s)	$44,902		$51,270		$44,856	$49,222	$52,165

Ratios to Average Net Assets:
Gross expenses	1.12	%†	1.19%		1.18%	1.14%	1.30%
Gross expenses, excluding interest expense	1.12	†	1.19		1.18	1.14	1.30
Net expenses(4)(5)	0.82	†	0.80		0.80	0.80	0.80
Net expenses, excluding interest expense(4)(5)	0.82	†	0.80		0.80	0.80	0.80
Net investment income	3.99		3.60		3.50	2.60	3.43

Portfolio Turnover Rate	154	%(6)	64	%(6)	83%	86%	14%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Amount represents less than $0.01 per share.
(3)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(4)	Reflects fee waivers and/or expense reimbursements.
(5)

As a result of a voluntary expense limitation, the ratio of expenses, excluding interest expense, to average net assets, other than interest, brokerage, taxes and extraordinary expenses, of Class A shares will not exceed 0.80%.

(6)

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included the portfolio turnover rate would have been 603% and 585%, for the years ended December 31, 2006 and December 31, 2005, respectively.

†	Included in the expense ratios are certain non-recurring restructuring (and reorganization if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.10% and 0.80%, respectively (Note 12).

See Notes to Financial Statements.

Legg Mason Partners Series Funds, Inc. 2006 Annual Report         75

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

Legg Mason Partners Short/Intermediate U.S. Government Fund	Class B Shares(1)
	2006		2005		2004	2003	2002
Net Asset Value, Beginning of Year	$ 9.98		$10.26		$10.39	$10.52	$10.18

Income (Loss) From Operations:
Net investment income	0.37		0.34		0.31	0.20	0.28
Net realized and unrealized gain (loss)	(0.02)		(0.26)		(0.11)	(0.11)	0.49

Total Income From Operations	0.35		0.08		0.20	0.09	0.77

Less Distributions From:
Net investment income	(0.39)		(0.36)		(0.33)	(0.22)	(0.34)
Net realized gains	—		—		—	—	(0.00	)(2)
Return of capital	—		—		—	—	(0.09)

Total Distributions	(0.39)		(0.36)		(0.33)	(0.22)	(0.43)

Net Asset Value, End of Year	$ 9.94		$ 9.98		$10.26	$10.39	$10.52

Total Return(3)	3.63%		0.80%		2.01%	0.86%	7.78%

Net Assets, End of Year (000s)	$16,217		$25,054		$31,886	$42,442	$46,100

Ratios to Average Net Assets:
Gross expenses	1.34	%†	1.49%		1.68%	1.94%	2.04%
Gross expenses, excluding interest expense	1.34	†	1.49		1.68	1.94	2.04
Net expenses(4)	1.07	(5)†	1.05	(5)	1.28 (6)	1.55 (7)	1.56	(7)
Net expenses, excluding interest expense(4)	1.07	(5)†	1.05	(5)	1.28 (6)	1.55 (7)	1.55	(7)
Net investment income	3.74		3.33		3.03	1.87	2.71

Portfolio Turnover Rate	154	%(8)	64	%(8)	83%	86%	14%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Amount represents less than $0.01 per share.
(3)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(4)	Reflects fee waivers and/or expense reimbursements.
(5)

As a result of a voluntary expense limitation, the ratio of expenses, excluding interest expense, to average net assets, other than interest, brokerage, taxes and extraordinary expenses, of Class B shares will not exceed 1.05%.

(6)

As a result of a voluntary expense limitation, the ratio of expenses, excluding interest expense, to average net assets, other than interest, brokerage, taxes and extraordinary expenses, of Class B shares will not exceed 1.55% for the period January 31 through May 31, 2004 and 1.05% from June 1 through December 31, 2004.

(7)

As a result of a voluntary expense limitation, the ratio of expenses, excluding interest expense, to average net assets, other than interest, brokerage, taxes and extraordinary expenses, of Class B shares will not exceed 1.55%.

(8)

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included the portfolio turnover rate would have been 603% and 585%, for the years ended December 31, 2006 and December 31, 2005, respectively.

†	Included in the expense ratios are certain non-recurring restructuring (and reorganization if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.32% and 1.05%, respectively (Note 12).

See Notes to Financial Statements.

76         Legg Mason Partners Series Funds, Inc. 2006 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

Legg Mason Partners Short/Intermediate U.S. Government Fund	Class C Shares(1)
	2006		2005		2004	2003	2002
Net Asset Value, Beginning of Year	$10.05		$10.33		$10.46	$10.59	$10.24

Income (Loss) From Operations:
Net investment income	0.35		0.31		0.31	0.22	0.31
Net realized and unrealized gain (loss)	(0.02)		(0.26)		(0.10)	(0.10)	0.50

Total Income From Operations	0.33		0.05		0.21	0.12	0.81

Less Distributions From:
Net investment income	(0.37)		(0.33)		(0.34)	(0.25)	(0.37)
Net realized gains	—		—		—	—	(0.00	)(2)
Return of capital	—		—		—	—	(0.09)

Total Distributions	(0.37)		(0.33)		(0.34)	(0.25)	(0.46)

Net Asset Value, End of Year	$10.01		$10.05		$10.33	$10.46	$10.59

Total Return(3)	3.37%		0.48%		2.01%	1.12%	8.12%

Net Assets, End of Year (000s)	$21,377		$33,823		$44,738	$44,715	$42,025

Ratios to Average Net Assets:
Gross expenses	1.60	%†	1.66%		1.65%	1.65%	1.74%
Gross expenses, excluding interest expense	1.60	†	1.66		1.65	1.65	1.74
Net expenses(4)(5)	1.32	†	1.30		1.30	1.30	1.31
Net expenses, excluding interest expense(4)(5)	1.32	†	1.30		1.30	1.30	1.30
Net investment income	3.49		3.07		3.00	2.08	2.98

Portfolio Turnover Rate	154	%(6)	64	%(6)	83%	86%	14%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Amount represents less than $0.01 per share.

(3)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(4)	Reflects fee waivers and/or expense reimbursements.

(5)

As a result of a voluntary expense limitation, the ratio of expenses, excluding interest expense, to average net assets, other than interest, brokerage, taxes and extraordinary expenses, of Class C shares will not exceed 1.30%.

(6)

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included the portfolio turnover rate would have been 603% and 585%, for the years ended December 31, 2006 and December 31, 2005, respectively.

†	Included in the expense ratios are certain non-recurring restructuring (and reorganization if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.58% and 1.30%, respectively (Note 12).

See Notes to Financial Statements.

Legg Mason Partners Series Funds, Inc. 2006 Annual Report         77

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

Legg Mason Partners Short/Intermediate U.S. Government Fund	Class O Shares(1)
	2006		2005		2004	2003	2002
Net Asset Value, Beginning of Year	$9.95		$10.25		$10.38	$10.51	$10.16

Income (Loss) From Operations:
Net investment income	0.42		0.39		0.38	0.29	0.38
Net realized and unrealized gain (loss)	(0.02)		(0.26)		(0.10)	(0.10)	0.51

Total Income From Operations	0.40		0.13		0.28	0.19	0.89

Less Distributions From:
Net investment income	(0.44)		(0.43)		(0.41)	(0.32)	(0.43)
Net realized gains	—		—		—	—	(0.00	)(2)
Return of capital	—		—		—	—	(0.11)

Total Distributions	(0.44)		(0.43)		(0.41)	(0.32)	(0.54)

Net Asset Value, End of Year	$9.91		$9.95		$10.25	$10.38	$10.51

Total Return(3)	4.14%		1.28%		2.77%	1.87%	8.95%

Net Assets, End of Year (000s)	$1,355		$1,231		$1,179	$1,257	$2,914

Ratios to Average Net Assets:
Gross expenses	0.94	%†	1.14%		1.03%	0.87%	0.96%
Gross expenses, excluding interest expense	0.94	†	1.14		1.03	0.87	0.96
Net expenses(4)(5)	0.57	†	0.55		0.55	0.55	0.56
Net expenses, excluding interest expense(4)(5)	0.57	†	0.55		0.55	0.55	0.55
Net investment income	4.23		3.84		3.75	2.80	3.68

Portfolio Turnover Rate	154	%(6)	64	%(6)	83%	86%	14%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Amount represents less than $0.01 per share.
(3)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(4)	Reflects fee waivers and/or expense reimbursements.
(5)

As a result of a voluntary expense limitation, the ratio of expenses, excluding interest expense, to average net assets, other than interest, brokerage, taxes and extraordinary expenses, of Class O shares will not exceed 0.55%.

(6)

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included the portfolio turnover rate would have been 603% and 585%, for the years ended December 31, 2006 and December 31, 2005, respectively.

†	Included in the expense ratios are certain non-recurring restructuring (and reorganization if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.92% and 0.55%, respectively (Note 12).

See Notes to Financial Statements.

78         Legg Mason Partners Series Funds, Inc. 2006 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

Legg Mason Partners Strategic Bond Fund	Class A Shares(1)
	2006		2005		2004	2003	2002
Net Asset Value, Beginning of Year	$9.52		$9.77		$9.66	$8.97	$8.85

Income (Loss) From Operations:
Net investment income	0.45		0.41		0.43	0.45	0.53
Net realized and unrealized gain (loss)	0.02		(0.17)		0.13	0.69	0.31

Total Income From Operations	0.47		0.24		0.56	1.14	0.84

Less Distributions From:
Net investment income	(0.48)		(0.49)		(0.45)	(0.45)	(0.52)
Return of capital	—		—		—	—	(0.20)

Total Distributions	(0.48)		(0.49)		(0.45)	(0.45)	(0.72)

Net Asset Value, End of Year	$9.51		$9.52		$9.77	$9.66	$8.97

Total Return(2)	5.10%		2.49%		5.93%	12.98%	9.91%

Net Assets, End of Year (000s)	$62,670		$70,140		$60,739	$48,318	$29,385

Ratios to Average Net Assets:
Gross expenses	1.24	%†	1.30%		1.36%	1.36%	1.44%
Gross expenses, excluding interest expense	1.24	†	1.30		1.36	1.36	1.44
Net expenses	1.24	(3)†	1.30		1.36	1.36	1.44
Net expenses, excluding interest expense	1.24	(3)†	1.30		1.36	1.36	1.44
Net investment income	4.76		4.29		4.49	4.69	6.03

Portfolio Turnover Rate	257	%(4)	107	%(4)	86%	78%	63%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Reflects fee waivers and/or expense reimbursements.
(4)

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included the portfolio turnover rate would have been 641% and 500% for the years ended December 31, 2006 and December 31, 2005, respectively.

†	Included in the expense ratios are certain non-recurring restructuring (and reorganization if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios both would have been 1.21% (Note 12).

See Notes to Financial Statements.

Legg Mason Partners Series Funds, Inc. 2006 Annual Report         79

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

Legg Mason Partners Strategic Bond Fund	Class B Shares(1)
	2006		2005		2004	2003	2002
Net Asset Value, Beginning of Year	$9.61		$9.80		$9.67	$8.98	$8.87

Income (Loss) From Operations:
Net investment income	0.38		0.34		0.36	0.38	0.47
Net realized and unrealized gain (loss)	0.02		(0.19)		0.14	0.69	0.30

Total Income From Operations	0.40		0.15		0.50	1.07	0.77

Less Distributions From:
Net investment income	(0.41)		(0.34)		(0.37)	(0.38)	(0.48)
Return of capital	—		—		—	—	(0.18)

Total Distributions	(0.41)		(0.34)		(0.37)	(0.38)	(0.66)

Net Asset Value, End of Year	$9.60		$9.61		$9.80	$9.67	$8.98

Total Return(2)	4.33%		1.60%		5.32%	12.18%	9.12%

Net Assets, End of Year (000s)	$37,989		$55,239		$68,873	$87,794	$93,877

Ratios to Average Net Assets:
Gross expenses	1.98	%†	2.08%		2.05%	2.07%	2.10%
Gross expenses, excluding interest expense	1.98	†	2.08		2.05	2.07	2.10
Net expenses	1.97	(3)†	2.08		2.05	2.07	2.10
Net expenses, excluding interest expense	1.97	(3)†	2.08		2.05	2.07	2.10
Net investment income	4.03		3.50		3.79	4.01	5.36

Portfolio Turnover Rate	257	%(4)	107	%(4)	86%	78%	63%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Reflects fee waivers and/or expense reimbursements.
(4)

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included the portfolio turnover rate would have been 641% and 500% for the years ended December 31, 2006 and December 31, 2005, respectively.

†	Included in the expense ratios are certain non-recurring restructuring (and reorganization if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.95% and 1.94%, respectively (Note 12).

See Notes to Financial Statements.

80         Legg Mason Partners Series Funds, Inc. 2006 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

Legg Mason Partners Strategic Bond Fund	Class C Shares(1)
	2006		2005		2004	2003	2002
Net Asset Value, Beginning of Year	$9.66		$9.87		$9.74	$9.05	$8.93

Income (Loss) From Operations:
Net investment income	0.41		0.37		0.39	0.40	0.49
Net realized and unrealized gain (loss)	0.01		(0.18)		0.14	0.70	0.32

Total Income From Operations	0.42		0.19		0.53	1.10	0.81

Less Distributions From:
Net investment income	(0.44)		(0.40)		(0.40)	(0.41)	(0.50)
Return of capital	—		—		—	—	(0.19)

Total Distributions	(0.44)		(0.40)		(0.40)	(0.41)	(0.69)

Net Asset Value, End of Year	$9.64		$9.66		$9.87	$9.74	$9.05

Total Return(2)	4.46%		1.92%		5.59%	12.38%	9.50%

Net Assets, End of Year (000s)	$31,262		$48,610		$60,061	$60,747	$53,358

Ratios to Average Net Assets:
Gross expenses	1.75	%†	1.83%		1.80%	1.82%	1.87%
Gross expenses, excluding interest expense	1.75	†	1.83		1.80	1.82	1.87
Net expenses	1.74	(3)†	1.83		1.80	1.82	1.87
Net expenses, excluding interest expense	1.74	(3)†	1.83		1.80	1.82	1.87
Net investment income	4.27		3.76		4.04	4.23	5.48

Portfolio Turnover Rate	257	%(4)	107	%(4)	86%	78%	63%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Reflects fee waivers and/or expense reimbursements.
(4)

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included the portfolio turnover rate would have been 641% and 500% for the years ended December 31, 2006 and December 31, 2005, respectively.

†	Included in the expense ratios are certain non-recurring restructuring (and reorganization if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.72% and 1.71%, respectively (Note 12).

See Notes to Financial Statements.

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Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Legg Mason Partners Strategic Bond Fund	Class I Shares(1)(2)
	2006		2005		2004	2003(3)
Net Asset Value, Beginning of Year	$9.39		$9.70		$9.59	$9.36

Income (Loss) From Operations:
Net investment income	0.47		0.41		0.43	0.13
Net realized and unrealized gain (loss)	0.01		(0.17)		0.12	0.23

Total Income From Operations	0.48		0.24		0.55	0.36

Less Distributions From:
Net investment income	(0.50)		(0.55)		(0.44)	(0.13)

Total Distributions	(0.50)		(0.55)		(0.44)	(0.13)

Net Asset Value, End of Year	$9.37		$9.39		$9.70	$9.59

Total Return(4)	5.29%		2.57%		5.95%	3.90%

Net Assets, End of Year (000s)	$313		$382		$240	$6

Ratios to Average Net Assets:
Gross expenses	1.00	%†	1.22%		1.25%	1.08	%(5)
Gross expenses, excluding interest expense	1.00	†	1.22		1.25	1.08	(5)
Net expenses	1.00	(6)†	1.22		1.25	1.08	(5)
Net expenses, excluding interest expense	1.00	(6)†	1.22		1.25	1.08	(5)
Net investment income	4.99		4.32		4.55	4.55	(5)

Portfolio Turnover Rate	257	%(7)	107	%(7)	86%	78%

(1)	Per share amounts have been calculated using the average shares method.

(2)	On November 20, 2006, Class Y shares were renamed as Class I shares.

(3)	For the period September 10, 2003 (inception date) to December 31, 2003.
(4)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(5)	Annualized.

(6)	Reflects fee waivers and/or expense reimbursements.
(7)

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included the portfolio turnover rate would have been 641% and 500% for the years ended December 31, 2006 and December 31, 2005, respectively.

†	Included in the expense ratios are certain non-recurring restructuring (and reorganization if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios both would have been 0.97% (Note 12).

See Notes to Financial Statements.

82         Legg Mason Partners Series Funds, Inc. 2006 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

Legg Mason Partners Strategic Bond Fund	Class O Shares(1)
	2006		2005		2004	2003	2002
Net Asset Value, Beginning of Year	$9.40		$9.73		$9.61	$8.93	$8.84

Income (Loss) From Operations:
Net investment income	0.44		0.40		0.45	0.46	0.56
Net realized and unrealized gain (loss)	0.02		(0.18)		0.14	0.69	0.29

Total Income From Operations	0.46		0.22		0.59	1.15	0.85

Less Distributions From:
Net investment income	(0.47)		(0.55)		(0.47)	(0.47)	(0.55)
Return of capital	—		—		—	—	(0.21)

Total Distributions	(0.47)		(0.55)		(0.47)	(0.47)	(0.76)

Net Asset Value, End of Year	$9.39		$9.40		$9.73	$9.61	$8.93

Total Return(2)	5.11%		2.27%		6.29%	13.18%	10.11%

Net Assets, End of Year (000s)	$263		$305		$360	$674	$532

Ratios to Average Net Assets:
Gross expenses	1.24	%†	1.37%		1.11%	1.11%	1.23%
Gross expenses, excluding interest expense	1.24	†	1.37		1.11	1.11	1.23
Net expenses	1.23	(3)†	1.37		1.11	1.11	1.23
Net expenses, excluding interest expense	1.23	(3)†	1.37		1.11	1.11	1.23
Net investment income	4.77		4.20		4.70	4.97	6.27

Portfolio Turnover Rate	257	%(4)	107	%(4)	86%	78%	63%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Reflects fee waivers and/or expense reimbursements.
(4)

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included the portfolio turnover rate would have been 641% and 500% for the years ended December 31, 2006 and December 31, 2005, respectively.

†	Included in the expense ratios are certain non-recurring restructuring (and reorganization if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios both would have been 1.20% (Note 12).

See Notes to Financial Statements.

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Notes to Financial Statements

1.	Organization and Significant Accounting Policies

Legg Mason Partners Global High Yield Bond Fund (“Global High Yield Bond Fund”) (formerly known as Salomon Brothers High Yield Bond Fund), Legg Mason Partners Short/Intermediate U.S. Government Fund (“Short/Intermediate U.S. Government Fund”) (formerly known as Salomon Brothers Short/Intermediate U.S. Government Fund) and Legg Mason Strategic Bond Fund (“Strategic Bond Fund) (formerly known as Salomon Brothers Strategic Bond Fund) (collectively, the “Funds”) are separate diversified investment funds of the Legg Mason Partners Series Funds, Inc. (formerly known as Salomon Brothers Series Funds Inc.) (the “Company”). The Company, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Legg Mason Partners Investment Series (“Investment Series”) consists of certain funds of the Legg Mason Partners Series Funds Inc, the Legg Mason Partners Investors Value Fund and the Legg Mason Partners Capital Fund Inc.

The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Funds calculate their net asset value, the Funds may value these investments at fair value as determined in accordance with the procedures approved by the Funds’ Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Funds’ policy that their custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

(c) Financial Futures Contracts. The Funds may enter into financial futures contracts typically to hedge a portion of the portfolios. Upon entering into a financial futures contract, the Funds are required to deposit cash or securities as initial margin. Additional

84         Legg Mason Partners Series Funds, Inc. 2006 Annual Report

Notes to Financial Statements (continued)

securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Funds recognize an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Funds’ basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Funds could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Written Options. When the Funds write an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Funds realize a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium and the amount for effecting a closing purchase transaction, including brokerage commission, is also treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received reduces the cost of the security purchased by the Funds.

A risk in writing a covered call option is that the Funds may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Funds are exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Funds may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward Foreign Currency Contracts. The Global High Yield Bond Fund and Strategic Bond Fund may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on their non-U.S. dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency

Legg Mason Partners Series Funds, Inc. 2006 Annual Report         85

Notes to Financial Statements (continued)

contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Lending of Portfolio Securities. The Funds have an agreement with their custodian whereby the custodian may lend securities owned by the Funds to brokers, dealers and other financial organizations. In exchange for lending securities under the terms of the agreement with their custodian, the Funds receive a lender’s fee. Fees earned by the Funds on securities lending are recorded as securities lending income. Loans of securities by the Funds are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which varies depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Funds have the right under the lending agreement to recover the securities from the borrower on demand.

The Funds maintain the risk of any loss on the securities on loan as well as the potential loss on investments purchased with cash collateral received from securities lending.

(g) Mortgage Dollar Rolls. The Short/Intermediate U.S. Government Fund and Strategic Bond Fund enter into dollar rolls in which the Funds sell mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Funds forgo principal and interest paid on the securities. The Funds are compensated by a fee paid by the counterparty, often in the form of a drop in the repurchase price of the securities. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred and realized upon disposition of the rolled security.

The risk of entering into a mortgage dollar roll is that the market value of the securities the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Funds’ use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Funds’ obligation to repurchase the securities.

(h) Securities Traded on a To-Be-Announced Basis. The Funds may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Funds commit to purchasing or selling securities, which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Funds, normally 15 to 45 days later. Beginning on the date the Funds enter into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(i) Credit and Market Risk. The Global High Yield Bond Fund and Strategic Bond Fund invest in high yield and emerging market instruments that are subject to certain

86         Legg Mason Partners Series Funds, Inc. 2006 Annual Report

Notes to Financial Statements (continued)

credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Funds’ investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Funds. The Funds’ investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(j) Other Risks. Consistent with their objective to seek high current income, certain Funds may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which it is indexed. These securities are generally more volatile in nature and the risk of loss of principal is greater.

(k) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Funds’ policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(l) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of,

Legg Mason Partners Series Funds, Inc. 2006 Annual Report         87

Notes to Financial Statements (continued)

among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(m) Distributions to Shareholders. Distributions from net investment income on the shares of each of the Funds are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(n) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(o) Expenses. Direct expenses are charged to the Fund; general expenses of the Investment Series are allocated to the Funds based on each Fund’s relative net assets.

(p) Federal and Other Taxes. It is the Funds’ policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Funds intend to distribute substantially all of their income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Funds’ financial statements.

(q) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

Fund			(Over)/Undistributed Net Investment Income	Accumulated Net Realized Gain/Loss	Paid-in Capital
Global High Yield Bond Fund	(a	)	$172,318	—	$(172,318)
	(b	)	3,810,315	$(3,810,315)	—

Short/Intermediate U.S.	(c	)	19,859	457,813	(477,672)
Government Fund	(d	)	235,810	(235,810)	—

Strategic Bond Fund	(a	)	45,334	—	(45,334)
	(b	)	463,622	(463,622)	—

(a)	Reclassifications are primarily due to book/tax differences in the treatment of various items.

(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities, income from mortgage backed securities treated as capital gains for tax purposes, book/tax differences in the treatment of passive foreign investment companies and book/tax differences in the treatment of various items.

(c)	Reclassifications are primarily due to the expiration of a capital loss carryover and book/tax differences in the treatment of various items.

(d)	Reclassifications are primarily due to differences between book and tax amortization of premium on fixed income securities and income from mortgage backed securities treated as capital gains for tax purposes.

2.	Investment Management Agreement and Other Transactions with Affiliates

Prior to August 1, 2006, Salomon Brothers Asset Management Inc. (“SBAM”), a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”), acted as the investment manager of the Funds. Under the investment management agreement, the Funds paid an

88         Legg Mason Partners Series Funds, Inc. 2006 Annual Report

Notes to Financial Statements (continued)

investment management fee calculated daily and paid monthly at an annual rate of the Funds’ average daily net assets in accordance with the following breakpoint schedules:

Global High Yield Bond Fund

Average Daily Net Assets	Annual Rate
First $1 Billion	0.800%
Next $1 Billion	0.775
Next $3 Billion	0.750
Over $5 Billion	0.700

Short/Intermediate U.S. Government Fund

Average Daily Net Assets	Annual Rate
First $1 Billion	0.550%
Next $1 Billion	0.525
Next $3 Billion	0.500
Next $5 Billion	0.475
Over $10 Billion	0.450

Strategic Bond Fund

Average Daily Net Assets	Annual Rate
First $1 Billion	0.650%
Next $1 Billion	0.625
Next $3 Billion	0.600
Next $5 Billion	0.575
Over $10 Billion	0.550

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Funds’ investment manager and Western Asset Management Company (“Western Asset”) became the Funds’ subadviser. Effective November 30, 2006, Western Asset Management Company Limited (“Western Asset Limited”) became an additional subadviser to Global High Yield Bond Fund. The portfolio managers who are responsible for the day-to-day management of the Fund remained the same immediately prior to and immediately after the date of these changes. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason.

LMPFA provides administrative and certain oversight services to the Funds. LMPFA has delegated to the subadviser the day-to-day portfolio management of the Funds. The Funds’ investment management fee remains unchanged. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Funds. Western Asset pays Western Asset Limited a sub-advisory fee of 30 bps on the assets managed by Western Asset Limited.

During the year ended December 31, 2006, the Short/Intermediate U.S. Government Fund’s Class A, B, C and O shares had expense limitations in place of 0.80%, 1.05%, 1.30% and 0.55%, respectively.

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Notes to Financial Statements (continued)

During the year ended December 31, 2006, SBAM and LMPFA waived a portion of their investment management fee in the amount of $27,192, $2,458 and $3,845, for Global High Yield Bond Fund, Short/Intermediate U.S. Government Fund and Strategic Bond Fund, respectively. In addition during the year ended December 31, 2006, Global High Yield Bond Fund, Short/Intermediate U.S. Government Fund and Strategic Bond Fund were reimbursed for expenses amounting to $9,136, $286,951 and $1,157, respectively.

Citigroup Global Markets Inc. (“CGM”) and Legg Mason Investor Services, LLC (“LMIS”), serve as co-distributors of the Funds. LMIS is a wholly-owned broker dealer subsidiary of Legg Mason.

There was a maximum initial sales charge of 4.50%, 2.00%, and 4.50% for Class A shares of Global High Yield Bond Fund, Short/Intermediate U.S. Government Fund and Strategic Bond Fund, respectively. Effective November 20, 2006, the maximum initial sales charges decreased to 4.25% for Class A shares of Global High Yield Bond Fund and Strategic Bond Fund and increased to 2.25% for Class A shares of Short/Intermediate U.S. Government Fund for shares purchased on or after that date. There is a contingent deferred sales charge (“CDSC”) of 2.00% on Class B shares of Short/Intermediate U.S. Government Fund, which applies if redemption occurs within one year from purchase payment. This CDSC declines to 1.75% in the second year, 1.50% in the third year, 1.25% in the fourth year, 1.00% in the fifth year and no CDSC is incurred after five years. As of November 20, 2006, Class B shares may only be obtained through exchange and may be subject to the CDSC of the fund that you originally purchased, up to a maximum of 5.00%. There is also a CDSC of 4.00% on Class B shares of Global High Yield Bond Fund and Strategic Bond Fund, which applies if redemption occurs within one year from purchase payment. This CDSC declines to 3.00% in the second year, 2.00% in the third year, 1.00% in the fourth year and fifth year, and no CDSC is applied thereafter. Effective November 20, 2006, the CDSC on Class B shares of Global High Yield Bond Fund and Strategic Bond Fund increased to 4.50% if shares are redeemed within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares of the Funds have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment (except Class C shares of the Short/Intermediate U.S. Government Fund, which are not subject to a deferred sales charge). In certain cases, Class A shares of the Funds have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with the current holdings of Class A shares, equal or exceed $1,000,000, $500,000 and $1,000,000 in the aggregate for the Global High Yield Bond Fund, Short/Intermediate U.S. Government Fund and Strategic Bond Fund, respectively.

For the year ended December 31, 2006, LMIS and its affiliates received sales charges and CDSCs of approximately:

	Sales Charges	CDSCs
	Class A	Class B	Class C
Global High Yield Bond Fund	$31,000	$167,000	$9,000
Short/Intermediate U.S. Government Fund	1,000	54,000	—
Strategic Bond Fund	4,000	77,000	0	*

*	Amount represents less than $1,000.

90         Legg Mason Partners Series Funds, Inc. 2006 Annual Report

Notes to Financial Statements (continued)

Certain officers and one Director of the Company are employees of Legg Mason or its affiliates and do not receive compensation from the Company.

3.	Investments

During the year ended December 31, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments and mortgage dollar rolls) and U.S. Government & Agency Obligations were as follows:

	Investments		U.S. Government & Agency Obligations
	Purchases	Sales	Purchases	Sales
Global High Yield Bond Fund	$862,225,657	$886,796,140	—	—
Short/Intermediate U.S. Government Fund	35,745,131	8,712,792	$151,261,002	$174,014,018
Strategic Bond Fund	126,930,290	102,183,002	338,563,126	362,518,105

At December 31, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
Global High Yield Bond Fund	$43,259,677	$(38,498,804)	$4,760,873
Short/Intermediate U.S. Government Fund	332,930	(371,764)	(38,834)
Strategic Bond Fund	2,018,900	(4,157,778)	(2,138,878)

At December 31, 2006, Strategic Bond Fund had open forward foreign currency contracts as described below. The unrealized loss on the open contracts reflected in the accompanying financial statements were as follows:

	Local Currency	Market Value	Settlement Date	Unrealized Loss
Contracts to Buy:
Japanese Yen	161,928,000	$1,367,633	2/7/07	$(28,298)

At December 31, 2006, the Funds had the following open futures contracts:

Short/Intermediate U.S. Government Fund	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
U.S. Treasury, 2-Year Notes	50	3/07	$10,228,422	$10,201,562	$(26,860)
U.S. Treasury, 10-Year Notes	89	3/07	9,644,789	9,564,719	(80,070)

					(106,930)

Contracts to Sell:
U.S. Treasury Bond	5	3/07	$565,959	$557,187	$8,772
U.S. Treasury, 5-Year Notes	65	3/07	6,858,581	6,829,062	29,519

					38,291

Net Unrealized Loss on Open Futures Contracts					$(68,639)

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Notes to Financial Statements (continued)

Strategic Bond Fund	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
Federal Republic of Germany, 10-Year Bonds	50	3/07	$7,712,842	$7,655,663	$(57,179)
Libor Futures	63	9/07	14,583,381	14,577,563	(5,818)
U.S. Treasury Bond	3	3/07	339,781	334,313	(5,468)
U.S. Treasury, 2-Year Notes	70	3/07	14,319,866	14,282,188	(37,678)
U.S. Treasury, 5-Year Notes	61	3/07	6,436,293	6,408,813	(27,480)

					(133,623)

Contracts to Sell:
U.S. Treasury, 10-Year Notes	164	3/07	$17,740,766	$17,624,875	$115,891

Net Unrealized Loss on Open Futures Contracts					$(17,732)

The average monthly balance of mortgage dollar rolls outstanding for Short/Intermediate U.S. Government Fund and Strategic Bond Fund during the period ended December 31, 2006 was $45,580,392 and $64,121,472, respectively. At December 31, 2006, Short/Intermediate U.S. Government Fund and Strategic Bond Fund had outstanding mortgage dollar rolls with a total cost of $35,259,308 and $39,251,937, respectively. Counterparties with mortgage dollar rolls outstanding in excess of 10% of total net assets at December 31, 2006 for Short/Intermediate U.S. Government Fund included Bear Stearns & Co., Inc. ($10,206,875). For the year ended December 31, 2006, Short/Intermediate U.S. Government Fund and Strategic Bond Fund recorded interest income of $299,562 and $404,135, respectively, related to such transactions.

At December 31, 2006, the Short/Intermediate U.S. Government Fund and Strategic Bond Fund held TBA securities with a total cost of $52,502,427 and $60,318,311, respectively.

During the year ended December 31, 2006, written option transactions for the Short/Intermediate U.S. Government Fund and Strategic Bond Fund were as follows:

Short/Intermediate U.S. Government Fund	Number of Contracts	Premiums
Options written, outstanding December 31, 2005	—	—
Options written	4,500,000	$13,359
Options closed	(4,500,000)	(13,359)
Options expired	—	—

Options written, outstanding December 31, 2006	—	—

Strategic Bond Fund	Number of Contracts	Premiums
Options written, outstanding December 31, 2005	—	—
Options written	598	$161,823
Options closed	(488)	(129,764)
Options expired	—

Options written, outstanding December 31, 2006	110	$32,059

92         Legg Mason Partners Series Funds, Inc. 2006 Annual Report

Notes to Financial Statements (continued)

4.	Line of Credit

The Global High Yield Bond Fund and Strategic Bond Fund, along with other affiliated funds, entered into an agreement with a syndicate of banks which allows the funds collectively to borrow up to $250 million. Interest on borrowing, if any, is charged to the specific Fund executing the borrowing at the base rate of the bank. The line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the year ended December 31, 2006, the commitment fee allocated to the Global High Yield Bond Fund and Strategic Bond Fund was $75,615 and $10,487, respectively. There have been no borrowings since the line of credit was established. Effective November 17, 2006, the line of credit was terminated.

5.	Class Specific Expenses

The Funds have adopted a Rule 12b-1 distribution plan and under that plan, the Funds pay a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Global High Yield Bond Fund and the Strategic Bond Fund also pay a distribution fee with respect to their Class B and C shares calculated at the annual rate of 0.75% and 0.50% of the average daily net assets of each class, respectively. The Short/Intermediate U.S. Government Fund also pays a distribution fee with respect to Class B and C shares calculated at the annual rate of 0.25% and 0.50%, respectively, of the average daily net assets of each class. Distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2006, class specific expenses were as follows:

Global High Yield Bond Fund	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses
Class A	$1,708,779	$492,785	$242,615
Class B	1,150,182	86,001	76,460
Class C	1,528,175	149,990	68,258
Class I†	—	3,863	1,278
Class Y‡	—	8,893	4,394

Total	$4,387,136	$741,532	$393,005

†	As of November 20, 2006, Class O shares were renamed Class I shares.

‡	As of November 20, 2006, Class Y share were converted into Class O shares.

Short/Intermediate U.S. Government Fund	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses
Class A	$127,298	$58,741	$21,787
Class B	100,988	16,248	9,341
Class C	201,870	21,145	15,041
Class O	—	939	1,851

Total	$430,156	$97,073	$48,020

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Notes to Financial Statements (continued)

Strategic Bond Fund	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses
Class A	$158,389	$63,347	$50,144
Class B	454,277	47,246	28,689
Class C	302,072	51,175	23,743
Class I*	—	166	378
Class O	—	349	788

Total	$914,738	$162,283	$103,742

*	Effective November 20, 2006, Class Y shares were renamed Class I shares.

6.	Distributions to Shareholders by Class

Global High Yield Bond Fund	Year Ended December 31, 2006	Year Ended December 31, 2005
Net Investment Income:
Class A	$50,200,852	$98,836,109
Class B	7,540,833	9,409,058
Class C	13,934,853	15,743,328
Class I†	9,017,239	8,103,608
Class Y‡	5,046,673	4,484,382

Total	$85,740,450	$136,576,485

†	As of November 20, 2006, Class O shares were renamed Class I shares.

‡	As of November 20, 2006, Class Y share were converted into Class O shares.

Short/Intermediate U.S. Government Fund	Year Ended December 31, 2006	Year Ended December 31, 2005
Net Investment Income:
Class A	$2,155,446	$1,791,135
Class B	804,056	1,002,525
Class C	1,003,597	1,386,292
Class O	55,497	51,877

Total	$4,018,596	$4,231,829

Strategic Bond Fund
Net Investment Income:
Class A	$3,230,367	$3,446,064
Class B	1,986,135	2,226,254
Class C	1,855,541	2,219,262
Class I*	15,247	20,773
Class O	13,838	18,993

Total	$7,101,128	$7,931,346

*	Effective November 20, 2006, Class Y shares were renamed Class I shares.

94         Legg Mason Partners Series Funds, Inc. 2006 Annual Report

Notes to Financial Statements (continued)

7.	Capital Shares

At December 31, 2006, the Company had 10 billion shares of authorized capital stock, with par value of $0.001 per share.

Transaction in Fund shares for the periods indicated were as follows:

	Year Ended December 31, 2006		Year Ended December 31, 2005
Global High Yield Bond Fund	Shares	Amount	Shares	Amount
Class A
Shares sold	25,616,091	$214,916,138	62,833,231	$529,349,739
Shares issued on reinvestment	5,287,089	44,276,255	10,972,434	92,278,153
Shares repurchased	(31,718,880)	(264,885,586)	(169,592,471)	(1,412,097,779)

Net Decrease	(815,700)	$(5,693,193)	(95,786,806)	$(790,469,887)

Class B
Shares sold	614,536	$5,179,592	838,023	$7,098,865
Shares issued on reinvestment	631,064	5,311,060	789,665	6,677,402
Shares repurchased	(5,874,185)	(49,349,365)	(7,201,361)	(60,753,172)

Net Decrease	(4,628,585)	$(38,858,713)	(5,573,673)	$(46,976,905)

Class C
Shares sold	1,933,328	$16,362,709	5,512,764	$46,867,269
Shares issued on reinvestment	1,365,646	11,550,178	1,555,878	13,218,168
Shares repurchased	(10,601,916)	(89,730,599)	(12,948,259)	(110,078,375)

Net Decrease	(7,302,942)	$(61,817,712)	(5,879,617)	$(49,992,938)

Class I†
Shares sold	14,213,525	$120,347,862	3,063,920	$25,886,830
Shares issued on reinvestment	1,117,401	9,367,765	963,727	8,093,328
Shares repurchased	(2,225,510)	(18,615,637)	(5,469,269)	(46,155,089)

Net Increase (Decrease)	13,105,416	$111,099,990	(1,441,622)	$(12,174,931)

Class Y‡
Shares sold	4,308,363	$35,830,558	1,816,919	$15,253,525
Shares issued on reinvestment	561,046	4,674,957	533,593	4,476,291
Shares repurchased	(12,935,830)	(109,487,785)	(1,343,582)	(11,241,930)

Net Increase (Decrease)	(8,066,421)	$(68,982,270)	1,006,930	$8,487,886

†	As of November 20, 2006, Class O shares were renamed Class I shares.

‡	As of November 20, 2006, Class Y share were converted into Class O shares.

Legg Mason Partners Series Funds, Inc. 2006 Annual Report         95

Notes to Financial Statements (continued)

	Year Ended December 31, 2006		Year Ended December 31, 2005
Short/Intermediate U.S. Government Fund	Shares	Amount	Shares	Amount
Class A
Shares sold	2,059,462	$20,274,787	2,802,146	$28,203,599
Shares issued on reinvestment	195,808	1,925,729	145,757	1,463,197
Shares repurchased	(2,879,106)	(28,385,185)	(2,173,519)	(21,869,485)

Net Increase (Decrease)	(623,836)	$(6,184,669)	774,384	$7,797,311

Class B
Shares sold	108,233	$1,067,902	245,132	$2,483,961
Shares issued on reinvestment	70,158	693,417	87,063	879,108
Shares repurchased	(1,057,498)	(10,460,189)	(928,643)	(9,389,723)

Net Decrease	(879,107)	$(8,698,870)	(596,448)	$(6,026,654)

Class C
Shares sold	691,621	$6,905,997	2,508,444	$25,633,450
Shares issued on reinvestment	61,951	616,676	86,872	883,768
Shares repurchased	(1,983,218)	(19,779,632)	(3,562,446)	(36,240,450)

Net Decrease	(1,229,646)	$(12,256,959)	(967,130)	$(9,723,232)

Class O
Shares sold	28,727	$284,035	12,761	$129,376
Shares issued on reinvestment	5,129	50,522	4,918	49,514
Shares repurchased	(20,848)	(206,641)	(8,918)	(89,744)

Net Increase	13,008	$127,916	8,761	$89,146

	Year Ended December 31, 2006		Year Ended December 31, 2005
Strategic Bond Fund	Shares	Amount	Shares	Amount
Class A
Shares sold	2,183,860	$20,635,613	2,848,983	$27,585,036
Shares issued on reinvestment	279,923	2,633,298	283,211	2,726,631
Shares repurchased	(3,239,110)	(30,351,671)	(1,979,974)	(19,102,648)

Net Increase (Decrease)	(775,327)	$(7,082,760)	1,152,220	$11,209,019

Class B
Shares sold	243,734	$2,317,500	376,243	$3,652,341
Shares issued on reinvestment	153,545	1,457,900	170,738	1,653,720
Shares repurchased	(2,186,533)	(20,764,465)	(1,831,116)	(17,714,109)

Net Decrease	(1,789,254)	$(16,989,065)	(1,284,135)	$(12,408,048)

Class C
Shares sold	246,004	$2,341,751	706,649	$6,905,986
Shares issued on reinvestment	155,920	1,486,714	179,705	1,751,317
Shares repurchased	(2,194,244)	(20,954,394)	(1,940,682)	(18,883,799)

Net Decrease	(1,792,320)	$(17,125,929)	(1,054,328)	$(10,226,496)

96         Legg Mason Partners Series Funds, Inc. 2006 Annual Report

Notes to Financial Statements (continued)

	Year Ended December 31, 2006		Year Ended December 31, 2005
Strategic Bond Fund	Shares	Amount	Shares	Amount
Class I*
Shares sold	18,518	$172,253	30,743	$293,957
Shares issued on reinvestment	1,627	15,091	2,180	20,773
Shares repurchased	(27,458)	(253,239)	(17,003)	(162,975)

Net Increase (Decrease)	(7,313)	$(65,895)	15,920	$151,755

Class O
Shares sold	443	$4,061	17	$164
Shares issued on reinvestment	1,169	10,857	1,174	11,219
Shares repurchased	(6,052)	(56,146)	(5,708)	(55,008)

Net Decrease	(4,440)	$(41,228)	(4,517)	$(43,625)

*	Effective November 20, 2006, Class Y shares were renamed Class I shares.

8.	Income Tax Information and Distributions to Shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions for:

Record Date Payable Date	Global High Yield Bond Fund	Short/Intermediate U.S. Government Fund	Strategic Bond Fund
Daily 1/31/07
Class A	$0.049580	$0.033586	$0.036021
Class B	0.044539	0.031786	0.030779
Class C	—	0.030043	0.032107
Class I	0.051369	—	0.039073
Class O	—	0.035598	0.038554

The tax character of distributions paid during the fiscal year ended December 31, 2006 were as follows:

	Global High Yield Bond Fund	Short/Intermediate U.S. Government Fund	Strategic Bond Fund
Distributions Paid From:
Ordinary income	$85,740,450	$4,018,596	$7,101,128

The tax character of distributions paid during the fiscal year ended December 31, 2005 were as follows:

	Global High Yield Bond Fund	Short/Intermediate U.S. Government Fund	Strategic Bond Fund
Distributions Paid From:
Ordinary income	$136,576,485	$4,231,829	$7,931,346

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Notes to Financial Statements (continued)

As of December 31, 2006, the components of accumulated earnings on a tax basis were as follows:

	Global High Yield Bond Fund		Short/Intermediate U.S. Government Fund		Strategic Bond Fund
Undistributed ordinary income — net	$613,483		—		$9,793

Capital loss carryforward*	$(54,383,693)		$(3,959,889)		$(2,088,941)
Other book/tax temporary differences	(536,014	)(a)	(625,903	)(c)	(89,131	)(d)
Unrealized appreciation/(depreciation)	4,821,308	(b)	(107,473	)(b)	(2,180,018	)(b)

Total accumulated earnings /(losses) — net	$(49,484,916)		$(4,693,265)		$(4,348,297)

*	During the taxable year ended December 31, 2006, Global High Yield Bond Fund utilized $21,617,509, of its capital loss carryover available from prior years. As of December 31, 2006, the Funds had the following net capital loss carryforwards remaining:

Year of Expiration	Global High Yield Bond Fund	Short/Intermediate U.S. Government Fund	Strategic Bond Fund
12/31/2007	—	$(207,313)	—
12/31/2009	$(19,356,448)	(39,501)	—
12/31/2010	(35,027,245)	(43,014)	$(2,045,347)
12/31/2011	—	(256,139)	—
12/31/2012	—	(1,521,817)	—
12/31/2013	—	(1,144,175)	—
12/31/2014	—	(747,930)	(43,594)

	$(54,383,693)	$(3,959,889)	$(2,088,941)

These amounts will be available to offset any future taxable capitals gains.
(a)	Other book/tax temporary differences are attributable primarily to the tax deferral of post-October capital losses for tax purposes and differences in the book/tax treatment of various items.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

(c)

Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains / losses on certain futures contracts, the deferral of post-October capital losses for tax purposes, and differences in the book/tax treatment of various items.

(d)

Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains / (losses) on certain futures and foreign currency contracts, the deferral of post-October currency losses for tax purposes and differences in the book/tax treatment of various items.

9.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of

98         Legg Mason Partners Series Funds, Inc. 2006 Annual Report

Notes to Financial Statements (continued)

specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.

The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order.

On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the Funds’ manager does not believe that this matter will have a material adverse effect on the Affected Fund.

These Funds are not among the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore will not receive any portion of the distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

10.	Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as

Legg Mason Partners Series Funds, Inc. 2006 Annual Report         99

Notes to Financial Statements (continued)

described in Note 9. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, the Funds’ manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Fund or the ability of the Funds’ manager and its affiliates to continue to render services to the Funds under their respective contracts.

* * *

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its then affiliates, including SBFM and SBAM, which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested (including Strategic Bond Fund) and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds

100         Legg Mason Partners Series Funds, Inc. 2006 Annual Report

Notes to Financial Statements (continued)

identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM, SBFM and CGM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Funds were not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the Funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

11.	Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, the Funds’ manager believes that this matter is not likely to have a material adverse effect on the Funds.

12.	Special Shareholder Meeting and Reorganization

Shareholder approval of a merger and reorganization pursuant to which the Strategic Bond Fund’s assets will be acquired, and its liabilities assumed by Legg Mason Partners Diversified Strategic Income Fund. (the “Acquiring Fund”), in exchange for shares of the Acquiring Fund was obtained at the February 23, 2007 shareholder meeting. It is expected that the Strategic Bond Fund will be terminated, and shares of the Acquiring Fund will be distributed to the Strategic Bond Fund shareholders on or about March 2, 2007. Under the reorganization, the Strategic Bond Fund shareholders will receive shares of the Acquiring Fund with the same aggregate net asset value as their shares of the Strategic Bond Fund. It is anticipated that as a result of the reorganization, the Strategic Bond Fund shareholders will recognize no gain or loss for Federal income tax purposes.

Shareholders also approved a number of initiatives designed to streamline and restructure the fund complex. These matters generally are expected to be implemented in 2007. As noted in the proxy materials, Legg Mason will pay for a portion of the costs related to these initiatives. The portion of the costs that are borne by the Funds will be recognized in the period during which the expense is incurred. Such expenses relate to obtaining shareholder votes for proposals presented in the proxy, the election of board

Legg Mason Partners Series Funds, Inc. 2006 Annual Report         101

Notes to Financial Statements (continued)

members, retirement of board members, as well as printing, mailing, and soliciting proxies. The portions of these costs borne by the Funds and reflected in the Statement of Operations are deemed extraordinary for expense cap purposes and are not subject to the Fund’s expense limitation agreement. See also “Additional Shareholder Information “ at the end of this report.

13.	Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for the Funds will be January 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Funds has determined that adopting FIN 48 will not have a material impact on the Funds’ financial statements.

* * *

On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157 Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

102         Legg Mason Partners Series Funds, Inc. 2006 Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Legg Mason Partners Series Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Legg Mason Partners Global High Yield Bond Fund (formerly Salomon Brothers High Yield Bond Fund), Legg Mason Partners Short/Intermediate U.S. Government Fund (formerly Salomon Brothers Short/Intermediate U.S. Government Fund) and Legg Mason Partners Strategic Bond Fund (formerly Salomon Brothers Strategic Bond Fund), each a series of Legg Mason Partners Series Funds, Inc. (formerly Salomon Brothers Series Funds Inc) and the schedule of options written specific to Legg Mason Partners Strategic Bond Fund, as of December 31, 2006, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended December 31, 2004 were audited by other independent registered public accountants whose report thereon, dated February 18, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners High Yield Bond Fund, Legg Mason Partners Short/Intermediate U.S. Government Fund and Legg Mason Partners Strategic Bond Fund as of December 31, 2006, and the results of their operations for the year then ended, the changes in their net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 26, 2007

Legg Mason Partners Series Funds, Inc. 2006 Annual Report         103

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of the Legg Mason Partners Series Funds, Inc. (formerly known as Salomon Brothers Series Funds Inc) (the “Company”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Company is set forth below. The Statement of Additional Information includes additional information about the Directors of the Company and is available, without charge, upon request by calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

Name, Address and Birth Year	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Non-Interested Directors:
Carol L. Colman Colman Consulting Co. 278 Hawley Road North Salem, NY 10560 Birth Year: 1946	Director	Since 1996	President, Colman Consulting Co.	35	None

Daniel P. Cronin 24 Woodlawn Avenue New Rochelle, NY 10804 Birth Year: 1946	Director	Since 1996	Retired; Formerly associate General Counsel, Pfizer Inc.	32	None

Leslie H. Gelb 150 East 69th Street New York, NY 10021 Birth Year: 1937	Director	Since 2002	President Emeritus and Senior Board Fellow, The Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor, Op-Ed Page, The New York Times	32	Director of two registered investment companies advised by Blackstone Asia Advisers LLC (“Blackstone”)

William R. Hutchinson 535 N. Michigan Avenue Suite 1012 Chicago, IL 60611 Birth Year: 1942	Director	Since 2003	President, W.R. Hutchinson & Associates Inc. (consultant); formerly Group Vice President, Mergers and Acquisitions, BP p.l.c.	42	Director, Associated Banc-Corp.

Dr. Riordan Roett The Johns Hopkins University 1740 Massachusetts Ave., NW Washington, DC 20036 Birth Year: 1938	Director	Since 2002	Professor and Director, Latin American Studies Program, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University	32	None

Jeswald W. Salacuse Tufts University — The Fletcher School of Law & Diplomacy 160 Packard Avenue Medford, MA 02155 Birth Year: 1938	Director	Since 2002	Henry J. Braker Professor of Commercial Law and formerly Dean, The Fletcher School of Law & Diplomacy, Tufts University	32	Director of two registered investment companies advised by Blackstone

104         Legg Mason Partners Series Funds, Inc.

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Interested Director:
R. Jay Gerken, CFA*** Legg Mason & Co., LLC (“Legg Mason”) 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Legg Mason; President and Chief Executive Officer of Legg Mason Partners Fund Advisors, LLC (“LMPFA”) (Since 2006); President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Legg Mason; Formerly, Chairman of SBFM and CFM (from 2002 to 2006); Formerly, Chairman, President and Chief Executive Officer of Travelers Investment Advisers, Inc. (from 2002 to 2005)	162	None

Officers:
Frances M. Guggino Legg Mason 125 Broad Street, 10th Floor New York, NY 10004 Birth Year: 1957	Chief Financial Officer and Treasurer	Since 2004	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Controller of certain mutual funds associated with Legg Mason (from 1999 to 2004)	N/A	N/A

Legg Mason Partners Series Funds, Inc.          105

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Ted P. Becker Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); Managing Director of Compliance at Legg Mason or its predecessor (from 2002-2005); Prior to 2002, Managing Director — Internal Audit & Risk Review at Citigroup, Inc.	N/A	N/A

John Chiota Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1968	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason or its predecessor (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse	N/A	N/A

106         Legg Mason Partners Series Funds, Inc.

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Robert I. Frenkel Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)	N/A	N/A

*	Directors are elected until the Company’s next annual meeting and until their successors are elected and qualified. Officers are elected or appointed by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve.

**	Mr. Gerken is an “interested person” of the Company as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Legg Mason Partners Series Funds, Inc.          107

Additional Shareholder Information (unaudited)

Results of a Special Meeting of Shareholders

On December 11, 2006, a Special Meeting of Shareholders was held to vote on various proposals recently approved by the Funds’ Board Members. The following tables provide the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to the following proposals: (1) elect Board Members, and (2) Revise Fundamental Investment Policies.

Proposal 1: Elect Board Members

Nominees:	Votes For	Authority Withheld	Abstentions
Paul R. Ades	123,276,317.131	3,082,135.672	0.000
Andrew L. Breech	123,263,371.782	3,095,081.021	0.000
Dwight B. Crane	123,262,454.821	3,095,997.982	0.000
Robert M. Frayn, Jr.	123,177,621.132	3,180,831.671	0.000
Frank G. Hubbard	123,240,887.733	3,117,565.070	0.000
Howard J. Johnson	123,237,577.056	3,120,875.747	0.000
David E. Maryatt	123,181,879.401	3,176,573.402	0.000
Jerome H. Miller	123,151,423.644	3,207,029.159	0.000
Ken Miller	123,225,633.504	3,132,819.299	0.000
John J. Murphy	123,258,467.753	3,099,985.050	0.000
Thomas T. Schlafly	123,271,369.107	3,087,083.696	0.000
Jerry A. Viscione	123,159,026.695	3,199,426.108	0.000
R. Jay Gerken, CFA	123,180,648.353	3,177,804.450	0.000

Proposal 2: Revise Fundamental Investment Policies

Items Voted On	Votes For	Votes Against	Abstentions	Broker Non-Votes
Legg Mason Partners Global High Yield Bond Fund
Borrowing Money	68,137,190.030	1,275,167.792	1,973,938.260	20,736,029.000
Underwriting	68,162,791.321	1,239,850.796	1,983,653.965	20,736,029.000
Lending	68,131,571.270	1,306,451.108	1,948,273.704	20,736,029.000
Issuing Senior Securities	68,142,977.778	1,238,596.466	2,004,721.838	20,736,029.000
Real Estate	68,178,189.644	1,232,649.750	1,975,456.688	20,736,029.000
Commodities	68,101,729.120	1,284,576.274	1,999,990.688	20,736,029.000
Concentration	68,008,773.965	1,309,392.429	2,068,129.688	20,736,029.000
Diversification	68,035,906.031	1,335,996.363	2,014,393.688	20,736,029.000
Investment in other Investment Companies	68,154,638.825	1,420,405.709	1,811,251.548	20,736,029.000

Items Voted On	Votes For	Votes Against	Abstentions	Broker Non-Votes
Legg Mason Partners Strategic Bond Fund
Borrowing Money	5,111,103.548	257,713.106	342,668.921	1,722,335.000
Underwriting	5,109,720.548	254,900.106	346,864.921	1,722,335.000
Lending	5,108,173.548	262,561.106	340,750.921	1,722,335.000
Issuing Senior Securities	5,093,914.445	277,871.209	339,699.921	1,722,335.000
Real Estate	5,095,080.445	263,023.209	353,381.921	1,722,335.000
Commodities	5,094,739.491	256,428.163	360,317.921	1,722,335.000
Concentration	5,087,352.594	263,222.060	360,910.921	1,722,335.000
Diversification	5,072,432.548	275,532.106	363,520.921	1,722,335.000
Investment in other Investment Companies	5,101,681.445	270,318.209	339,485.921	1,722,335.000

108         Legg Mason Partners Series Funds, Inc.

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2006:

	Short/Intermediate US Government Fund	Strategic Bond Fund
Record Date:	Daily	Daily
Payable Date:	Monthly	Monthly

Interest from Federal Obligations	41.99%	8.84%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

Legg Mason Partners Series Funds, Inc.          109

Legg Mason Partners Series Funds, Inc.

DIRECTORS Carol L. Colman Daniel P. Cronin Leslie H. Gelb R. Jay Gerken, CFA Chairman William R. Hutchinson Dr. Riordan Roett Jeswald W. Salacuse

INVESTMENT MANAGER

Legg Mason Partners Fund Advisor, LLC

SUBADVISERS

Western Asset Management Company

Western Asset Management Company Limited

DISTRIBUTORS

Citigroup Global Markets Inc.

Legg Mason Investor Services, LLC

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough, MA 01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

This report is submitted for the general information of the shareholders of Legg Mason Partners Series Funds, Inc. – Global High Yield Bond Fund, Short/Intermediate U.S. Government Fund and Strategic Bond Fund, but it may also be used as sales literature.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Funds’ investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Funds. Please read the prospectus carefully before investing.

www.leggmason.com/InvestorServices

©2007 Legg Mason Investor Services, LLC

Member NASD, SIPC

FD04090 02/07	SR07-260

Legg Mason Partners Series Funds, Inc.

Legg Mason Partners Global High Yield Bond Fund

Legg Mason Partners Short/Intermediate U.S. Government Fund

Legg Mason Partners Strategic Bond Fund

The Funds are separate investment funds of the Legg Mason Partners Series Funds, Inc., a Maryland corporation.

LEGG MASON PARTNERS SERIES FUNDS, INC.

Legg Mason Partners Fund

125 Broad Street

10th Floor, MF-2

New York, New York 10004

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Funds, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th of each year, and a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Funds website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that William R. Hutchinson, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. Effective June 17, 2005, PricewaterhouseCoopers LLP (“PwC”) resigned as the Registrant’s principal accountant (the “Auditor”). The Registrant’s audit committee approved the engagement of KPMG LLP (“KPMG”) as the Registrant’s new principal accountant. The aggregate fees billed in the last two fiscal years ending December 31, 2005 and December 31, 2006 (the “Reporting Periods”) for professional services rendered for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $243,500 in 2005 performed by PwC and $159,000 in 2006 performed by KPMG.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by PwC or KPMG that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $45,050 in 2005 and $0 in 2006.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Series Funds Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by PwC and KPMG for tax compliance, tax advice and tax planning (“Tax Services”) were $33,681 in 2005 performed by PwC and $35,788 in 2006 performed by PwC and KPMG. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by PwC or KPMG to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) There were no non-audit services rendered by KPMG to SBAM, or any entity controlling, controlled by or under common control with SBAM that provided ongoing services to the Registrant.

All Other Fees. There were no other non-audit services rendered by PwC or KPMG to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Legg Mason Partners Series Funds Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Series Funds Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2005 and 2006; Tax Fees were 100% and 100% for 2005 and 2006; and Other Fees were 100% and 100% for 2005 and 2006.

(f) N/A

(g) All Other Fees. The aggregate fees billed for all other non-audit services rendered by PwC to Salomon Brothers Asset Management (“SBAM”), and any entity controlling, controlled by or under common control with SBAM that provided ongoing services to Legg Mason Partners Series Funds Inc., requiring pre-approval by the Audit Committee for the year ended December 31, 2005 which include the issuance of reports on internal control under SAS No. 70 related to various Citigroup Asset Management (“CAM”) entities a profitability review of the Adviser and phase 1 of an analysis of Citigroup’s current and future real estate occupancy requirements in the tri-state area and security risk issues in the New York metro region was $1.3 million all of which was pre-approved by the Audit Committee.

Non-audit fees billed by PwC for services rendered to Legg Mason Partners Series Funds Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Legg Mason Partners Series Funds Inc. during the reporting period was $2.7 million for the year ended December 31, 2005.

Non-audit fees billed by KPMG for services rendered to Legg Mason Partners Series Funds Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Legg Mason Partners Series Funds Inc. during the reporting period was $75,000 and $0 for the years ended December 31, 2005 and December 31, 2006, respectively. Such fees relate to services provided in connection with the transfer agent matter as fully described in the notes to the financial statements.

(h) Yes. The Legg Mason Partners Series Funds Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Series Funds Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a)(2)	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Series Funds, Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of Legg Mason Partners Series Funds, Inc.

Date:	March 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Series Funds, Inc.

Date:	March 9, 2007

By:	/s/ Frances M. Guggino
Frances M. Guggino
Chief Financial Officer of
Legg Mason Partners Series Funds, Inc.

Date:	March 9, 2007